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                                                                Exhibit 10.2

                 Real Property and Financing Statement Indexes



              GEORGIA Fulton County Clerk's Office Superior Court
                   Filed and Recorded July 11, 1990 at 11:40
                                                        /s/ Juanita Hicks, CLERK


                    DEED TO SECURE DEBT, SECURITY AGREEMENT
                      AND ASSIGNMENT OF LEASES AND RENTS*

                                      From

                      IVY STREET HOTEL LIMITED PARTNERSHIP
                                      and
                 ATLANTA MARRIOTT MARQUIS LIMITED PARTNERSHIP,
                                  as Grantors

                                       To

                     MARRIOTT/PORTMAN FINANCE CORPORATION,
                                   as Grantee

                     Date:  As of July 10, 1990
                     Secured Note Amount:  $199,000,000.00
                     Maturity Date:  July 10, 1997
                     Property:  Land Lot(s):  51
                                District:  14
                                County:  Fulton
                                State:  Georgia

                             RECORD AND RETURN TO:

                            Suzanne J. Roberts, Esq.
                    The Citizens and Southern National Bank
                              c/o Powell Goldstein
                                Frazer & Murphy
                       1100 C & S National Bank Building
                                35 Broad Street
                             Atlanta, Georgia 30335

-------------
* THIS INSTRUMENT IS TO BE FILED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS. THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED AND THE MAILING ADDRESS OF THE DEBTOR ARE AS DESCRIBED

                                                  (footnote cont'd on p. 1)
--------------------------------------------------------------------------------
I certify that the Intangible Tax required by law on the notes prior to the recording of Security Deed (@$1.50 per $500 or fraction as shown by face of Security Deed) in the amount of $25,000.00 tax has been paid, this 11 day of July, 1990.

FRANK D. COX, Tax Commissioner          By /s/ J. Jackson, Deputy.
                                           ------------------
                                           J. Jackson, Deputy

                                TABLE OF CONTENTS

RECITALS

Paragraph I  .................................................................3
Paragraph II .................................................................7
Paragraph III ...............................................................21
Paragraph IV ................................................................22
Paragraph V..................................................................24

    Article 1  INDEBTEDNESS..................................................24
    Article 2  IMPOSITIONS...................................................24
    Article 3  MAINTENANCE AND REPAIRS; WASTE................................27
    Article 4  COMPLIANCE WITH LAWS; USE OF-PREMISES;
                 ETC. .......................................................29
    Article 5  INSURANCE; ETC. ..............................................31
    Article 6  ALTERATIONS; DEMOLITION; ETC..................................41
    Article 7  TRANSFERS; PLEDGES; FINANCING.................................42
    Article 8  PRIORITY OF SECURITY DEED; NO MERGER..........................53
    Article 9  CONDEMNATION..................................................54
    Article 10 SPACE LEASES..................................................56
    Article 11 ASSIGNMENT OF LEASES AND RENTS; ETC...........................57
    Article 12 GRANTEE MAY CURE OWNER'S AND/OR
                 GROUND LESSOR'S DEFAULT.....................................59
    Article 13 BOOKS AND RECORDS; FINANCIAL
                 STATEMENTS, ETC. ...........................................60
    Article 14 RECORDED INSTRUMENTS..........................................62
    Article 15 DEFAULT; ACCELERATION OF PRINCIPAL............................62
    Article 16 LEGAL EXPENSES; SUBROGATION;
                 WAIVER OF OFFSETS...........................................65
    Article 17 INDEMNIFICATION...............................................66
    Article 18 NO CREDITS....................................................67
    Article 19 DEFAULT AND FORECLOSURE.......................................68
    Article 20 SEVERANCE; RELEASE............................................76
    Article 21 NO WAIVER.....................................................77
    Article 22 MODIFICATION..................................................78
    Article 23 NOTICES.......................................................78
    Article 24 FURTHER ASSURANCES............................................79
    Article 25 GROUND LEASE; JOINDER OF GROUND LESSOR........................80
    Article 26 MISCELLANEOUS PROVISIONS......................................85
    Article 27 APPLICATION OF FUNDS..........................................89
    Article 28 SUCCESSORS AND ASSIGNS........................................90
    Article 29 GENDER AND NUMBER; CONSTRUCTION...............................90
    Article 30 INVALIDITY OF PROVISIONS......................................91
    Article 31 GRANTEE'S REPRESENTATIVE......................................91

Exhibit A Description of Land
Exhibit B Permitted Exceptions
Exhibit C Security Agreement Information
Exhibit D Existing Indebtedness

18650015


                     DEED TO SECURE DEBT, SECURITY AGREEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS

STATE OF GEORGIA )
                 ) KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF FULTON )

         THIS DEED TO SECURE DEBT, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (hereinafter referred to as the "Deed") entered into as of this 10th day of July, 1990 by IVY STREET HOTEL LIMITED PARTNERSHIP (hereinafter referred to as "Owner"), a Georgia limited partnership, having an office at 10400 Fernwood Road, Bethesda, Maryland 20058, ATLANTA MARRIOTT MARQUIS LIMITED PARTNERSHIP (hereinafter referred to as "AMMLP" or "Ground Lessor" and together with the owner hereinafter referred to as the "Grantors", such Grantors to have joint and several liability hereunder), a Delaware limited partnership having an office at 10400 Fernwood Road, Bethesda, Maryland 20058 and MARRIOTT/PORTMAN FINANCE CORPORATION, a Delaware corporation having an office at 10400 Fernwood Road, Bethesda, Maryland 20058 (hereinafter referred to as "Grantee").

------------------
    IN EXHIBIT C ATTACHED HERETO, IN COMPLIANCE WITH THE REQUIREMENTS OF ARTICLE 9, SECTION 402 OF THE UNIFORM COMMERCIAL CODE, TITLE 11 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED.

    THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND SECURES OBLIGATIONS CONTAINING PROVISIONS FOR EXTENSIONS OF TIME FOR PAYMENT AND OTHER MODIFICATIONS IN THE TERMS OF THE OBLIGATIONS.

    A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT, PURSUANT TO WHICH THE GRANTEE MAY TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A JUDICIAL FORECLOSURE ACTION UPON DEFAULT BY GRANTOR UNDER THIS INSTRUMENT.

    PORTIONS OF THE COLLATERAL ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN EXHIBIT A HERETO.

    THE COLLATERAL SECURES INDEBTEDNESS EVIDENCED BY THE NOTE SECURED HEREUNDER IN THE ORIGINAL PRINCIPAL AMOUNT OF ONE HUNDRED NINETY NINE MILLION AND NO/100 DOLLARS ($199,000,000.00), THE FINAL MATURITY OF WHICH IS JULY 10, 1997.

                              W I T N E S S E T H:

         WHEREAS, AMMLP is the owner of the fee estate in the land described in Exhibit A hereto and all rights, easements and appurtenances thereto (collectively, the "Land"); and

         WHEREAS, pursuant to a Ground Lease between Ground Lessor, as landlord, and the Owner, as lessee, dated May 28, 1985 (as may be amended or supplemented from time to time, the "Ground Lease"), the Owner is the owner of the leasehold estate in the Land, and the fee owner of certain other property interests described below, including the buildings and improvements now and hereafter erected on the Land (the fee and leasehold estates under the Ground Lease in the Land, buildings and improvements sometimes referred to hereinafter as the "Premises"); and

         WHEREAS, the Grantee is simultaneously with the execution and delivery hereof issuing certain notes due July 10, 1997 under that certain Indenture dated as of July 1, l990 between the Grantee, as Issuer, Marriott Corporation ("Marriott"), as Guarantor, and The Citizens and Southern National Bank, as Collateral Trustee, Senior Trustee and Subordinated Trustee (as may be amended or supplemented from time to time, the "Indenture"); and

         WHEREAS, the Owner is executing and delivering to the Grantee a secured note of even date herewith in the principal amount of $199,000,000 due on or before July 10, 1997 (as may be amended or supplemented from time to time, the "Secured Note"), said Secured Note to be payable at such times and with interest thereon at such rates as specified therein; and

         WHEREAS, as further security for the payment and performance of the obligations secured by this Deed, concurrently with the execution and delivery of this Deed, the Owner is executing and delivering to the Grantee a Management Agreement Assignment, a Security Agreement and a Bank Accounts Assignment (as such terms are hereinafter defined); and

         WHEREAS, as further security for the payment and performance of the obligations secured by this Deed, concurrently with the execution and delivery of this Deed, Ground Lessor, as owner of the fee estate in the Land and lessor under the Ground Lease, is joining in the execution and delivery of this Deed for the purpose of conveying, as security, its fee estate in the Land to the Grantee and thereby subjecting the terms and provisions of the Ground Lease to the terms and provisions of this Deed; and

         WHEREAS, concurrently with the execution and delivery of this Deed, the Grantee, as the Issuer under the Indenture, intends to execute an Assignment and Pledge Agreement (as hereinafter defined), pursuant to which there shall be assigned and/or pledged to the Collateral Trustee (as hereinafter defined) this Deed, the Secured Note, the Assignment, the Bank Accounts Assignment and the Security Agreement, all as collateral for the Notes authorized to be issued pursuant to the Indenture;

         NOW, THEREFORE,

         I. To secure the payment of the aforesaid principal sum of One Hundred Ninety Nine Million and No/100 Dollars (S199,000,000.00) with interest thereon according to the Secured Note (including Default Interest, if any, Secured Note Additional Interest, if any, and Deferred Interest calculated in accordance with the Secured Note but not to exceed $17,589,720.00, as such terms are hereinafter defined) with final payment due on July 10, 1997, and to secure the faithful performance of each and every covenant, term, condition and agreement of the Grantors contained herein, in the Secured Note and the other Financing Documents (as hereinafter defined), and the payment by the Grantors to the Grantee of all such sums, if any, as may be expended or advanced by the Grantee in the performance of any obligation of the Grantors hereunder or as may be expended or advanced by the Grantee to protect and preserve the collateral granted hereunder or the security interest hereby created therein, and any other sums or charges which may be due and payable by the Grantors to the Grantee hereunder or thereunder (collectively sometimes hereinafter referred to as the "Obligations"), the Grantors do hereby GRANT, ASSIGN, BARGAIN, SELL, CONVEY, TRANSFER, PLEDGE and SET OVER unto Grantee all of the following Mortgaged Premises (as hereinafter defined), subject, however, to the Permitted Exceptions (as hereinafter defined), TO HAVE AND HOLD all the Mortgaged Premises unto Grantee, its successors and assigns forever, and the Grantors warrant and covenant that the Owner and Ground Lessor are lawfully seized and possessed of the Mortgaged Premises and have good right to convey the same and do hereby bind themselves, their successors and assigns to warrant and forever defend the title to the Mortgaged Premises unto Grantee against every person whomsoever lawfully claiming or to claim the same or any part thereof (subject, however, to the Permitted Exceptions), to wit:

         ALL of the Ground Lessor's fee estate in and to the Land and the Ground Lessor's rights, title and interest as landlord under the Ground Lease and the Ground Lessor's rights, title and interest, if any, which it may hereafter acquire in the leasehold estate in and to the Land and as tenant under the Ground Lease and the premises demised thereunder;

         ALL of the Owner's leasehold estate in and to the Land and the Owner's right, title and interest as tenant under the Ground Lease and the premises demised thereunder, including, without limitation, renewals and extensions, if any, and rights to so renew and extend, and the lessee's interest under the Ground Lease in and to "Tenant's Investment", as such term is defined in the Ground Lease;

         TOGETHER with all right, title and interest of the Grantors now owned or hereafter acquired, in and to, all and singular, the easements, tenements, hereditaments and appurtenances belonging to or in any way appertaining to the Premises and the reversion and remainder thereof including, without limitation, all right, title and interest of the Grantors under that certain Agreement, dated February 21, 1984, by and between the City of Atlanta and the Owner, which Agreement was filed and recorded April 16, 1984 in the Office of the Clerk of the Superior Court of Fulton County, Georgia in Book 8931, page 310;

         TOGETHER with all right, title and interest of the Grantors now owned or hereafter acquired, in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining or adjacent to the Premises and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

         TOGETHER with all right, title and interest of the Grantors in and to all insurance or other proceeds for damage done to buildings, structures or other improvements or personal property of the Grantors on the Premises and all awards heretofore made or hereafter to be made to or for the account of the Grantors for the permanent or temporary taking by eminent domain of the whole or any part of the Mortgaged Premises or any lesser estate in, or easement appurtenant to the Mortgaged Premises (including, without limitation, any awards for change of grade of streets), all of which proceeds and awards are hereby assigned to the Grantee subject to the further provisions of this Deed;

         TOGETHER with all of the rents, issues, benefits and profits of the Mortgaged Premises, including all right, title and interest of Ground Lessor in and to the Ground Lease (including Ground Rent) and all right, title and interest of the Grantors in and to the Space Leases (as hereinafter defined) now or hereafter entered into covering any part of the Mortgaged Premises, and all security and other deposits and down payments made pursuant thereto, all of which are hereby assigned to the Grantee, subject, however, to the right of the Grantors to receive and use the same as hereinafter provided, subject, further, to the right, power and authority hereafter given to and conferred upon the Grantee to collect and apply such rents, issues, benefits and profits;

         TOGETHER with all of the records and books of account now or hereafter maintained by or on behalf of the Grantors in connection with the operation of the Mortgaged Premises;

         TOGETHER also with all right, title and interest of the Grantors in and to (a) all buildings, structures and other improvements now or hereafter erected, constructed or situated upon the Premises or any part thereof; (b) all machinery, devices, fixtures, interior improvements, appurtenances, equipment and articles of personal property of every kind and nature whatsoever now or hereafter attached to or placed in or upon the Premises or any such building, structure or other improvement, whether as a hotel or otherwise, or any part thereof, and used or procured for use in connection with the operation of any such building, structure or other improvement, including, but without limiting the generality of the foregoing, all materials, engines, furnaces, boilers, stokers, pumps, tanks, heaters, oil burners, dynamos, generators, motors, scales, motor vehicles, laboratory and testing equipment, swimming pools and related equipment, maintenance equipment of every kind and nature, switchboards, partitions, doors, electrical wiring and equipment, projection equipment, heating, plumbing, washroom, toilet and lavatory fixtures and equipment, lifting, ventilating and incinerating apparatus, sprinkler and other fire extinguishing and fire prevention apparatus or systems, air-conditioning apparatus, gas, electric and steam fixtures, elevators, conveyors, escalators, hoists, vaults and safes, fittings, radiators, chutes, ducts, machinery, snow removal, sweeping, vacuuming and other cleaning equipment, tools, building supplies, window washing hoists, as well as all additions thereto and replacements thereof collectively (exclusive of "Furnishings and Furniture," as defined below), "Building Service Equipment"] (such buildings, structures or improvements now or hereafter erected, constructed or situated upon the Premises or any part thereof and the Building Service Equipment are sometimes collectively called the "Improvements"); (c) all of the furniture, furnishings, beds, bedsprings, mattresses, bureaus, chiffonniers, chairs, chests, desks, bookcases, tables, rugs, carpets, curtains, draperies, hangings, decorations, pictures, outdoor sculpture and works of art, divans, couches, glassware, silverware, tableware, linens, towels, bedding, blankets, china, ornaments, bric-a-brac, kitchen equipment, and utensils, bars, bar fixtures, uniforms, safes, cash registers, accounting and duplicating machines, telephones, communication equipment, vaults, washtubs, sinks, stoves, ranges, radios, television sets, laundry machines, iceboxes, refrigerators, awnings, screens, window shades, venetian blinds, statuary, lamps, mirrors, and all other appliances, fittings, and equipment of every kind now or hereafter situated in, or used in the operation of the business conducted at the rooms, halls, lounges, restaurants, bars and kitchen facilities, offices, lobbies, lavatories, basements, cellars, vaults and other portions of and of the Improvements, as well as any and all replacements thereof and additions thereto (collectively, the "Furnishings and Furniture"); and (d) all leases, if any, leasing to the Grantors any of the property described in (a), (b) and (c) above, including, without limitation, Permitted Leased Equipment (as hereinafter defined).

         The Owner shall have the right, at any time and from time to time to remove and dispose of Building Service Equipment or Furnishings and Furniture which may have become obsolete or unfit for use or which is no longer useful in the operation and maintenance of the Improvements or the business conducted thereat, provided that the Owner promptly replace the same with other Building Service Equipment or (except as hereinafter provided) Furnishings and Furniture, as the case may be, owned by Owner and free of liens or claims (or leased by the Owner provided same qualify as Permitted Leased Equipment), not necessarily of the same character but of at least equal quality, value and usefulness in connection with the operation and maintenance of the Improvements or the rooms, halls, lounges, offices, lobbies, lavatories, basements, cellars, vaults, restaurants, bars and kitchen facilities or other portions of the Improvements or the business conducted thereat, and, in any event, of a type and quality at least comparable with other premier class convention hotels in the Marriott hotel system. Notwithstanding the foregoing, the Owner shall not be obligated to replace such Furnishings and Furniture as may have become functionally obsolete, provided that the Improvements and Furnishings and Furniture, as a whole, are of a type and quality at least comparable with other premier class convention hotels in the Marriott hotel system.

         All property of every kind acquired by the Grantors after the date hereof, which by the terms hereof is required or intended to be subjected to the lien or security interest of this Deed shall, immediately upon the acquisition thereof, and without the necessity of any further deed of trust, mortgage or other instrument, become subject to the lien and security interest of this Deed. Neither the Owner nor the Ground Lessor may acquire nor agree to acquire any property of any nature which by the terms hereof is required or intended to be subjected to the lien or security interest of this Deed subject to any chattel mortgage, security agreement, conditional sale, or other lien, encumbrance or charge, except as expressly permitted herein;

         TOGETHER with the Grantors' rights, if any, in and to the name or names, if any, as may now or hereafter be used for the Improvements, including "Atlanta Marriott Marquis" and the good will associated therewith;

         TOGETHER with the Grantors' rights, if any, in and to al1 permits, licenses and contract rights, to the extent assignable (including, without limitation, leasing, maintenance, service and architectural contracts), but no such assignment shall be construed as a consent by the Grantee to any permit, license or contract so assigned or to impose on the Grantee any obligations with respect thereto;

         TOGETHER with the Grantors' rights, if any, in and to all water, water rights, mineral rights, ditches, ditch rights, reservoirs and reservoir rights appurtenant to, located on or used in connection with the Land or the Improvements, whether existing now or hereafter acquired;

         TOGETHER with all of the Owner's rights, title and interest in and to any right pursuant to Section 365(h) of the U.S. Bankruptcy Code (the "Bankruptcy Code") or any successor to such Section, (a) to possession or statutory term of years derived from or incident to the Ground Lease or (b) to treat the Ground Lease as terminated; and

         TOGETHER with all right, title and interest in Owner's option under the Ground Lease to purchase Ground Lessor's fee estate in the Land (the "Purchase Option"), with any other right, title and interest hereafter acquired by the Owner in and to all options to purchase or lease the Premises or any other collateral granted under any of the Real Estate Security Documents, or any portion thereof or interest therein.

         All of the foregoing including, without limitation, the described property, premises, appurtenances, easements, estates, rights, privileges, interests and franchises hereby granted and released, assigned, transferred, set over and mortgaged, or intended so to be, are hereinafter collectively referred to as the "Mortgaged Premises".

         This Deed is intended (a) to operate and is to be construed as a deed passing the title to the Mortgaged Premises to Grantee and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and (b) to constitute a security agreement pursuant to the Uniform Commercial Code of Georgia.

         II. In addition to other definitions contained herein, the following terms shall have the meanings set forth below unless the context of this Deed otherwise requires.

         1. "Accounting Period" shall mean the four (4) week accounting periods having the same beginning and ending dates as Owner's four (4) week accounting periods, except that an Accounting Period may occasionally contain an additional number of days when necessary to conform the Owner's accounting system to the calendar.

         2. "Accounting Quarter" shall mean the Accounting Periods ending on the third, sixth, ninth and last Accounting Periods within each Fiscal Year of the Owner.

         3. "Additional Financing" shall have the meaning specified in Section 7.6.

         4. "Administrative Services Agreement" shall mean the Administrative Services Agreement, dated as of the date hereof, between the Grantee and Eastdil Realty, Inc.

         5. "Administrative Services Representative" shall mean Eastdil Realty, Inc. or any permitted replacement Administrative Services Representative.

         6. "Affiliate" shall mean, with respect to any specified Person, except as elsewhere in this Deed specifically provided, any other Person that directly or indirectly controls, is controlled by, or in under common control with such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlled by" and "under common control" have meanings correlative to the foregoing.

         7. "Affiliate Loans" shall have the meaning specified in Section 7.6.1.

         8. "AICPA" shall mean the American Institute of Certified Public Accountants or any successor standard-setting authority for certified public accountants.

         9. "AMMLP" shall mean Atlanta Marriott Marquis Limited Partnership, a Delaware limited partnership.

         10. "Appraisers" shall mean a Person not an Affiliate of the Grantors, the Grantee, the Collateral Trustee, Senior Trustee, Subordinated Trustee or the Administrative Services Representative engaged in the business of appraising property or otherwise competent to determine the market value of the Mortgaged Premises, who shall be (i) a nationally recognized independent appraiser, and
(ii) a member of the American Institute of Real Estate Appraisers (or any successor thereto) with at least ten years' experience in appraising mayor hotels in the United States.

         11. "Approved Cash Equivalent" shall mean United States Treasury securities, U.S. denominated certificates of deposit having terms of six (6) months or least issued by and money market accounts of an Eligible Bank.

         12. "Architect" shall mean John Portman & Associates or other nationally recognized licensed independent architect or engineer holding a current certificate of registration from the Georgia State Board of Architecture.

         13. "Assignment and Pledge Agreement" shall mean the Assignment and Pledge Agreement, dated as of the date hereof, from the Grantee, as assignor, to the Collateral Trustee, as assignee, as may be amended and supplemented from time to time.


         14. "Award" shall have the meaning specified in Section 9.2.

         15. "Bank Accounts Assignments" shall mean the Collateral Assignment of Bank Accounts, dated as of the date hereof, from the Owner, as assignor, to the Issuer, as assignee, as may be amended and supplemented from time to time.

         16. "Bankers Trust Loan" shall have the meaning specified in Section 7.6.3.

         17. "Bankruptcy Code" shall have the meaning specified in Paragraph I.

         18. "Building Service Equipment" shall have the meaning specified in Paragraph I.

         19. "Business Day" shall have the meaning specified in the Indenture.

         20. "Certificate of No Material Impairment" shall mean an Officers' Certificate with respect to a proposed action to the effect that in the good faith judgment of the officers executing such Certificate, in light of then current circumstances, the taking of such proposed action will not result in a Material Impairment. A Certificate of No Material Impairment shall be binding and conclusive on the Grantee and the Holders that the action described therein does not cause a Material Impairment, absent bad faith or fraud.

         21. "Collateral Trustee" shall have the meaning specified in the Indenture.

         22. "Debt Service" shall mean, in respect of any Indebtedness of the Owner for any period (exclusive of Affiliate Loans and Guaranty Loans), principal (other than "balloon payments" of principal due on demand or at maturity) and all interest which is payable during such period (other than default interest) including any Secured Note Additional Interest (or, with respect to any Subordinate Deed, any similar amount on account of withholding or excise taxes) which is payable during such period with respect to such Indebtedness; provided, however, Debt Service on the Secured Note shall mean the interest payable and accrued for any period (i.e., interest payable at the Payment Rate plus Deferred Interest accruing during such period, as such terms are defined in the Secured Note). For purposes of calculating the amount of Debt Service payable during any period under any Indebtedness with respect to which payments of Secured Note Additional Interest (or, with respect to any Subordinate Deed, similar amounts on account of withholding or excise taxes) are payable at the time the Debt Service Coverage Test is actually being applied, there shall be included in Debt Service the maximum amount actually due and payable by the Owner during such period on account of such payments of Secured Note Additional Interest (or such similar amounts on account withholding or excise taxes) after giving effect to any of "caps" or other limitations with respect thereto provided for under the terms of such Indebtedness. For purposes of calculating the amount of Debt Service payable during any period under any Indebtedness which provides for interest at other than a fixed rate (which is not a participation, contingent payment or payment of default interest or Secured Note Additional Interest (or similar amounts on account of excise or withholding taxes, with respect to any Subordinate Deed) which is not included in Debt Service as provided above), there shall be included in Debt Service the amount which would be payable by the Owner during such period on account of interest assuming the maximum interest rate payable by the Owner under the terms of such Indebtedness (i) after giving effect to any "caps" or other limitations with respect thereto provided for under the terms of such Indebtedness and (ii) after giving effect to any arrangements (including, without limitation, interest rate swaps) which modify the maximum effective rate of interest to the Owner with respect to such Secured Indebtedness, provided that such arrangements are made with a Person which, at the time such arrangement is made, either (A) has a Rating of at least "A" by a Rating Agency or (B) has a Net Worth of at least $1 billion; provided, however, such maximum interest rate shall not exceed two hundred (200) basis points over the true interest rate payable as of the date the Debt Service Coverage Test is being applied.

         23. "Debt Service Coverage Test" shall be satisfied if, at the time the Debt Service Coverage Test is being applied, the Net Cash Flow of the Owner from the Mortgaged Premises for each of the previous two semi-annual interest payment periods for the Secured Note (without an expense deduction for Ground Rent), shall equal or exceed 115% of the aggregate Debt Service of the Owner for the two, six month periods following the date on which the Additional Financing then contemplated is being entered into.

         24. "Default Interest" shall have the meaning specified in the Secured Note.

         25. "Default Rate" shall have the meaning specified in the Secured
Note.

         26. "Deferred Interest" shall have the meaning specified in the Secured Note.

         27. "Deferred Interest Commencement Date" shall mean March 24, 1991.

         28. "Depositary" shall mean the Collateral Trustee.

         29. "Eligible Bank" shall mean any bank or trust company organized or regulated under the 1aws of the United States or Japan, having a Rating of at least "A" from each Rating Agency.

         30. "Environmental Indemnity" shall mean the Environmental Indemnity, dated as of the date hereof, from the Grantors to the Grantee and the Collateral Trustee, as may be amended or supplemented from time to time.

         31. "Equipment" shall mean collectively, the Building Service Equipment and Furnishings and Furniture.

         32. "Event of Default" shall have the meaning specified in Article 15.

         33. "Expense Deductions" shall mean all operating expenses (including, without limitation, fixed expenses) of the Mortgaged Premises (excluding all payments made in respect of any borrowings of the Owner, the Incentive Management Fee, as defined in the Management Agreement, and Ground Rent), calculated on an accrual basis of accounting in accordance with generally accepted U.S. accounting principles, including, without limitation:

             (a) contributions to the Repairs and Equipment Reserve (as defined in the Management Agreement) and any other required reserves;

             (b) the cost of all insurance (including premiums, deductibles and other self-insured losses);

             (c) lease payments for only the telephone equipment or other equipment which is approved by Owner and the maintenance portion of Approved Equipment Leases (as defined in the Management Agreement);

             (d) the cost of sales including salaries, wages, fringe benefits (i.e., insurance, sick leave, holiday and vacations, pensions and similar benefits), payroll taxes and other costs related to Hotel employees;

             (e) departmental expenses including all expenses incurred in the generation of departmental revenues, including, without limitation, room revenues, food and beverage revenues, telephone revenues, parking revenues and retail sales/rental revenues;

             (f) administrative and general expenses and the coat of Hotel marketing, advertising, business promotion and public relations expenses, heat, light and power;

             (g) the cost of inventories and fixed asset supplies consumed in the operation of the Hotel;

             (h) all costs and fees of independent accountants or other third parties who perform Services in connection with the Mortgaged Premises;

             (i) the cost and expense of technical consultants and operational experts for specialized services in connection with non-routine Hotel work;

             (j) the Basic Management Fee;

             (k) the Hotel's pro rata share of costs and expenses incurred by the Management Company in providing Chain Services (as defined in the Management Agreement);

             (1) Impositions;

             (m) a reasonable reserve for bad debts and/or doubtful accounts receivable as determined by the Management Company in accordance with its accounting policies and consistent with other premier convention hotels in the Marriott hotel system; and

             (n) the cost of routine maintenance, repairs and minor alterations, the cost of which can be expensed under generally accepted accounting principles.

         34. "Extraordinary Revenues" shall mean the proceeds from (a) sales or other dispositions of any of the assets of the Owner other than in the ordinary course of business of the Mortgaged Premises; (b) proceeds of casualty insurance; (c) Awards or proceeds from the sales in lieu of and under the threat of a Taking; (d) income derived from securities and other property acquired and held for investment; (e) proceeds of the Secured Note and of any other borrowings by the Owner, including Affiliate Loans; and (f) proceeds from capital contributions of he partners of the Owner.

         35. "Financing Documents" shall have the meaning specified in the Indenture.

         36. "Financial Statements" shall have the meaning set forth in the definition of "Net Worth" herein.

         37. "Fiscal Year" shall mean the fiscal year of the Owner.


         38. "Furnishings and Fixtures" shall have the meaning specified in Paragraph I.

         39. "Governmental Authorities" shall mean all Federal, state, county, municipal and local governments and all departments, commissions, boards, bureaus and offices thereof, having jurisdiction over the Mortgaged Premises or any part thereof.

         40. "GP-AMMLP" shall mean Marriott Marquis Corporation, a Delaware corporation, and any successor or assign which is the sole general partner of AMMBP.

         41. "Grantee" shall mean the Issuer, as defined in the Indenture, subject to the terms of the Assignment and Pledge Agreement and Paragraph III herein.

         42. "Grantors" shall mean, collectively, the Owner and Ground Lessor herein named, or any subsequent holder or holders of the Owner's and Ground Lessor's estates in the Mortgaged Premises or any portion thereof, and their respective heirs, executors, administrators, successors and assigns.

         43. "Gross Revenues" shall mean the sum of all revenue and income of any kind from the operation of the Mortgaged Premises, calculated on the accrual basis of accounting, including rentals or other payments from lessees, licensees or concessionaires (but not including gross receipts of any such lessees, licensees or concessionaires except as may be received by or on behalf of Owner as rent), the proceeds of business interruption insurance and telephone charges and all interest on deposits, all determined in accordance with generally accepted accounting principles, excluding all refunds, rebates, discounts and credits of a similar nature, given, paid or returned by the Owner or the Management Company in the course of obtaining such revenue and income; provided, however, that any amounts received, recognized or realized, in the nature of the following shall not be included as Gross Revenues: (a) applicable sales, use and excise taxes or similar governmental charges collected directly from patrons or guests, or as part of the sales price of any goods, services or displays (including, without limitation, occupancy, gross receipts, admission, cabaret or similar equivalent taxes); (b) gratuities; (c) Extraordinary Revenues; and (d) interest earned on the Repairs and Equipment Reserve (as defined in the Management Agreement).

         44. "Ground Lease" shall have the meaning specified in the Recitals.

         45. "Ground Lessor" shall mean Atlanta Marriott Marquis Limited Partnership ("AMMLP") or any subsequent holder or holders of the Ground Lessor's estate in the Mortgaged Premises or any portion thereof.

         46. "Ground Rent" shall mean the Rental, as defined in the Ground
Lease.

         47. "Guaranties" shall mean the Interest/Principal Guaranty and the Principal Guaranty, collectively.

         48. "Guarantor" shall mean Marriott.

         49. "Guaranty Loans" shall have the meaning specified in Section 7.6.2.

         50. "Holder" shall have the meaning specified in the Indenture.

         51. "Hotel" shall mean the Atlanta Marriott Marquis Hotel presently located upon the Land.

         52. "Hotel Consultant" shall mean Laventhol & Horwath, Kenneth Leventhal & Company, Pannell, Kerr & Forster or any other nationally recognized independent Person, whichever Owner shall select, which has performed hotel consulting for at least ten years.

         53. "Impositions" shall mean all duties, taxes, water and sewer rents, rates and charges, assessments (including, but not limited to all assessments for public improvements or benefit), charges for public utilities, excises, levies, license and permit fees and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind and nature whatsoever, which prior to or during the term of this Deed will have been or may be laid, levied, assessed or imposed upon or become due and payable out of or in respect of, or become a lien on the Premises, the Improvements, the Equipment or any other property or rights included in the Mortgaged Premises, or any part thereof or appurtenances thereto, or which are levied or assessed against the income received by the Owner or Ground Lessor from all or any part of the Mortgaged Premises (other than income, franchise or other taxes based upon net income), by virtue of any present or future law, order or ordinance of any Governmental Authority.

         54. "Improvement" shall have the meaning specifed in Paragraph I.

         55. "Indebtedness" shall have the meaning specified in the indenture (except that for purposes of this Deed, "Indebtedness" shall not include the Ground Lease).


         56. "Indenture" shall have the meaning specified in the Recitals.

         57. "Independent Accountants" shall have the meaning specified in the Indenture.

         58. "Institutional Lender" shall mean any reputable commercial bank, savings and loan association or building loan association, real estate investment trust, insurance company or pension fund, trust or similar organization which has a net worth of at least One Hundred Million Dollars ($100,000,000) and total assets of at least Five Hundred Million Dollars ($500,000,000).

         59. "Insurance Adjuster" shall mean an insurance claims adjuster employed by the insurance carrier insuring the Premises with respect to a particular casualty, which adjuster shall have at least five (5) years' experience with respect to the adjustment of insurance proceeds for property claims.

         60. "Interest/Principal Guaranty" shall have the meaning specified in the Indenture.

         61. "Issuer" shall have the meaning specified in the Indenture.

         62. "Land" shall have the meaning specified in the Recitals.

         63. "Legal Requirements" shall mean all present and future laws, ordinances, rules, regulations and requirements of all Governmental Authorities, and all orders, rules and regulations of any national or local board of fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, which may be applicable to the Mortgaged Premises or any part thereof, or to the use or manner of such of any of the foregoing by any Person, or to the owners thereof, or to the tenants, or occupants thereof (with respect to the Mortgaged Premises), whether or not any such law, ordinance, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time required to be maintained in force under this Deed with respect to any of the foregoing.

         64. "Management Agreement" shall mean the Restated and Amended Hotel Management Agreement, dated May 28,

1985, between the Owner and the Management Company, as amended by the First Amendment to the Restated and Amended Hotel Management Agreement dated as of the date hereof between the Owner and the Management Company, as same may be further amended or supplemented.

         65. "Management Agreement Assignment" shall mean the Assignment of Management Agreement, dated as of the date hereof, by the Owner and the Management Company to the Issuer, as same may be amended or supplemented.

         66. "Management Company" shall mean Marriott Hotels, Inc. and any successor or assign permitted under the terms of the Management Agreement and the Management Agreement Assignment.

         67. "Marriott" shall mean Marriott Corporation.

         68. "Marriott Commitment" shall mean collectively, (i) that certain loan commitment letter dated May 28, 1985 pursuant to which Marriott committed to lend to the Owner up to $33,000,000 and (ii) that certain Marriott/Ivy Street Loan Agreement, dated as of the date hereof, between Marriott and the Owner concerning the agreement of Marriott to lend the Owner certain funds without any amendments or supplements thereto.

         69. "Marriott Controlled Person" shall have the meaning specified in
Section 7.3.1.

         70. "Material Impairment" shall be deemed to result from any proposed action, if such proposed action, in light of then current circumstances, would
(i) materially adversely impair the fair market value of the Mortgaged Premises, or (ii) materially adversely impair the security of the Deed as a whole. In deciding whether the standard set forth in clauses (i) and (ii) of the preceding sentence have been complied with, the Grantors shall consider the cumulative effect of the proposed action and of all actions previously taken with respect to which Certificates of No Material Impairment were given or required to have been given, but such prior actions shall be taken into account only if, and to the extent, that such prior actions would have had an adverse effect even if there had been no change in circumstances since the date such prior actions were taken.

         71. "Mortgaged Premises" shall have the meaning specified in Paragraph I herein.

         72. "Net Cash Flow" shall mean, with respect to any period, the amount by which Gross Revenues exceeds Expense Deductions.

         73. "Net Worth" shall mean, with respect to a Person and a date, and based upon such Person's audited financial statements which are certified by Independent Accountants (or if such Person does not have audited financial statements, based upon such Person's "reviewed" financial statements prepared by Independent Accountants) and prepared in accordance with generally accepted U.S. accounting principles or in accordance with the accounting principles or requirements determined or promulgated by a regulatory agency having jurisdiction over such Person, as applied in Canada, the United Kingdom, the Netherlands, France, Switzerland, Italy, the Federal Republic of Germany, or Japan ("Financial Statements") and dated as of the end of the latest fiscal year of sueh Person (unless such fiscal year ended within 120 days of the date as of which Net Worth is determined, in which event, unless Financial Statements are available within such 120 day period, such Financial Statements may be dated as of the end of the prior fiscal year of such person), the owners' equity of such Person computed on a consolidated basis. Any Financial Statements which are prepared in accordance with accounting principles or requirements of Canada, the United Kingdom or Japan and in which any amounts therein are shown in a currency other than U.S. Dollars shall be, for purposes of determining Net Worth, converted to U.S. Dollars in effect as of the date with respect to which such Financial Statements were prepared.

         74. "Notes" shall have the meaning specified in the Indenture.

         75. "Note Principal Amount" shall mean the principal sum of $199,000,000.

         76. "Obligations" shall have the meaning specified in Paragraph I herein.

         77. "Officers' Certificate" shall mean the certificate of the Owner or, as specified in a particular case, a specified Person, in the case of a corporation, signed by its Chairman of the Board, its Chairman to the Executive Committee, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary or in a case of a partnership, signed by a direct or indirect general partner thereof (and if such direct or indirect general partner is a corporation, such certificate shall be signed by such corporation, as direct or indirect general partner by such Person that would be required to sign such a certificate if such partnership were a corporation) or in case of an entity other than a corporation or a partnership, such Person as is authorized to bind such entity, and delivered to the Grantee. Any Officers' Certificate delivered pursuant to the terms of the Financing Documents shall be binding and conclusive on the Grantee, Holders and the Administrative Services Representative, if applicable, absent bad faith, gross negligence or fraud. Such Officers' Certificate shall contain a statement that (a) in ordinary course of the performance by the signer of his duties, he would normally obtain knowledge of or (b) he has made such inquiry as is sufficient, in his reasonable judgment, as to, in each case, the existence of any conditions or events necessary to make the statement set forth in such Officers' Certificate.

         78. "Opinion of Counsel" shall have meaning specified in the Indenture.

         79. "Original Note Principal Amount" means $196,500,000.

         80. "Outstanding" shall have the meaning specified in the Indenture.

         81. "Owner" shall mean Ivy Street Hotel Limited Partnership, or any subsequent holder or holders of the Owner's estate in the Mortgaged Premises or any portion thereof, and its or their respective heirs, executors, administrators, successors and assigns.

         82. "Permitted Equipment Lease" shall mean any assignment, pledge, grant of a security interest in, conditional sale or other title retention agreement given by the Owner to a provider, lessor or supplier of equipment, materials or supplies for use in connection with the Premises (any such equipment, materials and supplies is hereinafter referred to as "Permitted Leased Equipment") which is given by the Owner to acquire the use of such Permitted Leased Equipment, provided (a) any Permitted Equipment Lease shall not cover the heating, ventilation, air conditioning, electrical, plumbing or other mechanical systems of the Improvements (unless the Permitted Equipment Lease specifically provides that the Permitted Leased Equipment covered thereby will not, in any circumstances, be removed from the Premises and will be available for use by the Grantee upon foreclosure, Grantee's exercise of its power of sale hereunder or acceptance of a deed in lieu thereof), and (b) with respect to all Permitted Equipment Leases in effect at any one time, the annual aggregate costs to be incurred by Owner in connection therewith (exclusive of maintenance charges) which are not passed through to Space Tenants shall not exceed Five Hundred Thousand Dollars ($500,000.00); provided, however, Permitted Equipment Leases may nevertheless be entered into by Owner when such annual aggregate costs of all Permitted Equipment Leases (exclusive of maintenance charges) in effect at any one time exceed $500,000 if, prior to the execution of each Permitted Equipment Lease entered into when the annual aggregate costs of all Permitted Equipment Leases (exclusive of maintenance charges) are, or upon execution of the proposed Permitted Equipment Lease will be, in excess of $500,000, the Owner and the Management Company delivers to the Grantee an Officers' Certificate certifying that (i) the terms of the Permitted Equipment Lease are commercially reasonable, (ii) the Permitted Equipment Lease is permitted under the terms of the Owner's partnership agreement, (iii) the Permitted Leased Equipment is reasonably necessary for the operation of a premier class convention hotel and (iv) if commercially available, the terms of the Permitted Equipment Lease provide the Grantee with notice of any default under the Permitted Equipment Lease and give the Grantee the opportunity to cure any such default.

         83. "Permitted Exceptions" shall mean those matters set forth on Exhibit B annexed hereto.


         84. "Person" shall have the meaning specified in the Indenture.

         85. "Postman" shall mean John C. Portman, Jr.

         86. "Premises" shall have the meaning set forth in the Recitals.

         87. "Principal Guaranty" shall have the meaning specified in the Indenture.

         88. "Purchase Option" shall have the meaning set forth in Paragraph I herein.

         89. "Qualified Purchaser" shall have the meaning specified in Section
7.1.1 of this Deed.

         90. "Rated or Rating" shall having the meanings specified in the Indenture.

         91. "Rating Agency" shall having the meaning specified in the Indenture, except that the Rating Agency shall be as elected by the Owner, if the Issuer has not designated a Rating Agency under the Indenture.

         92. "Real Estate Security Documents" shall have the meaning specified in the Indenture.

         93. "Rents" shall mean all of the rents, revenues, income, proceeds, profits and other benefits paid or payable by any Persons to the Owner for using, leasing, licensing, possessing, operating from, residing in, or otherwise enjoying the Mortgaged Premises.

         94. "Required Net Worth Certificate" shall mean, with respect to a Person, a given minimum Net Worth amount (the "Minimum Net Worth") and a date (the "Determination Date"), an Officers' Certificate of such Person to the effect that the Net Worth of such Person, determined as of such Determination Date, is at least equal to the Minimum Net Worth. In addition to providing such certificate, such Person will also show the Financial Statements which provided the basis for such certificate to the Grantee, or, alternatively, provide a certificate from an Independent Accountant to the same effect as such certificate.

         95. "Secured Indebtedness" shall mean any Indebtedness which the Deed or any Subordinate Deed secures.

         96. "Secured Note" shall have the meaning specified in the Recitals.

         97. "Secured Note Accreted Amount" shall have the meaning specified in the Secured Note.

         98. "Secured Note Additional Interest" shall have the meaning specified in the Secured Note.

         99. "Secured Note Yield Maintenance Amount" shall have the meaning specified in the Secured Note.

         100. "Security Agreement" shall mean the Security Agreement, dated as of the date hereof, between the Owner, Ground Lessor and the Grantee, as same may be amended or supplemented.

         101. "Service Agreements" shall mean agreements, other than Space Leases and the Management Agreement, which relate to the operation or maintenance of the Improvements, such as utility contracts, maintenance agreements and service contracts.

         102. "Space Leases" shall mean any and all leases (excluding the Ground Lease), licenses, concessions or other agreements (written or verbal, now or hereafter in effect), which grant a possessory interest in and to, or the right to use part of the Improvements, but specifically excludes the Management Agreement, subleases to which the Owner is not a party and any agreements for the temporary rental of hotel rooms, meeting and banquet rooms and similar hotel facilities. The Space Leases shall not include Service Agreements.

         103. "Space Tenant" shall mean the tenant, or other user or occupant of part of the Improvements under a Space Lease.

         104. "State" shall mean the State of Georgia, in which the Premises are located.

         105. "Subordinate Deed" shall have the meaning specified in Section
7.6.

         106. "Subordinate Lender" shall have the meaning specified in Section 7.7.1.

         107. "Subordinated Obligations" shall mean the debtor's obligations to a Subordinate Lender under a Subordinate Deed and the related loan documents.

         108. "Substitute Real Estate Collateral" shall have the meaning specified in the Indenture.

         109. "Taken" or "Taking" shall have the meaning provided in Section
3.3 hereof.

         110. "Total Loss" shall have the meaning specified in Section 5.12.

         111. "Total Taking" shall have the meaning specified in Section 9.3.

         112. "Veto Power" shall mean with respect to any Person, the direct or indirect rights (whether pursuant to the constituent documents of such Person, by contract or through representation on a board of directors or other governing body of such Person or in another manner) which either legally or, in practical effect, enable them to make or veto significant management decisions with respect to such Person.

         113. "Work" shall have the meaning provided in Section 5.11.2 hereof.

         114. "Yield Maintenance Amount" shall have the meaning specified in the Indenture.

         The term "as may be amended and supplemented" when used to qualify any agreement described above, shall not be deemed the consent by the Grantee to, or agreement to be bound by, any amendment or supplement to such agreement, or a waiver or modification of the Grantee's right (if any) to consent to any such amendment. Furthermore, any reference to a Person's heirs, executors, administrators, successors and/or assigns, when used with respect to any Party described above, shall not be deemed a consent by the Grantee to, or a waiver or modification of the Grantee's right (if any) to consent to any sale, assignment, conveyance or other transfer of such Person's interests.

         III. Concurrently with its execution and delivery to the Grantee, this Deed is being collaterally assigned to the Collateral Trustee, as trustee for the benefit of the Holders under the Indenture and pursuant to the Assignment and Pledge Agreement. The address of the Collateral Trustee is as shown on the cover of the Assignment and Pledge Agreement. Upon such assignment, the Collateral Trustee shall for all purposes be Grantee hereunder and shall exercise and benefit from all of the rights and remedies of the Grantee hereunder subject to the terms hereof, including, without limitation, the right to inspect the Premises, to give and receive notices, to receive financial information, to grant or withhold consent or approvals, to benefit from indemnities, and to exercise all rights and remedies of the Grantee hereunder. The Grantors hereby acknowledge the foregoing and agree to be bound to the Collateral Trustee, upon the execution and delivery of such Assignment and Pledge Agreement, as if the Collateral Trustee were the Grantee hereunder and had executed this Deed as the Grantee.

         IV. The Grantors represent, covenant and warrant as follows:

         1. that Owner is lawfully seized and possessed of the leasehold estate granted under the Ground Lease and the Ground Lessor is lawfully seized and possessed of the fee estate in the Land, and that they hold good and marketable title thereto and to the rest of the Mortgaged Premises, subject only to the Permitted Exceptions;

         2. that the Mortgaged Premises are now free and clear of all liens, security interests and encumbrances whatsoever, other than the Permitted Exceptions, and that the Grantors have good right and lawful authority to mortgage and convey the same in the manner and form herein provided, and that they will warrant and defend title to the Mortgaged Premises against all claims and demands whatsoever (other than the Permitted Exceptions);

         3. that the Real Estate Security Documents and the Environmental Indemnity have been authorized, executed and delivered in accordance with applicable law and all partnership, corporate and governmental consents, authorizations and approvals necessary or required therefore have been duly or effectively taken or obtained;

         4. that the Real Estate Security Documents (exclusive of the Assignment and Pledge Agreement) and the Environmental Indemnity are legal, valid and binding obligations of the Owner and/or the Ground Lessor, as the case may be, enforceable in accordance with their terms against the parties thereto, except as may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by equitable principles of law;

         5. that the Ground Lease and the Management Agreement were duly authorized, executed and delivered, are in full force and effect, and the Owner and the Ground Lessor have received no notice of default thereunder and have no knowledge of (a) any default thereunder, (b) any violations of any Governmental Requirements applicable to the Premises or the operation thereof which could adversely affect the value of the Mortgaged Premises, or (c) any non-compliance by the Owner or the Ground Lessor of their obligations under the Permitted Exceptions;

         6. that the Owner is a limited partnership, duly organized and validly existing under the laws of the State of Georgia and duly authorized to do business ]n the State of Georgia, and has the power and lawful authority to own its properties, to carry on its business as now conducted and to enter into and perform its obligations under the Secured Note, the Deed, the Management Agreement Assignment, the Security Agreement, the Bank Accounts Assignment and the Environmental Indemnity. The general partners of the Owner are AMMLP and Portman. GP-AMMLP is an indirect wholly-owned subsidiary of Marriott;

         7. that the execution and delivery of the Secured Note, the Management Agreement Assignment, the Security Agreement, the Bank Accounts Assignment and the Environmental Indemnity and the performance by the Owner of its obligations thereunder will not conflict with, or cause a default under, (a) the partnership agreement of the Owner or any judgment, statute, rule, order, writ, decree or injunction of any Court or Governmental Authority having jurisdiction over it, or (b) any agreement binding upon the Owner or its property, the effect of which conflict with, or default under such agreement would be to materially impair the ability of the Owner to perform its obligations under the Secured Note, the Management Agreement Assignment, the Security Agreement, the Bank Accounts Assignment or the Environmental Indemnity;

         8. that the Owner has all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Premises as presently operated and conducted and the conduct of its business at the Premises as presently operated and conducted and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification (except to the extent any particular type of permit or approval for comparable Improvements is customarily subject to revocation, suspension, forfeiture or modification, provided, however, the Owner has no knowledge of any anticipated revocation, suspension, forfeiture or modification);

         9. that the Premises and the present and contemplated use and occupancy thereof are in full compliance with all applicable zoning ordinances, building codes, land use and other similar laws, other than such violations which have an immaterial effect on the value of the Mortgaged Premises;

         10. that the Ground Lessor is a limited partnership, duly organized and validly existing under the laws of the State of Delaware and qualified to do business in the State of Georgia, and has the power and lawful authority to own its properties, to carry on its business as now conducted and to enter into and perform its obligations under this Deed, the Security Agreement and the Environmental Indemnity. The sole general partner of the Ground Lessor is Marriott Marquis Corporation ("GP-AMMLP"); and

         11. that the execution and delivery of this Deed, the Security Agreement and the Environmental Indemnity and the performance by the Ground Lessor of its obligations thereunder will not conflict with, or cause a default under, (a) the partnership agreement of the Ground Lessor or any judgment, statute, rule, order, writ, decree or injunction of any court or Governmental Authority having jurisdiction over it, or (b) any agreement binding upon the Ground Lessor or its property, the effect or which conflict with, or default under such agreement would be to materially impair the ability of the Ground Lessor to perform its obligations under this Deed.


      V. The Grantors and the Grantee further covenant as follows:

         1. INDEBTEDNESS.

              1.1 The Owner will pay, as and when due, the indebtedness evidenced by the Secured Note and secured hereby. As used in this Article and elsewhere in this Deed, the term "indebtedness" shall mean and include the Note Principal Amount, together with all interest thereon (including Default Interest, Secured Note Additional Interest, if any, and Deferred Interest payable with respect to the Secured Note), and Secured Note Yield Maintenance Amount, if any, secured by this Deed, all costs of collection provided for herein, and all other sums and charges at any time secured by or otherwise due under this Deed or the Secured Note.

         2. IMPOSITIONS.

              2.1 The Grantors will pay or cause to be paid as and when due and payable, and before they become delinquent, all Impositions. Notwithstanding the foregoing, if by law any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Grantors may, provided that no Event of Default and no event which, with notice or passage of time or both, could constitute an Event of Default, shall then exist under this Deed, and provided that payment in installments would not create or cause to be created any lien on the Mortgaged Premises (other than with respect to liens with respect to Impositions not yet due and payable), cause to be paid or to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments as they fall due and before any fine, penalty, further interest or cost may be added thereto.

              2.2 The Grantors will pay or cause to be paid any taxes (including, without limitation, stamp taxes and note intangible taxes), with interest and fines and penalties, if any, except income taxes assessed by the United States government or the State or any political subdivision of either, or franchise or similar taxes based upon or measured by income, that may be levied, imposed or assessed on the Grantee under or upon or by reason of this Deed, the Secured Note or the receipt of the interest payable thereunder, or the other Real Estate Security Documents.

              2.3 In the event a tax or other governmental charge (other than income, franchise or other taxes based upon net income and other than recording or filing charges) is imposed directly or indirectly on this Deed, the Secured Note or the indebtedness secured hereby, or any modification, amendment, extension and/or consolidation hereof or upon the interest of the Ground Lessor, the Owner or the Grantee in the Mortgaged Premises, in lieu of or in addition to a tax on the Mortgaged Premises and/or the Improvements, whether by reason of
(a) the passage after the date of this Deed of any law of the State of Georgia deducting from the value of real property for the purposes of taxation of any lien thereon, (b) any change in the laws for the taxation of deeds to secure debt or debts secured by deeds for state or local purposes or the manner of the collection of any such taxes, or (c) a change in the means of collection of any such tax or otherwise, the Grantors shall, within fifteen (15) days after notice by the Grantee, pay such taxes and deliver to the Grantee satisfactory evidence of payment thereof. If the Grantors shall pay such taxes pursuant to the terms hereof, then in such event, the Grantors, at their option, shall have the right to elect to prepay in full the Secured Note and all other amounts due under this Deed and the Secured Note (exclusive of Secured Note Yield Maintenance Amount) and cause the Issuer to redeem the Notes in full (exclusive of Yield Maintenance Amount) in accordance with the provisions of the Indenture and the Notes and the procedures set forth in Article Eleven of the Indenture. If such payment of the tax or other governmental charge by the Grantors shall be unenforceable, then the Grantee, at its option, within sixty (60) days after giving notice to the Holders of such unenforceability, may declare the Note Principal Amount (or, if prior to the Deferred Interest Commencement Date, the Original Note Principal Amount and the Secured Note Accreted Amount) and all other indebtedness to be immediately due and payable (exclusive of Secured Note Yield Maintenance Amount), and the Grantors shall cause the Notes immediately to be redeemed in full by the Issuer in accordance with the provisions of the Indenture, the Notes and the procedures set forth in Article Eleven of the Indenture.

              2.4 The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition, which such certificate, advice or bill indicates the nonpayment of such Imposition, shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

              2.5 The Grantors shall have the right, after giving notice to the Grantee, to contest the amount or validity, in whole or in part, of any Imposition, or to seek a reduction in the valuation of the Land, Improvements or the Equipment as assessed for real estate or personal property tax purposes by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event the Grantors may postpone or defer payment of such Imposition, and upon request by the Grantors, the Grantee shall postpone or defer payment of such Imposition if:

                   2.5.1 Neither the Mortgaged Premises nor any part thereof would by reason of such postponement or deferment be in imminent danger of being forfeited or lost; and

                   2.5.2 The Grantors shall either have deposited with the Grantee the amount so contested and unpaid, (net of any portion thereof paid to or deposited with the applicable taxing authority) together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the Mortgaged Premises, or any part thereof, in such proceedings or in lieu thereof, or shall have posted with the Grantee a bond by an independent, reputable surety company in such amount, whereby such surety undertakes to pay such Imposition, interest, penalties and charges in the event that the Grantors shall fail to pay the same upon the final disposition of the contest (including appeals), or in the event that the Mortgaged Premises or any part thereof is in imminent danger of being forfeited or lost during the pendency of such contest or if the Grantors fail to increase the amount of such bond or deliver an Officers' Certificate as hereinafter provided. In determining the amount of such deposit or bond, the Grantors shall be credited with any amounts theretofore deposited with the Grantee in respect of the Imposition being contested. Any deposit made by the Grantors under the provisions of this subsection 2.5.2, together with any additions thereto made pursuant to this subsection 2.5.2, and all interest, if any, earned thereon, shall be held and disposed of as hereinafter provided. Upon the termination of any such proceeding (including appeals), or if the Grantors should so elect, at any time prior thereto, the Grantors shall pay the amount of such Imposition or part thereof as finally determined in such proceeding (or appeal), the payment of which may have been deferred during the prosecution of such proceeding (or appeal), together with any costs, fees, interest, penalties or other liabilities in connection therewith, and upon such payment, the Grantee shall return any amount deposited with it (and not previously applied by it as hereinafter provided) and interest thereon, if any, with respect to such Imposition. Such payment, at the request of the Grantors, shall be made by the Grantee out of the amount deposited with it with respect to such Imposition, to the extent that such amount is sufficient therefor, and any balance due shall be paid by the Grantors and any balance remaining shall be paid by the Grantee to the Grantors with interest, if any, earned thereon. During the pendency of such contest provided for herein, the Grantors shall increase the amount deposited with the Grantee or the amount of the bond, as the case may be, at least thirty (30) days in advance of any increase in the amount so contested and unpaid (or as soon thereafter as the Grantors obtain knowledge of such increase), or in the amount of interest, penalties or any other charges that may or might be assessed against or become a charge on the Mortgaged Premises, or any part thereof, and shall simultaneously deliver to the Grantee an Officers' Certificate certifying as to the sufficiency of such increased deposit or bond, and, upon failure of the Grantors to either increase the deposit or bond as aforesaid, or to deliver an Officer's Certificate with respect thereto, the Grantee may require the amount theretofore deposited with it to be applied (or the Grantee may require application of the bonded amount by the surety company, if a bond has been furnished) to or on account of the payment, removal or discharge of any such Imposition and the interest and penalties in connection therewith and any costs, fees or other liability accruing in any such proceeding, or any part of any of the same, regardless of the effect thereof on the Grantors' contest, and the balance, if any, shall be returned to the Grantors. If, at any time during the continuance of such proceeding, the Mortgaged Premises or any part thereof, is, in the reasonable judgment of the Grantee, in any substantial danger of being forfeited or lost, the Grantee may require that the amount theretofore deposited with it be applied to the payment of such Imposition (or the Grantee may require application of the bonded amount by the surety company, if a bond has been furnished) in the manner provided in the preceding sentence. Notwithstanding anything contained herein to the contrary, no such deposit held by the Grantee, or any part thereof, shall be returned to the Grantors so long as any Event of Default or any event which, with notice or passage of time or both, could constitute an Event of Default shall exist hereunder. Any monies held by the Grantee under this subsection 2.5.2 shall, at the direction of the Owner, be invested in Approved Cash Equivalents.

      3. MAINTENANCE AND REPAIRS; WASTE

              3.1 The Grantors will not commit or permit waste on the Mortgaged Premises and will keep and maintain at its own expense, or cause to be maintained, the Improvements and the Furnishings and Furniture in a first-class condition and state of repair, and in a condition consistent with the premier class convention hotels in the Marriott hotel system. The Grantors will promptly make all necessary repairs, renewals, replacements, additions and improvements to the Improvements, Furnishings and Furniture, interior and exterior, structural and non-structural, foreseen and unforeseen, or otherwise necessary to insure that the same as part of the security under this Deed shall not in any way be diminished or impaired, subject to reasonable wear and tear. The Grantors will neither do nor permit to be done anything to the Mortgaged Premises that may materially impair the value thereof or which may violate any covenant, condition or restriction affecting the same, or any part thereof, or any change therein or in the condition thereof which will increase the danger of fire or other hazard arising out of the operation thereof. All Service Agreements affecting the Premises (i) shall be bona fide agreements, and (ii) shall be on commercially reasonable terms and conditions in light of then market conditions and (iii) if between the Owner and Affiliates thereof or Affiliates of a partner of Owner, same shall comply with the provisions of the partnership agreement of the Owner with respect to dealings with Affiliates. The Grantors shall deliver to the Grantee copies of each Service Agreement with an Affiliate of the Owner or a partner of the Owner executed after the date hereof which requires annual payments to the service provider in excess of Two Hundred Thousand Dollars ($200,000.00). The Grantee, its authorized employees and/or its agents may enter and inspect the Mortgaged Premises at any time during usual business hours and upon reasonable prior notice to the Owner (except in the event of an emergency, in which event such entry may be without notice and during non-business hours), to inspect the Mortgaged Premises or to determine whether it is necessary to make such repairs, replacements, renewals or additions, or to perform such items of maintenance, to the Mortgaged Premises.

              3.2 The Mortgaged Premises shall be operated solely as a premier class convention hotel and related operations and as the "Atlanta Marriott Marquis Hotel," subject to the provisions of the Management Agreement Assignment. The Grantors shall cause the Mortgaged Premises to be operated under standards comparable to those presently prevailing in the premier class convention hotels in the Marriott hotel system.

              3.3 In the event that any portion of the Improvements or Equipment shall be damaged or destroyed by fire or any other casualty, the Grantors shall repair, replace, rebuild or alter the same without regard to the adequacy of any insurance proceeds provided for in this Deed, all as provided in
Section 5.11 hereof. In the event of a taking of any portion of the Mortgaged Premises as a result of any exercise of the right of condemnation or the power of eminent domain or by agreement of the interested parties in lieu of such condemnation (hereinafter called a "Taking" or having been "Taken"), the Grantors shall promptly restore, replace, rebuild or alter any Improvements affected, and repair or replace any Equipment taken so as to restore the Mortgaged Premises as nearly as practicably possible to its condition and value immediately preceding such Taking, without regard to the adequacy of condemnation proceeds, if any, made available to the Grantors pursuant to Section 9.3 hereof.

      4. COMPLIANCE WITH LAWS; USE OF PREMISES; ETC.

              4.1 The Grantors, at their own expense, will promptly cure all violations of law, other than such violations which have an immaterial effect on the value of the Mortgaged Premises, and will comply with, or cause to be complied with, all present and future Legal Requirements, other than such violations which would have an immaterial effect on the value of the Mortgaged Premises.

              4.2 The Grantors will use and permit the use of the Mortgaged Premises only in strict accordance with any applicable licenses and permits issued by Governmental Authorities, other than such deviations which have an immaterial effect on the value and operation of the Mortgaged Premises and the security of the Deed.

              4.3 The Grantors will procure, pay for and maintain all permits, licenses and other authorizations required pursuant to any Legal Requirement to be procured and/or maintained by the owners and/or operators of the Mortgaged Premises for use of the Mortgaged Premises, or any part thereof, and for the lawful and proper operation and maintenance thereof.

              4.4 Notwithstanding the foregoing, the Grantors shall have the right, after prior notice to the Grantee, to contest by appropriate legal proceedings, diligently conducted in good faith, the validity or application of any Legal Requirement if and so long as the Grantors shall promptly furnish to the Grantee an Officers' Certificate to such effect showing the steps taken to comply with such provisions, provided in each case that:

                   4.4.1 If by the terms of any such Legal Requirement, compliance therewith pending the prosecution of any such contest may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Mortgaged Premises, or any part thereof, and without subjecting the Grantors or the Grantee to any liability, civil or criminal, for failure so to comply therewith, the Grantors may delay compliance therewith until the final determination of any such proceeding.

                   4.4.2 If any lien, charge or civil liability would be incurred by reason of any such contest or deferral with compliance, the Grantors nevertheless may contest as aforesaid and delay as aforesaid, provided that such delay would not subject the Grantee to criminal liability and the Grantors (a) furnish to the Grantee security reasonably satisfactory to the Grantee against loss or injury by reason of such contest, delay or deferral and (b) prosecutes the contest with due diligence.

                   4.4.3 Notwithstanding the foregoing, if any delay in compliance with any Legal Requirement shall, in the reasonable judgment of the Grantee, place all or any part of the Mortgaged Premises in substantial danger of being forfeited or lost, the Grantors shall, upon notice from the Grantee, immediately comply with such Legal Requirement.

              4.5 The Grantors will not, without the prior written consent of the Administrative Services Representative (a) initiate, support or obtain any zoning reclassification of the Premises, seek any variance under existing zoning ordinances applicable to the Premises (b) use or permit the use of the Premises in a manner which would result in any use becoming a non-conforming use under applicable zoning ordinances, (c) modify, amend or supplement any of the Permitted Exceptions, (d) impose or consent to any restrictive covenants or encumbrances upon the Premises, execute or file any subdivision plat affecting the Premises or the Improvements to any municipality, or (e) permit or suffer the Premises to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement. Consent of the Administrative Services Representative to any of the foregoing matters described in clauses (a) through (e) above shall not be unreasonably withheld or delayed, provided that, together with the Grantors' request for such consent, the Grantors deliver to the Administrative Services Representative and the Grantee Certificates of No Material Impairment with respect to such matter.

              4.6 The Grantors shall not operate or permit the Premises or any part thereof to be operated as a cooperative, condominium or similar form of ownership.

              4.7 The Grantors will not engage, directly or indirectly, in any business or activity other than (a) the acquisition, construction, ownership, alteration, management, leasing, operation and financing of the Mortgaged Premises, any activities which the Grantors, in good faith, believe are incidental to the operation of the Mortgaged Premises as a premier class convention hotel and any activities reasonably necessary for the performance of their obligations hereunder or the other Financing Documents, or the obligations of the Issuer under the Indenture (to the extent required to enable the Issuer to comply with its obligations thereunder), or necessary to perform their obligation. under any other instruments evidencing or securing any Subordinate Deeds or other financings or credit arrangements permitted under the Financing Documents, and (b) as to Owner only, the ownership and operation of the Issuer and any other subsidiary created for the sole purpose of obtaining financing for the Mortgaged Premises.

              4.8 GP-AMMLP will not engage, directly or indirectly, in any business or activity other than those reasonably necessary to perform its obligations as the sole general partner of AMMLP.

              4.9 The Grantors and GP-AMMLP will do or cause to be done all things necessary to preserve and keep in full force and effect their existence, rights and franchises. In no event shall the Grantors be deemed in default pursuant to this Section 4.9 by reason of any dissolution of the Ground Lessor or the Owner resulting from the withdrawal of a partner of the Ground Lessor or the owner or a transfer of a partnership interest in the Ground Lessor or the Owner or the death, dissolution, liquidation, termination, bankruptcy or insolvency of a partner of the Ground Lessor or the Owner provided that the Ground Lessor or the Owner, as the case may be, is reconstituted within a reasonable period of time after such dissolution; provided, however, that nothing herein shall be deemed to permit a transfer otherwise prohibited under
Article 7 hereof.

              4.10 None of the assets of Ivy Street Hotel Limited Partnership shall constitute plan assets for purposes of the Employee Retirement Income Security Act of 1974, as amended.

              4.11 All of the terms and provisions of the Environmental Indemnity are deemed repeated herein as if same were separately fully set forth in this Deed and the obligations of the Grantors under such provisions (as incorporated herein) shall be secured by this Deed and shall survive any termination or satisfaction of this Deed. The provisions of the Environmental Indemnity shall be enforceable separately or in conjunction with this Deed, at the Grantee's election.

      5. INSURANCE, ETC.

              5.1 The Grantors shall keep the Premises, the Improvements and Equipment insured for the benefit of the Grantee, an loss payee, as follows:

                   5.1.1 Against damage or loss by fire and such other hazards (including water, sprinkler leakage, collapse, lightning, windstorm, hurricane, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, malicious mischief, aircraft, vehicle and smoke) under an "All Risk" form on an "Agreed Amount" basis, in an amount not leas than the full replacement coat (as defined in Section 5.8) of the property insured, adding the Grantee as loss payee thereunder.

                   5.1.2 Rent/business interruption or use and occupancy insurance utilizing an "All Risk" coverage in an amount necessary to provide for not less than one (1) year's loss of profit plus continuing overhead (including all Debt Service) for interruptions caused by any occurrence covered by the insurance referred to in subsection 5.1.1 with an extended period of indemnity for 180 days.

                   5.1.3 Against damage or loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development or any successor as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, modified, supplemented or replaced from time to time.

                   5.1.4 Boiler and machinery insurance in the amount of full replacement cost, which insurance shall be written on a comprehensive form and, if not provided under the same policy affording the property insurance required by Subsection 5.1.1., appropriately coordinated under a "joint loss agreement" (or the equivalent) with the coverage hereinabove described, and shall cover all steam, mechanical and electrical equipment, including, without limitation, any boilers, pressure vessels, pressure piping, components of central heating, ventilation or air conditioning systems, or similar apparatus, installed in the Premises.

                   5.1.5 During the period of any construction, repair, restoration or replacement of any portion of the Improvements, a standard builder's rick policy with extended coverage for an amount at least equal to the full replacement cost of such Improvements and worker's compensation, in statutory amounts.

                   5.1.6 Fidelity Bond coverage in an amount no less than S3,000,000 (which coverage may be part of a Marriott blanket policy).

              5.2 The Grantors shall also procure and maintain commercial or comprehensive general liability insurance covering the Grantors and the Grantee against claims for bodily injury, personal injury or death or property damage occurring in, upon or about or resulting from the Premises, or any street, drive, sidewalk, curb or passageway adjacent thereto, in standard form and with such insurance company or companies and in the amount no less than equal to the lesser of (a) $100,000,000, or (b) the greatest amount commercially available at commercially reasonable rates and terms, which insurance shall include liquor liability, employer's automobile non-ownership liability, safe deposit box lega1 liability and innkeepers' legal liability, garage keepers liability (to the extent necessary to protect guests' valet parked vehicles), workers' compensation (in statutory amounts, which coverage, however, may be self-insured), employers' liability, garage liability and blanket broad form contractual liability coverage, which insures contractual liability under the indemnification set forth in Article 17 of this Deed (but such coverage or the amount thereof shall in no way limit such indemnification). Grantee acknowledges that safe deposit box legal liability and innkeepers' legal liability may be limited in amount by Legal Requirements. Grantee shall be named as an additional insured under all liability policies.

              5.3 The Grantors, at the Grantee's request, shall procure and maintain such other insurance, through endorsements or otherwise, or such additional amounts of insurance, covering the Grantors or the Premises, as the Grantee shall from time to time reasonably require, including, without limitation, insurance coverage commonly required by mortgagees of premier class convention hotels in Atlanta.

              5.4 All insurance required under this Article shall be fully paid for and nonassessable. The property insurance shall be issued by such insurance companies doing business in the jurisdiction in which the Premises are located having a then current rating in the latest edition of Best's Insurance Reports of not less than "A" (Policyholders' Rating) and not less than "IX" (Financial Size Category). The primary liability insurance shall be issued by such insurance companies doing business in the jurisdiction in which the Premises are located having a then current rating in the latest edition of Best's Insurance Reports of not less than "A", "IX", if such rating is available on commercially reasonable terms, but in no event less than "A", "VIII"; provided, however, the primary liability insurance may be issued by an insurance company having a Best's rating of "A", "VIII" only if the Grantors shall have delivered to the Grantee an Officers' Certificate certifying that a rating of "A", "IX" or higher is not then available on commercially reasonable terms. The Grantee consents to the Grantors' present carrier of primary insurance coverage, provided its Best's rating remains not less than "A", "VIII". Notwithstanding the foregoing, all excess liability insurance may be issued by insurance carriers rated not less than "B+", "VIII" or if not rated, either (i) which have a surplus in excess of $500,000,000 or (ii) which the Grantors, in their reasonable judgment, conclude would have equivalent ratings of "B+", "VIII" or higher if such insurance carrier were evaluated by Best's Insurance Reports and deliver to the Grantee an Officers' Certificate as to such conclusion. Supplementing the foregoing, all insurance required under this Article 5 (except for such excess liability insurance issued by unrated carriers permitted under this Section 5.4) shall be issued by such insurance companies having Best's ratings not less than those of insurance carriers for comparable insurance covered by the Marriott blanket policy for premier class convention hotels in the Marriott hotel system. All insurance required under this Article 5 shall have deductible limits charged to either or both of the Grantors in an amount no greater than those limits applicable to other premier class convention hotels in the Marriott hotel system, but in no event greater than $250,000.

              5.5 The Grantors shall also deliver to the Grantee original certificates of insurance and renewals thereof at least five (5) days prior to renewal evidencing the insurance required under this Section and any additional insurance on the Premises.

              5.6 The Grantors shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section unless endorsed in favor of the Grantee in accordance with the requirements of this Article and otherwise approved by the Grantee in all respects.

              5.7 In the event of the sale, under the power of sale created herein, of the Mortgaged Premises or the foreclosure of this Deed or other transfer of title or assignment of the Mortgaged Premises in extinguishment, in whole or in part, of the Obligations, all right, title and interest of the Grantors in and to all policies of insurance required under this Article (other than blanket policies) or otherwise then in force with respect thereto and all proceeds payable thereunder and unearned premiums thereon shall immediately vest in the purchaser or other transferee of the Mortgaged Premises. The Grantors agree, immediately upon demand, to execute and deliver such assignments or other authorizations or instruments as may be necessary or desirable to effectuate the foregoing.

              5.8 For purposes of this Section, the term "full replacement cost" shall mean the actual cost of replacing the property in question, without allowance for depreciation and exclusive of the cost of excavations, foundations and footings, as determined for the Improvements and the Furnishings and Furniture from time to time.

              5.9 Within thirty (30) days after the commencement of each Fiscal Year, the Owner, Management Company and AMMLP shall provide Grantee with Officers' Certificates stating that the insurance coverage for the Premises complies with the requirements of this Deed, such statements in said Officers' Certificates to be confirmed in writing by a senior insurance consultant used by Marriott with a minimum of five (5) years' experience with respect to insurance coverage for hotels or a senior member of Marriott's risk management department.

              5.10 All such insurance policies shall (a) provide as follows: (i) all losses except those not exceeding $2,500,000.00 per occurrence payable thereunder with respect to the Improvements and Furnishings and Furniture shall be payable directly to the Grantee (rather than to any of the other insureds and the Grantee jointly) pursuant to a standard mortgagee clause or standard lender's loss payable clause naming the Grantee, without contribution as the loss payable party, such provision to be in form and substance reasonably satisfactory to the Grantee and such proceeds of loss to be held and applied by the Grantee, as provided in Section 5.11; and (ii) all losses thereunder shall be adjusted by the Grantors, provided that in no event shall the Grantors approve or consent to any final adjustment in any amount exceeding $2,500,000.00 per occurrence without obtaining the prior approval of the Administrative Service Representative to the amount of such adjustment, which approval shall not be unreasonably withheld or delayed; (b) provide that the insurer agrees to give not less than thirty (30) days' prior written notice to the Grantee of a proposed policy cancellation or of a material change in the policy provisions;
(c) provide that no act, omission or negligence of the Grantors which might otherwise result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity or enforceability of such insurance insofar as the Grantee is concerned. If, notwithstanding the provisions of Section 5.10(a)(i), any such insurance proceeds are made payable to the Grantors, rather than the Grantee, as is required, Grantors hereby appoint Grantee as their attorney-in-fact, irrevocably, to endorse or transfer any such payment to the name of Grantee. The policy or policies of insurance of the character required hereunder may consist of blanket policies insuring the Mortgaged Premises and other property of the Grantors or Marriott or Marriott Affiliates; provided that such policy or policies shall set forth the amount of insurance in force thereunder applicable to the Mortgaged Premises, Improvements and Furnishings and Furniture and shall otherwise comply with the provisions of this Article 5 and shall afford the same protections to the Grantee as would be provided by property policies individually applicable to the Mortgaged Premises (except with respect to any flood hazard insurance required by Section 5.1.3 herein).

              5.11 In the event that any of the Improvements or Furnishings and Furniture shall be damaged or destroyed, in whole or in part, by fire or other casualty, or all or any portion of the Premises are Taken, the Grantors shall give prompt notice thereof to the Grantee (except with respect to any damage, the cost of which to repair is less than $100,000), and shall promptly restore, replace or rebuild the damaged or destroyed Improvements and Furnishings and Furniture, or restore, replace, repalr or rebuild the portion of the Mortgaged Premises not so taken, in either case as nearly as possible to the value, condition, character (as a premier class convention hotel) and size such Improvements and/or Furnishings and Furniture were in prior to such damage or destruction or Taking, without regard to the adequacy of insurance proceeds or the Award. All such restoration shall be performed diligently, in a good and workmanlike manner, in compliance with all Legal Requirements and consistent with a premier class convention hotel in the Marriott hotel system. If the damage, destruction or Taking requires either restoration work costing in excess of $2,500,000 or structural work, the plans and specifications therefor shall be delivered to the Grantee, together with an Architect's certificate (except for non-structural work for which no Architect is used) with respect to item (i) below and an Officers' Certificate as to items
(i), (ii) and (iii) below certifying that (i) the plans and specifications comply substantially with all applicable Legal Requirements, (ii) the restoration work indicated by the plans and specifications comply with all other requirements in this Deed governing alterations and (iii) the restoration work indicated by the plans and specifications restores the Improvements and/or furnishings as nearly as possible to the value, condition, character (as a premier class convention hotel) and size as same were in prior to such damage or destruction or Taking. If by reason of any such damage or destruction any sums are paid under any insurance policy hereinabove mentioned or contemplated, or if by reason of any Taking any Award is paid, such sums shall be paid as follows (except that the proceeds of any loss of business interruption coverage shall be paid as provided in Section 5.13 below):

                   5.11.1 If the aggregate insurance proceeds or Award (net of all collection costs, including attorney's fees and consultants' fees) received by reason of any single instance of such damage or destruction or Taking, as the case may be, shall be $2,500,000.00 or less, such net insurance proceeds or Award, as the case may be, shall be directly paid over to the Owner by the insurer, who shall hold the same as a trust fund to be used first for the payment of the entire cost of restoring, repairing, rebuilding or replacing the damaged or destroyed Improvements and Furnishings and Furniture, or the Improvements not so Taken and Furnishings and Furniture located therein, as the case may be, and the balance, if any, shall be delivered to the Depositary who shall hold such balance for application to the next installment of interest on the Secured Note and thereafter shall deliver any remaining balance to the Grantors; provided, however, that if any Event of Default shall exist hereunder at the time such proceeds or Award are to be paid over to the Owner and if the entire Principal Balance of the Secured Note has been declared due and payable, such proceeds shall at the option of the Grantee be paid to the Grantee to be applied as provided in Section 506 of the Indenture, unless any

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

such declaration and the consequencoe thereof are rescinded and annulled in accordance with the provisions of Section 502 of the Indenture or waived pursuant to Section 513 of the Indenture.

                   5.11.2 If the aggregate insurance proceeds or Award (net of all collection costs, including attorneys' fees and consultants' fees) received by reason of any single instance of such damage or destruction or Taking shall be more than $2,500,000.00, or shall be $2,500,000.00 or less, but such proceeds or Award are required to be paid to Grantee pursuant to the provisions of Section 5.11.1 hereof, all such net proceeds or Award are required to be paid to the Depositary, and each such insurance company or Governmental Authority concerned is hereby authorized and directed to make payment of such loss or of such Award directly to the Grantee instead of the Grantors. If the Grantee, by reason of such insurance or Award, receives any money for loss or damage or Taking, as the case may be, such amount shall be applied to the repair, replacement, restoration or rebuilding of the damaged or destroyed Improvements or Furnishings and Furniture, or such Improvements not so Taken and Furnishings and Furniture located therein, subject to the provisions of Section
5.12 and Section 9.3 herein. Should such insurance proceeds or Award be applied to the repair, replacement, restoration or rebuilding of the damaged Improvements or Furnishings and Furniture or such Improvements not so Taken and Furnishings and Furniture located therein (the "Work"), such proceeds or Award shall be paid out by the Depositary from time to time to the Owner (or, at the option of Grantee, jointly to the Owner and the persons furnishing labor and/or material incident to such Work or directly to such persons) as the Work progresses subject to the following conditions: (a) an Architect shall be retained by the Owner (except an Architect shall not be required for non-structural Work for which it is commercially reasonable to perform without an architect), at the Owner's expense, and charged with the preparation of the plans and specifications for the Work and periodic inspection thereof and the Owner shall have prepared and submitted to the Grantee the plans and specifications for such Work in accordance with Section 5.11; (b) each request for payment by the Owner shall be made on ten (10) days' prior written notice to Grantee and shall be accompanied by Officers' Certificates of Owner and Management Company and, except for non-structural Work for which it is commercially reasonable to perform without an architect, a certificate (with respect to item (i) below only) to be made by the Architect charged with the preparation of the plans and specifications for the Work and periodic inspection thereof, dated no more than ten (10) days prior to such request, stating, among such other matters as may be reasonably required by Grantee, that: (i) all of the Work completed has been done in substantial compliance with the approved plans and specifications; (ii) the sum requested is justly required to reimburse the Owner for payments by the Owner to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work, giving a brief description of such services and materials and the several amounts so paid or due to such persons, and stating that no part of such expenditures has been or is being made the basis, in any previous disbursement or then pending request, for the withdrawal of insurance proceeds or the Award; (iii) that the full deductible amount contained in the insurance policy or policies under which insurance proceeds have been disbursed has been theretofore applied by the Owner to the cost of the Work; (iv) when added to all sums previously paid out by the Owner, the sum requested does not exceed the value of the Work done to the date of such certificate; and (v) the amount of insurance proceeds or Award remaining in the hands of Grantee will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Grantee may require an estimate of the cost of such completion); (c) each request shall be accompanied by waivers of lien satisfactory in form and substance to Grantee covering that part of the Work for which payment is requested, together with a certificate by a title company or licensed abstractor or by other evidence satisfactory to Grantee that there has not been filed with respect to the Mortgaged Premises any mechanic's lien or other lien, affidavit or instrument asserting any lien or any lien rights with respect to the Mortgaged Premises; (d) there has not occurred and is continuing any Event of Default; and (e) in the case of the request for the final disbursement, such request is accompanied by a copy of any Certificate of Occupancy or other certificate required by any Legal Requirement to render occupancy of the Mortgaged Premises lawful. If, upon completion of the Work, any portion of the insurance proceeds or Award has not been disbursed to the Owner (or one or more of the other aforesaid persons), the Grantee shall retain such balance for application to the next installment of interest on the Secured Note and thereafter shall deliver any remaining balance to the Grantors; provided, however and if the entire unpaid principal amount of the Secured Note has been declared due and payable, such balance shall, at the option of the Grantee, be paid to the Grantee to be applied as provided in Section 506 of the Indenture, unless such declaration and the consequences thereof are rescinded and annulled in accordance with the provisions of Section 502 of the Indenture or waived pursuant to Section 513 of the Indenture. Nothing herein shall be interpreted to prohibit the Depositary from (A) withholding from each such disbursement ten percent (10%) of the amount otherwise herein provided to be disbursed, and from continuing to withhold such sum, until the earlier of (i) the expiration of the time permitted for perfecting liens against the Mortgaged Premises has expired and (ii) the Grantor's delivery of all lien waivers necessary to preclude the filing of any liens against the Mortgaged Premises in connection with such Work, at which time the amount withheld shall be disbursed to the Owner (or to the Owner and any person or persons furnishing labor and/or material for the Work or directly to such persons), or (B) applying at any time the whole or any part of such insurance proceeds or Award to the curing of any Event of Default. If at any time the Grantee shall determine that the insurance proceeds or the Award which are to be applied to the Work under this Section 5.11 and which are to be paid to or for the account of the Owner in accordance with the terms of this Deed will be insufficient to pay the entire cost of the Work, the Owner shall pay the deficiency to Grantee within ten (10) days after request therefor, prior to receiving any part of such insurance proceeds or Award, such monies to be invested by the Grantee in accordance with Section 5.15 and disbursed from time to time for the Work in accordance with this Section 5.11. This Section shall not be deemed for the benefit of any third person or party, including those furnishing labor, supplies or materials for the Work, and nothing herein shall be deemed to create any right of such persons in and to such insurance proceeds or Award.

              5.12 In the event of a Total Loss (as such term is defined hereinbelow), the Grantee may, by written notice given within forty-five (45) days after the determination that a Total Loss has occurred, declare the Note Principal Amount (or, if prior to the Deferred Interest Commencement Date, the Original Note Principal Amount and Secured Note Accreted Amount) and all other indebtedness to be immediately due and payable (exclusive of Secured Note Yield Maintenance Amount) and all net proceeds of insurance or Awards shall be applied to such indebtedness and the Grantors shall cause the Issuer to redeem the Notes in full (exclusive of Yield Maintenance Amount) in accordance with the provisions of the Indenture, the Notes and the procedures set forth in Article Eleven of the Indenture. The balance, if any, of such insurance proceeds or Award not required to be applied in accordance with the foregoing sentence shall be paid over to the Grantors. A Taking or casualty with regard to which the Award or the net insurance proceeds exceeds $2,500,000 shall be deemed to be a "Total Loss" for the purposes of this Section 5.12 and Section 9.3 hereof if, within sixty (60) days from the Taking or the casualty, the Grantors and the Management Company shall not deliver to the Grantee Officers' Certificates (together with the Architect's and/or Insurance Adjuster's and/or Appraisers' estimates as set forth below) certifying that either:

                   (a) the cost of the repair or restoration of the Improvements and the Furnishings and Furniture required hereunder, as estimated by an Architect and/or an Insurance Adjuster, at the Grantors' sole cost and expense, is an amount equal or less than $20,000,000; or

                   (b) the cost of repair or restoration of the Improvements and the Furnishings and Furniture required hereunder, as estimated by an Architect and/or an Insurance Adjuster, at the Grantors' sole cost and expense, is an amount greater than $20,000,000 and less than or equal to $65,000,000, but that the fair market value of the Premises after such repair or restoration, as estimated by an Appraiser, at the Grantors' sole cost and expense, shall be greater than or equal to $222,000,000.

Notwithstanding the foregoing, the sixty (60) day period in which the Grantors and the Management Company are obligated to submit Officers' Certificates in accordance with this Section 5.12 may be extended for such additional period, not to exceed sixty (60) days, necessary for the Grantors and the Management Company, acting diligently, to obtain such Officers' Certificates if, at least fifteen (15) days prior to the expiration of the initial sixty (60) day period (but no earlier than thirty (30) days prior to the expiration of such period), the Grantors and the Management Company submit Officers' Certificates certifying that (i) they have diligently sought to obtain the estimates required under this
Section 5.12 and have been unable to obtain such estimates within the initial sixty (60) day period, (ii) they reasonably believe that such estimates can and will be obtained within such additional sixty (60) day period and (iii) they have not previously obtained any oral or written estimates from an Architect and/or an Insurance Adjuster inconsistent with the certifications set forth in
(a) and (b) above.

              5.13 All net proceeds of rent/business interruption insurance payable as a result of the occurrence of any damage or destruction shall be paid to the Depositary. The Depositary shall apply such proceeds to payment of scheduled debt service under the Secured Note, Impositions, insurance premiums, and the normal operating expenses of the Premises from and after the date of the occurrence of such damage until the completion of the restoration or replacement or until the exhaustion of such proceeds, whichever comes first. Upon completion of such restoration or replacement, any remainder of such business interruption insurance held by the Grantee shall be paid to the Owner; provided, however, that if any Event of Default shall exist hereunder at the time such proceeds or Award are to be paid over to the Owner and if the entire indebtedness under the Secured Note has been declared due and payable, such proceeds shall at the option of the Grantee be paid to the Grantee to be applied as provided in
Section 506 of the Indenture, unless any such declaration and the consequences thereof are rescinded and annulled in accordance with the provisions of Section 502 of the Indenture or waived pursuant to Section 513 of the Indenture.

              5.14 Nothing in Section 5.12 hereof contained shall relieve the Grantors of their duty to repair, restore, rebuild or replace the Improvements and the Furnishings and Furniture following damage or destruction by fire or other casualty in the event that no or inadequate proceeds of insurance are available to defray the cost of such repairing, restoring, rebuilding or replacement. In addition, nothing contained herein shall relieve the Owner of its duty to make or cause to be made all payments required by the Secured Note and this Deed subsequent to the occurrence of any fire or other casualty or Taking.

              5.15 All insurance proceeds or Awards deposited with Depositary shall at the direction of the Owner be invested in Approved Cash Equivalents. The certificates or other instruments evidencing all such obligations shall be in the possession of the Depositary or, if in registered form, registered in the name of the Depositary or a financial intermediary selected by and acting on behalf of the Depositary, and, if issued in book-entry form, the name of the Depositary should appear on the books of the Federal Reserve Bank or other issuing party or agent therefore as the owner of such book-entry securities. The Depositary shall not be liable for any loss resulting from the liquidation of each and every such investment, except if same results from its gross negligence or willful misconduct. Interest earned on such insurance proceeds or Award shall be used and applied in the same manner as the proceeds and the Awards and paid to the same parties who are entitled to receive the balance of the proceeds or Award on which it was earned after the payment of all costs in connection with the required restoration.

      6. ALTERATIONS; DEMOLITION; ETC.

              6.1 No part of the Improvements (exclusive of Furnishings and Furniture) shall be altered, removed or demolished, nor shall any new or additional building, structure or improvements or extension of or addition to an existing building, structure or improvement, be constructed, if such alterations are of a structural nature or would, in the reasonable judgment of the Owner, exceed $2,500,000 in aggregate cost during any twenty-four (24) month period, unless the Owner and the Management Company deliver to the Grantee the plans and specifications for such alterations together with Officers' Certificates certifying that such alterations do not reduce the value or utility of the Improvements nor change the character thereof as a premier class convention hotel and an Architect's certificate (except for non-structural work for which no Architect is used) certifying that the plans and specifications substantially comply with all applicable Legal Requirements. If, in the reasonable judgment of the owner, such alterations would exceed $l0,000,000 in aggregate cost during any twenty-four (24) month period, such alterations shall be permitted only if the Officers' Certificates and Architect's certificate described in the foregoing sentence are delivered to the Grantee, together with a certification from an Appraiser or a Hotel Consultant confirming the matters set forth in the Officers' Certificates. The Grantee may require that the Owner obtain a payment and/or performance bond in form satisfactory to the Grantee from the contractor performing the work (or other security comparable thereto reasonably satisfactory to the Grantee). All work performed by the Owner in accordance with this Article shall be in compliance with all applicable Legal Requirements. No Eguipment with a value of more than $2,500,000 shall be removed from the Premises during the course of any work performed in accordance with this Article (except for such Equipment the Grantors are permitted to dispose of under this Deed), unless the Grantors take such action and deliver such financing statements as are necessary to retain the Grantee's security interest in such Equipment. The provisions of this Article shall apply to any change, alteration or addition made or required to be made by the Grantors in the course of complying with the provisions of any other Article contained herein. If plans and/or specifications shall be required by law to be filed with any Governmental Authority prior to or at any time in connection with such alterations or demolition or new construction (regardless of cost), duplicates of all sets of such plans and/or specifications shall be furnished to the Grantee.

      7. TRANSFERS; PLEDGES; FINANCING

              7.1 No sale, conveyance, assignment, lease (except as permitted by Article 10 herein), mortgaging, pledging, encumbering, creating a security interest in or security deed on, or other transfer of, all or part of the Mortgaged Premises or any of the rents, issues or profits generated thereby shall be permitted without the prior written consent of the Grantee, except for
(a) sales of Equipment in the ordinary course of business of the Hotel, (b) Permitted Equipment Leases, (c) sale by the Ground Lessor of the fee estate in the Land to the Owner in accordance with Section 12.01 of the Ground Lease as presently in effect, (d) sale of all of the Ground Lessor's interest and the Owner's interest in the Mortgaged Premises to a Qualified Purchaser; provided that (i) the Qualified Purchaser shall be a single purpose entity permitted only to engage in the business and activities set forth in Section 4.7, (ii) upon any sale to a Qualified Purchaser, the Grantors shall have satisfied the Tax Condition (as defined in the Indenture), (iii) Marriott shall remain obligated under the Guaranties and under its guaranty of the Management Company's obligations under the Management Agreement, (iv) subject to the provisions of the Management Agreement Assignment, Marriott Hotel, Inc. shall remain the Management Company of the Hotel under the Management Agreement (v) the Hotel name shall remain the "Atlanta Marriott Marquis", subject to such changes permitted under the Management Agreement Assignment, and (vi) the transfer will not constitute a "prohibited transaction" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") nor will such transfer cause any of the actions which the Qualified Purchaser would be required to perform under any of the Financing Documents to be a "prohibited transaction" for purposes of ERISA, (e) encumbering all or a portion of the Mortgaged Premises as permitted under and in accordance with
Section 7.6 herein in connection with certain Additional Financings and (f) a Taking. A sale within the meaning of this Section 7.1 shall be deemed to include an installment sales agreement wherein all or part of the Mortgaged Premises is to be sold for a price to be paid in installments.

                   7.1.1 A "Qualified Purchaser", for purposes of this Section 7.1, shall mean (a) a limited partnership of which, at the time of the sale and thereafter during the term of the Secured Note (i) (A) Marriott (or one or more of Marriott's wholly owned subsidiaries) owns not less than a 51% equity interest in and controls, directly or indirectly, the sole general partner in such limited partnership or (B) if the general partner of the Qualified Purchaser is a limited partnership, then Marriott (or one or more of Marriott's wholly owned subsidiaries) owns not less than a 51% equity interest in and controls, directly or indirectly, the sole general partner in the sole general partner of the Qualified Purchaser, (ii) the limited partners have no greater control or Veto Power than that of the limited partners of the Owner, (iii) the limited partners shall be restricted from transferring or encumbering all or a majority of all of their aggregate rights and interests in one transaction or a series of related transactions and (iv) the Net Worth of which (excluding any interest in the Mortgaged Premises) is at least $15 million; or (b) an entity which at the time of the sale (i) has, together with its Affiliates permitted to be consolidated under generally accepted accounting principles, a Net Worth (inclusive of any interest in the Mortgaged Premises) of at least $75 million and the entity owning the Mortgaged Premises has a Net Worth (exlusive of the interest in the Mortgaged Premises) of at least $15 million, or (ii) has a Net Worth (exclusive of any interest in the Mortgaged Premises) of at least $15 million and is or is owned and controlled by an experienced and recognized owner and/or manager of major hotels in the United States with at least 750 Class A hotel rooms in the United States under its ownership and/or management or (c) a Subordinate Lender (or a subsidiary of such Subordinate Lender) which acquires the Mortgaged Premises by exercise of a power of sale, foreclosure, deed in lieu of foreclosure or other enforcement of a Subordinate Deed. The Grantors shall deliver to the Grantee an Officers' Certificate and Required Net Worth Certificate evidencing the satisfaction of the requirements of this Section
7.1.1 prior to any transfer to a Qualified Purchaser.

                   7.1.2 Each transferee of the Premises or a direct ownership interest therein (such as an interest as tenant-in-common) shall, upon such transfer, be deemed automatically to have assumed or joined in, as the case may be, the obligations of the transferor accruing after such transfer under this Deed, the other Real Estate Security Documents and the

Environmental Indemnity, subject, in each case, to the limitations on recourse set forth herein (with all references to "Grantors" or "Owner" in Section 26.7 being deemed to refer to such transferee) and in the Environmental Indemnity and shall execute and deliver to the Grantee instruments (in recordable form) to confirm such assumption.

              7.2 Except as permitted in Section 7.3 below, without the prior written consent of the Grantee, no sale, assignment, pledge, hypothecation, encumbering or other transfer, directly or indirectly and whether of record or beneficially (including the amalgamation, merger or consolidation of the Owner or AMMLP or the owner of a direct or indirect ownership interest therein with another Person), of any ownership interests in or assets of the Owner, AMMLP, GP-AMMLP shall be permitted (exclusive of asset divestitures expressly permitted by this Deed), nor shall the admission of an additional general partner in the Owner or AMMLP nor the creation or issuance of new stock of GP-AMMLP be permitted without the prior written consent of the Grantee. Furthermore, no change in the control of the Owner, AMMLP or GP-AMMLP (including any change in the identity of the sole managing general partner of Owner or AMMLP) shall be permitted without the prior written consent of the Grantee. The Grantee has specifically relied upon the particular financial status, abilities and management of the Ground Lessor and Owner in entering into the Financing Documents and providing the financial accommodations to the Owner thereunder. The loan evidenced by the Secured Note would, furthermore, not have been made unless the Mortgaged Premises were under the ownership of the Grantors. Accordingly, subject to those transfers expressly permitted under this Article 7, the adequacy of the Grantee's security depends upon the Grantors continuing to hold and own their estates in the Mortgaged Premises until the indebtedness under the Secured Note has been paid in full. The owner (or a Qualified Purchaser succeeding to Owner's interests in the Mortgaged Premises) will at all times directly own one hundred percent (100%) of the shares of the Issuer.

              7.3 Notwithstanding the provisions of Section 7.2, the following transfers shall be permitted, provided that Marriott shall remain obligated under the Guaranties and under its guaranty of the Management Company's obligations under the Management Agreement, and, subject to the provisions of
Section 3.2, Marriott Hotels, Inc. shall remain the Management Company under the Management Agreement and the Hotel name shall remain the "Atlanta Marriott Marquis" (subject to such changes permitted under the Management Agreement Assignment):

                   7.3.1 Sales, assignments, pledges, hypothecations, or other transfers of limited partnership interests in the Owner and AMMLP, provided that
(a) there is no increase in the control rights and/or Veto Power, if any, of the limited partners, and (b) such transfers, alone or together with any and all previous transfers, shall not constitute a transfer of all or substantially all of the limited partnership interests in AMMLP to a single Person or a group of Affiliates; provided, however, that the foregoing clauses (a) and (b) shall not apply with respect to a transfer to a Person controlled, at all times, by Marriott and of which Marriott (or one or more of Marriott's wholly owned subsidiaries) owns not less than a 51% equity interest (a "Marriott Controlled Person"), so long as Persons who are neither Marriott nor Marriott Controlled Persons shall have no greater control rights and/or Veto Power, if any, after such transfer than they had prior to such transfer; and further provided, that the foreclosure of any assignment, pledge, hypothecation or encumbrance shall be considered to be a transfer subject to the restrictions in (a) and (b) of this Section 7.3.1

                   7.3.2 Sale or transfer (excluding any assignment, pledge, hypothecation, encumbering, sale or other transfer made for the purposes of granting a security interest) of all of the ownership interests in GP-AMMLP to another Person which (a) is and continues to be wholly-owned by Marriott, (b) has and maintains thereafter a Net Worth at least equal to that of the then-existing GP-AMMLP; and (c) is and continues to be a special purpose entity for the purposes permitted by Section 4.8;

                   7.3.3 Sale or transfer (excluding any assignment, pledge, hypothecation, encumbering, sale or other transfer made for the purposes of granting a security interest) of Portman's general partnership interests in the Owner to Persons which are and shall continue to be wholly owned and controlled by Portman, Marriott and/or AMMLP; and

                   7.3.4 Transfer of Portman's general and limited partnership interests in the Owner resulting from the death or incapacity of Portman; provided, however, that upon the death or incapacity of Portman, his interest as a general partner shall be converted to that of a limited partner in accordance with the provisions of the partnership agreement of the Owner and no Person other than John C. Portman, III shall replace Portman as a general partner upon such death or incapacity without the Grantee's prior written consent.

              7.4 Without the prior consent of the Grantee, the partnership certificates and agreements of the Owner and AMMLP presently in effect shall not be modified, supplemented or amended (except those required to evidence transfers permitted under this Article 7) nor shall such certificates or agreements be allowed to terminate, expire, lapse or become ineffective.

              7.5 For purposes of this Article 7, "control", when used with respect to any Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

              7.6 Additional Financing. Neither the Owner, AMMLP nor GP-AMMLP will incur, create, assume or allow to remain outstanding any Indebtedness, except for:

                   (a) Indebtedness in respect to taxes, assessments and governmental charges or levies as and to the extent permitted to remain unpaid and undischarged by Section 2.5 of this Deed;

                   (b) Unsecured current liabilities (not the result of borrowing) incurred and customarily paid in the ordinary course of business for current purposes and not evidenced by any note or other evidence of Indebtedness;

                   (c) Permitted Equipment Leases, if applicable;

                   (d) The Indebtedness described on Exhibit D, which the Grantors hereby represent identifies any and all other existing Indebtedness of Owner, AMMLP and GP-AMMLP and as to which the Owner agrees that from and after the occurrence and during the continuance of an Event of Default or an event as to which the Grantee has given the Owner notice which, with notice or passage of time or both, would become an Event of Default, the Owner shall not, without the prior written consent of the Grantee, make any payments, in cash or other property, of any or all of the obligations under any of such Indebtedness;

                   (e) Indebtedness of AMMLP to another partner of the Owner under a Cure Loan to AMMLP made pursuant to Section 6.4.1 of the partnership agreement of the Owner;

                   (f) The indebtedness secured by this  Deed; and

                   (g) Additional Financings (as defined below).


The following financings (each an "Additional Financing") may be incurred, provided that (i) prior to entering into any Additional Financing, the Owner delivers an Officers' Certificate to the Grantee certifying that no Event of Default has occurred and is continuing nor has any event occurred which is, or after notice or lapse of time or both would become an Event of Default under this Deed (except same shall not be a condition with respect to Affiliate Loans and Guaranty Loans) and that such Additional Financinq, as described in such Officers' Certificate, is in compliance with the provisions of this Section 7.6,
(ii) the payment of all sums thereunder shall be fully subordinated to payments by the Owner under the Secured Note in accordance with the followinq provisions of this Section 7.6 and Section 7.7 and the Owner agrees that from and after the occurrence and during the continuance of an Event of Default or an event as to which the Grantee has given the Owner notice which, with notice or passage of time or both, would become an Event of Default, the Owner shall not, without the prior written consent of the Grantee, make any payments, in cash or other property, of any or all of the obligations under the Additional Financings,
(iii) when secured in whole or part by all or a portion of the Mortgaged Premises, such lien shall be fully subject and subordinate to the lien of this Deed and the rights of the Grantee hereunder and the deed to secure debt or comparable security instrument executed in connection therewith shall expressly contain the provisions set forth in Section 7.7 and (iv) no such financings shall provide for participations or contingent payments based on gross revenues, sales, appreciation in value or other items except pursuant to Section 7.6.1 below (each such permitted deed to secure debt herein referred to as a "Subordinate Deed" and the indebtedness secured thereby, items Indebtedness"):

                   7.6.1 Secured or unsecured loans from Marriott, any person who at all times is a Marriott Controlled Person, any partner in the Owner or any Person controlled, at all times, by Portman and of which Portman owns not less than a 51% equity interest, to the Owner ("Affiliate Loans"), provided (a) such Affiliate Loans contain terms and interest rates not more onerous to the Owner than are commercially reasonable, (b) all payments on such Affiliate Loans are payable solely in compliance with the provisions of Article 27 herein and solely from (i) the amount by which Net Cash Flow of Owner for the semi-annual interest payment period under the Secured Note immediataly preceding the date of such payment exceeds all payments actually made during such period in respect of any secured or unsecured borrowings of Owner (other than Affiliate Loans), (ii) net proceeds from sales or other dispositions of any of the assets of the Owner permitted under this Deed after the acquisition of any replacements thereof,
(iii) net proceeds from casualty insurance or Awards from a Taking which the Owner is entitled to retain under this Deed after any required restoration or repair, (iv) net proceeds of any Additional Financing permitted under Section
7.6.3 herein, (v) the proceeds of capital contributions of the partners in the Owner and (vi) the net proceeds of any Affiliate Loan and (c) the loan documentation entered into, if any, with respect to such Affiliate Loans shall acknowledge such limitation on payments set forth in the foregoing clause (b) of this subsection 7.6.1 and shall furthermore provide that from and after the occurrence and during the continuance of an Event of Default or an event which, with notice or the passage or time or both, would become an Event of Default, as to which Grantee has given the lender notice (provided the Grantee has notice of such loan), the lender shall not, without the prior written consent of the Grantee, in each instance, ask, demand, seek, take or receive, directly or indirectly from the owner, in cash or other property, by set-off, or in any other manner, payment of any or all or the obligations to such lender under the Affiliate Loan;

                   7.6.2 Unsecured loans from one or more third party Institutional Lenders to the Owner, which loans are fully guaranteed by Marriott and the proceeds of which are used to fund debt service actually paid under the Secured Note and for which debt service Marriott would have otherwise been liable pursuant to the Interest/Princlpal Guaranty ("Guaranty Loans"), provided
(a) all payments by the Owner on such loans are payable solely in compliance with the provisions of Article 27 herein and solely from (i) the amount by which Net Cash Flow of Owner for the semi-annual interest payment period under the Secured Note immediately preceding the date of such payment exceeds all payments actually made during such period in respect of any secured or unsecured borrowings of Owner (other than Guaranty Loans), (ii) net proceeds from sales or other dispositions of any of the assets of the Owner permitted under this Deed,
(iii) net proceeds from casualty insurance or Awards from a Taking to which the Owner is entitled to retain under this Deed after any required restoration or repair, (iv) net proceeds of any Additional Financing permitted under Section
7.6.3 herein, (v) the net proceeds of Affiliate Loans and (vi) the proceeds of capital contributions of the partners in the Owner and (b) the loan documentation entered into with respect to such Guaranty Loans shall acknowledge such limitation on payments set forth in the foregoing clause (a) of this subsection 7.6.2 and shall furthermore provide that from and after the occurrence and during the continuance of an Event of Default or an event which, with notice or the passage of time or both, would become an Event of Default, as to which Grantee has given the lender notice (provided the Grantee has notice of such loan), such lender shall not, without the prior written consent of the Grantee, in each instance, ask, demand, seek, take or receive, directly or indirectly from the Owner, in cash or other property, by set-off, or in any other manner, payment of any or all of the obligations to such lender under the Guaranty Loan (other than from Marriott, as guarantor);

                   7.6.3 Unsecured loan(s) from one or more third party Institutional Lenders to the Owner in an aggregate principal amount not to exceed $20,000,000, less the outstanding principal amount from time to time under the loan from Bankers Trust Company to the Owner pursuant to a Loan Agreement and Offering Basis Finance Agreement, both dated as of October 15, 1987, between the Owner and Bankers Trust Company as in effect on the date hereof (the "Bankers Trust Loan"); provided that any such unsecured loan(s) shall provide that from and after the occurrence and during the continuance of an Event of Default or an event which, with notice or the passage of time or both, would become an Event of Default, as to which Grantee has given the lender notice (provided the Grantee has notice of such loan), such lender shall not, without the prior written consent of the Grantee, in each instance, ask, demand, seek, take or receive, directly or indirectly from the Owner, in cash or other property, by set-off, or in any other manner, payment of any or all of the obligations to such lender under the unsecured loan (other than from a guarantor of such loan); and

                   7.6.4 On or after January 1, 1992, secured or unsecured loan(s) from a third party Institutional Lender to the Owner for the sole purpose of financing the Owner's acquisition of the fee estate in the Land, provided that:

                   (a) the aggregate amount of the loan(s) do not exceed the purchase price of the fee estate in the Land (including transaction costs) and that such net proceeds are applied solely to purchase the fee estate in the Land from the Ground Lessor in accordance with the provisions of Section 12.01 of the Ground Lease as in effect on the date hereof;

                   (b) after giving effect to the loan(s), the Debt Service Coverage Test is satisfied;

                   (c) as of the date of the execution and delivery of the loan documents with respect to the secured loan(s), (i) the aggregate sum of the Note Principal Amount of the Secured Note (plus Deferred Interest to such date) and all other Indebtedness of the Owner (excluding Affiliate Loans and Guaranty Loans), including the principal amount of proposed secured loan(s), does not exceed an amount equal to ninety percent (90%) of the fair market value of the Mortgaged Premises based upon an appraisal of the Mortgaged Premises prepared by an Appraiser, at the Owner's sole cost and expense, such appraisal to be dated not more than six (6) months prior to the date of such determination and (ii) the total outstanding balance of the Notes, including principal and Deferred Interest to such date, net of the unfunded outstanding amount of the Principal Guaranty, does not exceed an amount equal to seventy-five percent (75%) of the fair market value of the Mortgaged Premises based upon an appraisal of the Mortgage Premises prepared by an Appraiser, at the Owner's sole cost and expense, such appraisal to be dated not more than six (6) months prior to the date of such determination. For the purposes hereof, the principal amount of the proposed secured loan(s) securing "zero coupon" or other discount indebtedness shall be deemed to be the lesser of (i) the accreted principal amount at maturity of such loan(s), or (ii) the accreted principal amount of such loan(s) at the Stated Maturity (an defined in the Secured Note); and

                   (d) any such unsecured loan(s) shall provide that from and after the occurrence of an Event of Default or an event which, with notice or the passage of time or both, would become an Event of Default, as to which Grantee has given the lender notice (provided the Grantee has knowledge of such loan), such lender shall not, without the prior written consent of the Grantee, in each instance, ask, demand, seek, take or receive, directly or indirectly from the Owner, in cash or other property, by set-off, or in any other manner, payment of any or all of the obligations to such lender under the unsecured loan.

Prior to the incurring of any Secured Indebtedness or any unsecured loan(s) permitted under Section 7.6.4, there shall be delivered to the Grantee (x) true and correct copies of the Subordinate Deed, if any, the note evidencing such indebtedness and any other loan documents related thereto and (y) an Officers' Certificate of the Owner setting forth in reasonable detail the calculations and other evidence required to demonstrate compliance with this Section 7.6 as confirmed by a certificate of Independent Accountants, stating that, based on such Officers' Certificate, the requirements of this Section 7.6 have been met. With respect to the satisfaction of the Debt Service Coverage Test, the Officers' Certificate delivered to the Grantee shall include a certification by the Management Company that the calculation of item (m) in the definition of "Expense Deductions" is in accordance with the Management Company's accounting policies and consistent with other premier convention hotels in the Marriott hotel system.

              7.7 Each Subordinate Deed shall provide substantially as follows:

                   7.7.1 The lien and rights of the lender under the Subordinate Deed (the "Subordinate Lenders") shall be fully subject and subordinate to the lien of and security title granted by this Deed and the rights of the Grantee hereunder, including all subsequent modifications, amendments, extensions, renewals, consolidations or replacements hereof (excluding any increases in the indebtedness secured by this Deed other than as expressly permitted hereunder or under the Secured Note); and the Subordinate Lender shall agree to execute and deliver from time to time, at the request of the Grantee, such additional documents as may be reasonably necessary to confirm such subordination;

                   7.7.2 The Subordinate Lender will send copies of all notices of default under the Subordinate Deed which it delivers to the Ground Lessor or Owner under the provisions of the Subordinate Deed;

                   7.7.3 The Subordinate Lender will not exercise its power of sale or exercise any other right or take any other remedial action (excluding the advancing of monies in order to protect its security or in connection with the operation of the Premises) which it is entitled to take with respect to the Mortgaged Premises unless and until it shall have given the Grantee not less than sixty (60) days' prior written notice of and an opportunity to cure or cause to be cured any default beyond the applicable grace periods under the Subordinate Deed or, if such default is subject to a longer cure periods, such longer cure period as is provided in the Subordinate Deed. In any foreclosure action or the Subordinate Lender's exercise of its power of sale, notice thereof will be given to the Grantee and true copies of all papers served or entered in connection therewith will be served upon the Grantee;

                   7.7.4 From and after the occurrence and during the continuance of an Event of Default or an event which, with notice or passage of time or both, would become an Event of Default, as to which Grantee has given the Subordinate Lender notice, the Subordinate Lender will not, without the prior written consent of the Grantee, in each instance, ask, demand, seek, take or receive, directly or indirectly from the Owner, in cash or other property, by set-off, by realizing or seeking to realize upon any collateral (subject, however, to the Subordinate Lender's right to pursue a foreclosure of the Subordinate Deed to the extent permitted under Section 7.7.3), or in any other manner, payment of, or security for, any or all of the obligations to the Subordinate Lender under the Subordinate Deed or the related loan documents (the "Subordinate Obligations"). The foregoing sentence shall not, however, preclude the Subordinate Lender from realizing upon collateral which secures the Subordinate Obligations but which does not secure the indebtedness secured by this Deed.

                   7.7.5 Notwithstanding anything to the contrary contained in this Deed, if the Grantee gives its consent or is satisfied as to any matter to which the consent or satisfaction of both the Grantee and the Subordinate Lender is required, then the Subordinate Lender shall be deemed to have given its consent or to be satisfied under this Deed or under the Subordinate Lender's documents, provided the Grantee has given the Subordinate Lender notice with respect thereto (but in no event shall such notice be a condition to the effectiveness of Grantee's consent or satisfaction as to any such matter), unless the Subordinate Lender (a) reasonably determines that the Grantee's consent or satisfaction is imprudent and would materially and adversely impair the Subordinate Lender's security in the Premises and (b) gives the Grantee written notice of such determination together with an explanation of the reasons therefor. Notwithstanding that the Owner shall be entitled to take certain actions with the approval of the Grantee, the Grantee shall owe no fiduciary duty of any kind to the Subordinate Lender nor shall it be held responsible or accountable to the Subordinate Lender for any consent or approval which the Grantee shall give or which it shall be entitled to give, to the Owner.

                   7.7.6 The Grantee may collect and retain any and all proceeds and Awards realized from insurance or from condemnation proceedings as to the Premises and apply them first in the manner provided for in this Deed. The Subordinate Lender shall have no claim to such proceeds and no right to be made a party to the proceeds check issued by any insurance company or condemning authority unless and until all sums required to be paid under this Deed have been first paid in full to the Grantee.

                   7.7.7 The Subordinate Lender shall, to the extent permitted by applicable law, waive any and all equitable claims or rights which it may have, including, but not limited to, the right to marshall assets, which impose a restriction on the Grantee as to the manner or order in which it, in its sole discretion, is entitled to exercise its rights and remedies under the Financing Documents;

                   7.7.8 The subordination provisions of the Subordinate Deed and the provisions relating to this Deed and other Financing Documents shall be for the benefit of the Grantee and its successors and assigns;

                   7.7.9 The Grantee may waive any of the terms, covenants or conditions of this Deed or any of the other Financing Documents in whole or in part and may release any portion of the Mortgaged Premises or any other security, and grant much extensions and indulgences in relation to the indebtedness secured by this Deed as the Grantee may determine, without the consent of the Subordinate Lender, and without any obligation to give notice of any kind to the Subordinate Lender, and without in any manner affecting the priority or the lien of this Deed on all or any part of the Mortgaged Premises;

                   7.7.10 That nothing in the terms of this Deed shall be deemed a consent by the Grantee to any sale of the Premises by foreclosure or by a sale pursuant to a power of sale except to a Person to whom the Premises may be transferred without causing a default under Section 7.1 of this Deed;

                   7.7.11 That the Subordinate Lender shall not request the appointment of any receiver for the Premises unless prior notice has been given to the Grantee and such receiver shall be instructed by the Subordinate Lender to apply (to the extent permitted by applicable law) any rents, issues and profits received first to the payment of costs and expenses of the Premises, then to amounts then due under the terms of this Deed and the Secured Note, and then to the payment of interest (but not principal) then due and payable under the Subordinate Mortgage; and

                   7.7.12 The Subordinate Lender will not seek to evict any Space Tenant in any foreclosure action or in connection with its exercise of its power of sale nor take any other action in connection therewith which would have the effect of terminating any Space Lease.

         8. PRIORITY OF SECURITY DEED; NO MERGER

              8.1 This Deed is and will be maintained as a valid first priority security deed on the Mortgaged Premises, and the Grantors will not, directly or indirectly, create or suffer or permit to be created, or to stand against the Mortgaged Premises or any portion thereof, or against the rents, issues and profits therefrom, and will promptly discharge any security deed or charge on the Mortgaged Premises (or any pledge or other encumbrance of the direct or indirect ownership interests of the Grantor) other than the Permitted Exceptions and as permitted by Article 7 hereof; provided, however, that nothing herein contained shall require the Grantors to pay or cause to be paid any Imposition prior to the time the same shall become due. The Grantors will keep and maintain the Mortgaged Premises, and every part thereof, free from all liens of persons supplying labor and materials in connection with the construction, alteration, repair, improvement or replacement of the Improvements or of the Equipment. If any such liens shall be filed against the Mortgaged Premises, or any part thereof, the Grantors agree to discharge the same of record, by bonding or otherwise, within thirty (30) days after the filing thereof. The Grantors shall exhibit to the Grantee upon request all receipts or other satisfactory evidence of the payment of taxes, assessments, charges, claims, liens or any other item which may cause any such lien to be filed against the Mortgaged Premises.

              8.2 In no event shall the Grantors do or permit to be done, or omit to do or permit the omission of, any act or thing which, the doing or omission of which would impair the security or priority of this Deed.

              8.3 All Space Leases (excluding concession agreements which have terms of less than three years) of all or any portion of the Mortgaged Premises executed after the date hereof will (a) be subordinated to the security interest created by this Deed and to all renewals, modifications, consolidations, replacements, increases and extensions thereof, (b) require the Space Tenants thereunder to execute any documents required to further effectuate such subordination at the Grantee's request and (c) provide that following sale of the Mortgaged Premises or any part thereof through foreclosure or otherwise, or following conveyance of the Mortgaged Premises or any part thereof by deed in lieu of foreclosure, the Space Tenant under each such Space Lease will, upon ten
(10) days' written notice from the purchaser of the Mortgaged

Premises or any part thereof (or its assignee) given within thirty (30) days after the sale thereof, attorn to such purchaser or assignee as the direct tenant of such purchaser or assignee.

              8.4 It is the intention of the parties hereto that if the Grantee shall at any time hereafter acquire title to all or any portion of the Mortgaged Premises, then, and until the indebtedness secured hereby has been paid in full or Substitute Real Estate Collateral has been provided, the interest of the Grantee hereunder and the security interest of this Deed shall not merge or become merged in or with the estate and interest of the Grantee as holder and owner of title to all or any portion of the Mortgaged Premises and that, until such payment, the estate of the Grantee in the Mortgaged Premises and the security interest of this Deed and the interest of the Grantee hereunder shall continue in full force and effect to the same extent as if the Grantee had not acquired title to all or any portion of the Mortgaged Premises.

         9. CONDEMNATION

              9.1 The Grantors shall promptly notify the Grantee of notice to it of the institution of any proceeding or negotiations for the Taking of the Premises or any part thereof, shall keep the Grantee currently advised, in detail, as to the status of such proceedings or negotiations and will promptly give to the Grantee copies of all notices, pleadings, judgments, determinations and other papers received or delivered by the Grantors therein. The Grantee shall have the right (but shall have no obligation) to appear and participate therein at the Grantors' cost and may be represented by counsel, who, if the Grantee elects, may also be the counsel retained by the Owner and/or the Ground Lessor. The Grantors from time to time will execute and deliver to the Grantee all instruments requested by the Grantee or as may be required to permit such participation. The Grantors will not, without the prior written consent of the Administrative Services Representative, which consent shall not be unreasonably withheld or delayed, enter into any agreement for the Taking of the Premises, or any part thereof, with anyone authorized to acquire the same by eminent domain or in condemnation.

              9.2 In the event that the Premises, or any portion thereof, shall be Taken, the Grantee shall be entitled to and shall receive (subject to the provisions of Section 5.ll and 9.3 herein) the total of such portion of all awards made that shall be allowed or allocated to the Grantors or the Grantee with respect to all the right, title and interest of the Grantors in and to the Premises or the portion thereof affected (herein called the "Awards"). The obligations of the Owner to perform the terms, covenants and conditions of this Deed and to continue to make all payments on the indebtedness shall continue unimpaired until the actual vesting of title in such proceeding and the prepayment of the Secured Note and any other indebtedness secured hereby.

              9.3 If a Taking results in a Total Loss, the provisions of Section
5.12 shall apply. If a Taking results in a Total Taking (as hereinafter defined), the Grantee, within forty-five (45) days of the determination of a Total Taking, may declare the Note Principal Amount (or, if prior to the Deferred Interest Commencement Date, the Original Note Principal Amount and the Secured Note Accreted Amount) and all other indebtedness to be immediately due and payable (exclusive of Secured Note Yield Maintenance Amount) all net proceeds of the Award shall be applied to such indebtedness and the Grantors shall cause the Issuer to redeem the Notes in full (exclusive of Yield Maintenance Amount) in accordance with the provisions of the Indenture, the Notes and the procedures set forth in Article Eleven of the Indenture. The balance, if any, of such Award not required to be applied in accordance with the immediately preceding sentence of this Section, shall be paid over to the Grantors. A Total Taking shall be either (a) a Taking of all of the Ground Lessor's fee title to the Premises and the Owner's leasehold interest in the Premises or (b) if the Grantors and the Management Company fail to deliver, within sixty (60) day. after the Taking, Officers' Certificates (together with the Hotel Consultant's confirmation as set forth below) certifying that either
(x) the value of the Mortgaged Premises has been reduced by less than $2,500,000 or (y) the projected Net Cash Flow upon restoration, plus the amount available under the Guaranties to pay Debt Service under the Secured Note in accordance with Paragraph 19 thereof, will be sufficient to pay all future Debt Service under the Secured Note and the foregoing conclusion is confirmed by a written projection of a Hotel Consultant delivered to the Grantee. Notwithstanding the foregoing, the sixty (60) day period in which the Grantors and the Management Company are obligated to submit Officers' Certificates in accordance with this
Section 9.3 may be extended for such additional period, not to exceed sixty (60) days, necessary for the Grantors and the Management Company, acting diligently, to obtain such Officers' Certificates if, at least fifteen (15) days prior to the expiration of the initial sixty (60) day period (but no earlier than thirty
(30) days prior to the expiration of such period), the Grantors and the Management Company submit Officers' Certificates certifying that (i) they have diligently sought to obtain the information and confirmation required under this
Section 9.3 and have been unable to obtain such information and confirmation within the initial sixty (60) day period, (ii) they reasonably believe that such information and confirmation, as applicable, can and will be obtained within such additional sixty (60) day period and (iii) they have not previously obtained any oral or written estimate inconsistent with both of the certifications set forth in clauses (x) and (y) above.

              9.4 In the event of a Taking of all or part of the Premises for temporary use or occupancy, the net amount of such Award shall be held in escrow by the Depositary until there becomes payable the respective installments due on the indebtedness and accruing during the period of such Taking for temporary use or occupancy, at which times such monies shall be delivered to the Grantee and applied to such installments due on the indebtedness,

              9.5 The Grantors shall promptly notify the Grantee if the whole or any portion of the Premises shall be taken in condemnation proceedings for a temporary use or occupancy.

              9.6 If any balance of Award paid to the Grantee pursuant to the provisions of this Article 9 remains held by the Grantee after the payment in full of the indebtedness, such balance shall be paid over to the Owner.

         10. SPACE LEASES

              10.1 The Grantors will not enter into any Space Leases of all or any portion of the Premises (excluding transient room rentals, restaurant rentals to customers and conference room rentals in the ordinary course of the Hotel's business) except that Owner may enter into Space Leases which are to retail Space Tenants for actual occupancy and whose business is consistent with the operation of a premier class convention hotel, under bona fide Space Leases on commercially reasonable terms and conditions in light of then market conditions. In no event shall any Space Lease contain an option to purchase all or any portion of the Premises.

              10.2 The Owner shall not cancel (or accept a cancellation or surrender of) any Space Lease or materially modify or waive any provision of a Space Lease unless, in the good faith Judgment of the Owner, such cancellation, modification or waiver is commercially reasonable in light of then market conditions or, with respect to a termination or cancellation, is in the normal course of operation of the Premises for default of the Space Tenant entitling Owner to so terminate the Space Lease. The Owner shall not collect or accept payments of rent under any Space Lease more than one month in advance, except for security deposits.

              10.3 The Owner shall duly and punctually perform and observe all of the material terms, covenants and conditions of the Space Leases required to be performed and observed by it as landlord thereunder. The Owner will further do all things necessary to preserve and keep unimpaired its rights under all Space Leases, except that Owner may terminate any Space Lease as permitted in
Section 10.2 above. The Owner shall require all Space Tenants to observe, keep and perform all material covenants and agreements imposed upon them under the Space Leases.
The Owner shall appear in and defend any action or proceeding arising under or in any manner connected with any of the Space Leases.

              10.4 The Owner shall furnish to the Grantee a true and complete copy of each Space Lease promptly after its execution. The Owner shall deliver annually to the Grantee a schedule of all Space Leases then in effect, which schedule shall include the following: (a) the name of the Space Tenant under the Space Lease; (b) a description of the space leased thereunder, including but not limited to the approximate number of square feet leased thereunder, type of activity performed under such lease and type of space leased; (c) the rental rate, including any escalations, if any; (d) the term of the Space Lease; and
(e) such other information as the Grantee may request.

         11. ASSIGNMENT OF LEASES AND RENTS; ETC.

              11.1 The Grantors hereby assign to the Grantee, as further security for the payment of the indebtedness secured hereby, all of the Grantor's right, title and interest in and to the rents, issues and profits of the Mortgaged Premises (including the Ground Rent), together with the Ground Lease, all Space Leases and any other documents evidencing such rents, issues and profits now or hereafter in effect and any and all deposits held as security under said Space Leases, and shall, upon demand, deliver to the Grantee an executed counterpart of each such Space Lease or other document. Nothing contained in the foregoing sentence shall be construed to bind the Grantee to the performance of any of the covenants, conditions or provisions contained in the Ground Lease or any such Space Lease or other document or otherwise to impose any obligation on the Grantee (including, without limitation, any liabi1ity under the covenant of quiet enjoyment contained in the Ground Lease or any Space Lease in the event that by reason of any sale under this Deed by virtue of the power of sale herein granted or pursuant to any order or judgment in any judicial proceeding or otherwise, any tenant shall have been barred and foreclosed of all right, title and interest and equity of redemption in the Premises), except that the Grantee shall be accountable for money actually received pursuant to such assignment. The Grantors hereby further grant to the Grantee the right (a) with or without taking possession of the Premises, to receive the rents, issues or profits of the Premises; (b) to enter upon and take possession of the Premises without the appointment of a receiver, or an application therefor, with or without employing for a managing agent of the Premises and let the same, either in its own name, or in the name of the Grantors; (c) to dispossess by the usual summary proceedings any Space Tenant defaulting in the payment of rent to the Grantee, and (d) to apply said rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. Such assignment and grant shall continue in effect until the indebtedness secured by this Deed is paid or Substitute Real Estate Collateral is purchased and deposited with the Collateral Trustee in accordance with and in the full amount required by Article Thirteen of the Indenture, the execution of this Deed constituting and evidencing the irrevocable consent of the Grantors to the entry upon and taking possession of the Premises by the Grantee pursuant to such grant, whether foreclosure or other remedy hereunder has been instituted or not and without applying for a receiver. The Grantee, however, hereby waives the right to enter upon and take possession of the Premises for the purpose of collecting said rents, issues and profits, and the Grantors shall have a license to collect and receive the same until the occurrence and during the continuation of an Event of Default by the Owner and/or Ground Lessor under any of the covenants, conditions or agreements contained in this Deed. Neither the entry upon and taking possession of the Premises, nor the collection and application of the rents, issues and profits as aforesaid, nor any other action taken by the Grantors in connection therewith, shall cure or waive any default hereunder or waive or modify any notice thereof or notice of acceleration of the maturity of the Secured Note. Such license of the Grantors to collect and receive said rents, issues and profits may be revoked by the Grantee upon any such Event of Default by the Owner and/or Ground Lessor by giving not less than five (5) days written notice of such revocation, served personally upon or sent by registered or certified mail to the record owner of the Premises.

              11.2 Upon notice and demand, the Owner shall, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Grantee, in form satisfactory to the Grantee, one or more separate assignments (confirmatory of the general assignment provided in Section
11.1 hereof) of the lessor's interest in any Space Lease now or hereafter affecting the whole or any part of the Premises, which shall also restrict the Owner's right or power, as against the Grantee, to cancel, abridge or otherwise modify, or accept prepayments of installments of rent to become due under, any such Space Lease to the extent provided herein; that the Owner shall pay to the Grantee the reasonable expenses incurred by the Grantee in connection with the preparation and recording of any such instrument; that the Owner will (a) fulfill or perform each and every material condition and covenant of each such Space Lease to be fulfilled or performed by the lessor thereunder, (b) give prompt notice to the Grantee of any notice of default by the lessor thereunder received by the Owner together with a complete copy of any such notice, and (c) enforce, short of termination thereof, except to the extent provided herein, the performance or observance of each and every material covenant and condition thereof by the lessee thereunder to be performed or observed.

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              11.3 A notice in writing by the Grantee to the Space Tenants under the Space Leases advising them that the Owner has defaulted hereunder and requesting that all future payments of rent, additional rent or other charges under the Space Leases be made to the Grantee (or its agent), shall be construed as conclusive authority to such Space Tenants that such payments are to be made to the Grantee (or its agent), and such Space Tenant shall be fully protected in making such payments to the Grantee (or its agent), and the Owner hereby irrevocably constitutes and appoints the Grantee the attorney-in-fact and agent of the Owner, coupled with an interest, for the purpose of endorsing the consent of the Owner on any such notice.

              11.4 Upon notice and demand, the Ground Leasor shall execute, acknowledge and deliver to the Grantee, in form satisfactory to the Grantee, a separate assignment (confirmatory of the general assignment provided in Section
11.1 hereof) of the lessor's interest in the Ground Lease, which shall also restrict the Ground Lessor's right or power, as against Grantee, to cancel, abridge or otherwise modify, or except prepayments of installments of Ground Rent to become due under the Ground Lease to the extent provided in Article 25 herein; that the Owner shall pay to the Grantee the expenses incurred by the Grantee in connection with the preparation and recording of any such instrument; that the Ground Lessor will (a) fulfill or perform each and every condition and covenant of the Ground Lease to be fulfilled or performed by the ground lessor thereunder, (b) give prompt notice to the Grantee of any notice of default by the ground lessor thereunder received by the Ground Lessor together with a complete copy of any such notice, and (c) enforce, short of termination thereof, the performance of observance of each and every covenant and condition thereof by the ground lessee thereunder to be performed or observed. A notice in writing by the Grantee to the Owner under the Ground Lease advising it that a default has occurred hereunder and requesting that all future payments of Ground Rent and other charges under the Ground Lease be made to the Grantee (or its agent), shall be construed as conclusive authority to Owner that such payments are to be made to the Grantee (or its agent), and the Ground Lessor hereby irrevocably constitutes and appoints the Grantee, the attorney-in-fact an agent of the Ground Lessor, coupled with an interest, for the purpose of endorsing the consent of the Ground Lessor on any such notice.

         12. GRANTEE MAY CURE OWNER'S AND/OR GROUND LESSOR'S DEFAULT.

         Without limiting any other provision of this Deed, and without waiving or releasing the Owner and/or the Ground Lessor from any obligation or default hereunder, the Grantee (or any receiver of the Mortgaged Premises) shall have the right, but not the obligation, upon the occurrence and continuance of an

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


Event of Default, to make any payment or to perform or observe any other term, covenant, condition or obligation required to be performed or observed by the Owner and/or the Ground Lessor under this Deed or indebtedness secured hereby that the Owner and/or the Ground Lessor has failed to make, perform or observe, or take any appropriate action, including, without limitation, entry on the Mortgaged Premises and performance of work thereat, as it, in its sole discretion, may deem necessary or appropriate to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of the Owner and/or the Ground Lessor or to protect the security of this Deed. All monies expended by the Grantee in exercising its rights under this Article 12, including, but not limited to, legal expenses and disbursements, together with interest thereon at the Defaults Rate from the date of each such expenditure, shall be paid by the Grantors to the Grantee forthwith upon demand by the Grantee, and shall be secured by this Deed.

         13. B00KS AND RECORDS; FINANCIAL STATEMENTS, ETC.

              13.1 The Grantors will keep proper records and books of account, in which true, correct and complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Grantors. All financial statements required to be delivered under this Article 13 shall be prepared in accordance with generally accepted accounting principles consistently applied. The Grantors further covenant that they will, at any reasonable time, and from time to time, permit the Grantee or any agents or representatives thereof to examine and make copies of and abstracts from the books and records of account of, and visit the Premises and to discuss the affairs, finances and accounts of the Grantors with their partners, officers and other representatives.

              13.2 The Grantors shall each deliver to the Grantee:

                   13.2.1 Not later than ninety (90) days after the expiration of each Fiscal Year, and within sixty (60) days after the expiration of each Accounting Quarter (other than the last Accounting Quarter), reasonably detailed balance sheets, statements of income, changes in partners' capital and cash flow for such period for Owner and Ground Leasor, including comparative statements from the figures for the previous year, or Accounting Quarter, as the case may be;

                   13.2.2 Any and all budgets, accountings, projections, statements and reports required to be prepared by the Management Company under the Management Agreement, including any recommendations of the Management Company relating to the budget, operations or capital improvements

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for the Hotel, supplemental statements and data and, no later than thirty (30)
days after the beginning of each Fiscal Year, an "Annual Operating Projection" for the Hotel, as defined in the Management Agreement;

                   13.2.3 Not later than one hundred twenty (120) days after the expiration of each Fiscal Year, the statement of Annual Gross Room Sales (as defined in the Ground Lease) certified by the Owner, prepared in accordance with the requirements of the Ground Lease; and

                   13.2.4 The year-end financial statements for each Fiscal Year for each of Owner and Ground Lessor shall be accompanied by an Independent Accountants' Report with respect thereto and such Independent Accountants' Report shall include a report from the Independent Accountants stating that they have no knowledge of any Event of Default which is continuing as of the date of such statement or, if in the opinion of the Independent Accountants, any Event of Default shall exist, shall include a statement as to the nature and status thereof. Each such Independent Accountants' Report and report on Event of Default shall also include such other reports, schedules, assumptions and information as may be pertinent thereto and customarily included in reports of such type. Such statements for each Fiscal Year and each Accounting Quarter shall be accompanied by an Officers' Certificate certifying that to the best knowledge and belief of the signers of such certificate, all such statements are true and correct in all material respects, such statements were prepared under their supervision in accordance with generally accepted accounting principles consistently applied and consistent with the principles applied in the financial statements for the preceding Fiscal Year and stating that such officer has no knowledge of any Event of Default hereunder which is continuing as of the date of the delivery of such statement, or, if any such Event of Default exists, specifying each such Event of Default and the nature, status and period of existence thereof and what action is being taken and proposed to be taken with respect thereto.

              13.3 The Owner covenants that it will, at its own expense, deliver to the Grantee, within fifteen (15) days after request, a written statement executed by the Owner, in recordable form, setting forth (a) the amount then due under the Secured Note; (b) the date to which interest has been paid under the Secured Note; (c) whether any offsets or defenses exist against the indebtedness secured hereby, and, if any such offsets or defenses are alleged to exist, then the nature of such offsets or defenses; and (d) any other matters reasonably requested by the Grantee.

              13.4 The Grantee covenants that it will, at the Grantor's expense, deliver to the Grantors, within fifteen

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(15) Business Days after request, a written statement executed by the Grantee, setting forth (a) the Original Note Principal Amount and the Secured Note Accreted Amount, (b) the date to which interest has been paid under the Secured Note and (c) whether the Grantee has delivered the Owner or AMMLP a notice of default under the Deed.

              13.5 The Grantors shall also make available to the Grantee, upon reasonable notice by the Grantee, such information with respect to the Mortgaged Premises as the Grantee may, from time to time, reasonably request.

         14. RECORDED INSTRUMENTS

          The Grantors will promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions of all instruments of record affecting the Mortgaged Premises, where noncompliance therewith might affect the security of this Deed or might impose any duty or obligation upon the Ground Lessor, Owner or any Space Tenant under a Space Lease, and the Grantors shall do or cause to be done all things reasonably within their respective control to preserve intact and unimpaired and to renew any and all rights of way, easements, grants, appurtenances, privileges, licenses, franchises and other interests and rights in favor of or constituting any portion of the Mortgaged Premises.

          15. DEFAULT; ACCELERATION OF PRINCIPAL

              15.1 The occurrence of any one or more of the following events (each herein called an "Event of Default") for any reason whatsoever, and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body or otherwise shall be an "Event of Default" hereunder:

                   15.1.1 Any default shall occur in the payment of any installment of interest (or Secured Note Additional Interest, if any) on the Secured Note, as and when the same shall become due and payable, and continuance of such default for three (3) days, but not less than two (2) Business Days; or

                   15.1.2 Any default in the payment of Secured Note Yield Maintenance Amount, the Original Note Principal Amount, the Secured Note Accreted Amount or the Deferred Interest, if any, at the maturity of the Secured Note, by acceleration or otherwise; or

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






                   15.1.3 Any default in the performance, or breach, of any material covenant or warranty, or any material inaccuracy in any representation (or any material misstatement) when made of the Owner or Ground Lessor contained herein or in the other Financing Documents or in any Officers' Certificate delivered pursuant hereto or thereto (other than a covenant, representation or warranty, a default in the performance of which or breach of which is specifically dealt with elsewhere in this Section), and with respect to a default or breach, continuance of such default or breach for a period of thirty
(30) days after there has been given, by registered or certified mail (and otherwise in accordance with Article 23 hereof), to the Owner by the Grantee or to the Owner and the Grantee by the Holders of at least 25% of the aggregate principal amount of the Notes then Outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder (unless such default or breach requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, in which case no Event of Default shall be deemed to exist as long as the Owner or Ground Lessor shall have commenced (or caused to have commenced) curing the same within such thirty (30) day period and shall prosecute (or cause to be prosecuted) the same to completion with reasonable diligence); or

                   15.1.4 Either of the Grantors shall default in the performance of their obligations under Section 4.7 hereof, or GP-AMMLP shall default in the performance of its obligations under Section 4.8 hereof; or

                   15.1.5 The entry by a court having jurisdiction over the Premises of a decree or order for relief in respect of the Owner, AMMLP, GP-AMMLP or the Management Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization (relating to an insolvency) or other similar law or the appointment of a custodian, receiver, liquidator, assignee, trustee, seguestrator or other similar official of such Person, or of any substantial part of its property, or in connection with such a proceeding ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of ninety (90) consecutive days; or

                   l5.1.6 The commencement by the Owner, AMMLP, GP-AMMHP or the Management Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization (in connection with an insolvency) or other similar law or the commencement of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for

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



relief in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization (in connection with the insolvency of such Person) or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy insolvency or similar law, or the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, seguestrator or similar official of any substantial part of the property of such Person, or the making by such Person of an assignment for the benefit of creditors, or the admission by such Person in writing of its inability to pay its debts generally as they become due; or

                   15.1.7 Any order, judgment or decree shall be entered in any proceeding against the Owner, AMMLP, GP-AMMLP or the Management Company decreeing the dissolution or split-up of the Owner, AMMLP, GP-AMMLP or the Management Company or the divestiture of any assets of the Owner, AMMLP, GP-AMMLP or the Management Company (other than pursuant to a Taking) having, in the aggregate, a value in excess of S250,000, and such order, judgment or decree shall remain undischarged or unstayed for a period in excess of sixty (60) days; or

                   15.1.8 The Grantors shall make or permit to occur any sale, conveyance, pledge, encumbering or other transfer in violation of Article 7 to occur; or

                   15.1.9 Final judgment for the payment of money in excess of S250,000 shall be rendered by a court of record against the Ground Lessor or Owner and the Ground Lessor or Owner shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof and within such period of thirty (30) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                   15.1.10 If Marriott shall cease to own, directly or indirectly, all of the issued and outstanding shares of capital stock of the Management Company; or

                   15.1.11 If an "Event of Default" shall occur and be continuing under either of the Guaranties, the Indenture or any other of the Financing Documents; or

                   15.1.12 If there shall occur a default in the observance or performance by either party of its covenants, agreements or obligations under the Management Agreement and such default is not cured within any applicable

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


notice and/or grace period provided in such agreement (provided, however, the Management Company's failure to meet the Minimum Performance Standards, as defined in the Management Agreement, or to cure such failure as provided by the terms of the Management Agreement, shall not be deemed a default for purposes of this Section 15.1.12) or if either party to any such agreement shall terminate or seek to terminate the Management Agreement, except as permitted by the Management Agreement Assignment; or

                   15.1.13 If a default and the expiration of any applicable grace and cure period (without the cure thereof) has occurred under any Additional Financing; or

                   15.1.14 If the Grantors shall fail to pay any tax which they are required to pay under Section 2.3 within the period after notice provided for therein; or

                   15.1.15 If the Owner shall fail to comply with its obligations and undertakings under a Letter Agreement, dated the date hereof, from the Grantors to the Grantee and the Collateral Trustee with respect to certain improvements to the Premises, after the passage of any applicable grace period and the delivery of any notice provided for in such Letter Agreement.

         If an Event of Default occurs and is continuing, the Grantee may, and, if pursuant to the terms of Section 502 of the Indenture, the Notes have been accelerated at the direction of the Holders, the Grantee shall, by written notice declare the Secured Note to be due and payable and the Grantee may exercise the remedies provided for herein for an Event of Default; provided, however, that any such declaration and the consequences thereof may be rescinded and annulled in accordance with the provisions of Section 502 of the Indenture, or waived pursuant to Section 513 of the Indenture.

         16. LEGAL EXPENSES; SUBROGATION; WAIVER OF OFFSETS

              16.1 The Grantors will pay to the Grantee, on demand, all costs, charges and expenses (including, without limitation, attorneys' fees and expenses) incurred or paid at any time by the Grantee because of the failure of the Ground Lessor or owner to perform, comply with or abide by any of the stipulations, agreements, conditions or covenants contained herein or in any other Financing Document, together with interest on each such payment made by the Grantee at the Default Rate from the date each such payment is made.

              16.2 If any action or proceeding be commenced in which the Grantee is made a party, or in which it becomes necessary to defend or uphold the security interest or priority of this Deed, all sums paid by the Grantee for the reasonable expense of any litigation to prosecute or defend the title, rights and security interest created by this Deed (including, without limitation, attorneys' fees and expenses) shall be paid by the Grantors, together, to the extent permitted by law, with interest thereon at the Default Rate from the date each such payment is made, and all such sums and the interest thereon shall be a lien on the Mortgaged Premises, prior to any right, title or interest in or claim upon the Mortgaged Premises attaching or accruing subsequent to this Deed, and shall be deemed to be secured by this Deed. In any action or proceeding to foreclose this Deed, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances, if inconsistent with the foregoing, shall prevail unaffected by this covenant.

              16.3 Provided that a waiver of subrogation can be obtained by Ground Lessor and Owner from their respective insurance carriers at commercially reasonable rates using commercially reasonable efforts, Grantors waive any and all right to claim or recover against Grantee, its officers, the Premises, Grantors' property or the property of others under Grantors' control from any cause insured against or required to be insured against by the provisions of this Deed.

              16.4 All sums payable by Grantors hereunder shall be paid without notice, demand, counterclaim, setoff, deduction of defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Grantors hereunder shall in no way be released, discharged or otherwise affected by reason of: (a) any damage to or destruction of or any Taking of the Mortgaged Premises or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Premises or any part thereof; (c) any title defect or encumbrance or any eviction from the Land or the Improvements or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Grantee, or any action taken with respect to this Deed by any trustee or receiver of Grantee, or by any court, in such proceeding; (e) any claim which Grantors have, or might have, against Grantee; or (f) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Grantors shall have notice or knowledge of any of the foregoing. Grantors waive all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of any sum secured hereby and payable by Grantors.

         17. INDEMNIFICATION

         Grantors indemnify, defend and hold Grantee harmless against: (a) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Premises or the indebtedness, excluding claims with respect to any fee payable to Eastdil Realty, Inc., Nomura Securities International, Inc. or Nomura International Plc or to any Person

                                      -66-


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to the extent claiming by, through or under Eastdil Realty, Inc., Nomura
Securities International, Inc. or Nomura International Plc relating to the Mortgaged Premises or the indebtedness (other than those fees payable at the closing of the transactions contemplated by this Deed and any fees and expenses payable to Eastdil Realty, Inc. in its capacity as Administrative Services Representative) and (b) any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including its attorneys' fees actually incurred, together with reasonable appellate counsel fees actually incurred, if any) of whatever kind or nature (except to the extent caused by the gross negligence or willful misconduct of the Grantee or by the actions of the Grantee after the Grantee forecloses upon the Deed and succeeds to the ownership of the Mortgaged Premises) which may be imposed on or incurred by Grantee at any time pursuant either to a judgment or decree or other order entered into by a court or administrative agency or to a settlement reasonably approved by Grantors, which judgment, decree, order or settlement relates in any way to or arises out of the offer, sale or lease of the Mortgaged Premises and/or the ownership, use, occupation or operation of any portion of the Mortgaged Premises including without limitation: (i) ownership of this Deed, the Premises or any interest therein or receipt of any rents (excluding income taxes of the Grantee); (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iv) any failure on the part of the Ground Lessor or Owner to perform or comply with any of the terms of this Deed; or (v) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof. The indemnity provided for by this Article 17 shall not apply to the liability of Grantee under this Deed, if any, to Owner or the Ground Lessor. Any amounts payable to the Grantee by reason of the application of this Article shall become immediately due and payable and shall bear interest at the Default Rate, from the date loss or damage is sustained by Grantee until paid, and the same shall be added to the indebtedness secured hereby and be secured by this Deed. The obligations of the Grantors under this Article shall survive any termination or satisfaction of this Deed.

         18. NO CREDITS

         The Grantors shall not have, nor will they claim nor demand nor be entitled to receive, any credit or credits against the principal or interest or other indebtedness secured hereby provided, and the same shall be paid without abatement of or deduction from, and without counterclaim or set-off against such principal, interest and other indebtedness for any reason, including, without limitation, for so much of the taxes assessed

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


against the Mortgaged Premises as is equal to the tax rate applied to the amount due on this Deed or any part thereof, and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Premises, or any part thereof, by reason of the indebtedness secured hereby or by this Deed.

         19. DEFAULT AND FORECLOSURE

              19.1 If an Event of Default shall occur and be continuing, Grantee may, at Grantee's election and by and through Grantee or otherwise, exercise any or all of the following rights, remedies and recourse or any of the remedies set forth in the other Financing Documents:

                   19.1.1 Declare the Note Principal Amount (or, if prior to the Deferred Interest Commencement Date, the Original Note Principal Amount and Secured Note Accreted Amount), Deferred Interest, if any, Secured Note Additional Interest, if any, Default Interest, if any, the accrued interest and any other accrued but unpaid portion of the indebtedness and the Secured Note Yield Maintenance Amount to be immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantors), whereupon the same shall become immediately due and payable, time being of the essence in this Deed, and no omission on the part of Grantee to exercise such option when entitled so to do shall be considered as a waiver of such right.

                   19.1.2 Demand that the Grantors shall forthwith surrender to Grantee the actual possession of the Mortgaged Premises, and/or terminate the license granted Grantors in Section 11.1 hereof to receive the rents, issues and profits generated by the Mortgaged Premises and, to the extent permitted by law, enter and take possession of all of the Mortgaged Premises without the appointment of a receiver, or make an application therefor, and exclude Grantors and its agents and employees wholly therefrom, and have joint (and several) access with Grantors to the books, papers and accounts of Grantors.

         If the Grantors shall for any reason fail to surrender or deliver the Mortgaged Premises or any part thereof after such demand by Grantee, Grantee may obtain a judgment or decree conferring upon Grantee the right to immediate possession or requiring the Grantors to deliver immediate possession of the Mortgaged Premises to Grantee, and the Grantors hereby specifically covenant and agree that Grantors will not oppose, contest or otherwise hinder or delay Grantee in any action or proceeding by Grantee to obtain such judgment or decree. The Grantors will pay to Grantee, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Grantee, its attorneys and agents and all such expenses and compensation

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shall, until paid, become part of the Indebtedness and shall be secured by this
Deed.

         Upon every such entering upon or taking of possession, Grantee may hold, store, use, operate, manage and control the Mortgaged Premises and conduct the business thereof, and, from time to time (a) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterment and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (b) insure or keep the Mortgaged Premises insured; (c) manage and operate the Mortgaged Premises and exercise all the rights and powers of the Grantors to the same extent as Grantors could in their own names or otherwise act with respect to the same; and (d) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Grantee, all as Grantee from time to time may determine to be in its best interest. Whether or not Grantee has obtained possession of the Mortgaged Premises, upon the termination of Grantors' license to receive the Rents, the Grantee may collect, sue for and receive all of the Rents and other issues, profits and revenues from the Mortgaged Premises, including those past due as well as those accruing thereafter. Anything in this Deed to the contrary notwithstanding, Grantee shall not be obligated to discharge or perform the duties of the landlord to any Space Tenant or incur any liability as the result of any exercise by Grantee of its rights under this Deed, nor shall Grantee be responsible or liable for waste committed on the Premises by any tenant or other person or for any dangerous or defective condition of the Premises or for any negligence in the management, upkeep, repair or control of the Premises resulting in the loss, injury or death to any tenant, licensee, employee or stranger, and Grantee shall be liable to account only for the Rents actually received by Grantee.

         Whether or not Grantee takes possession of the Mortgaged Premises, Grantee may make, modify, enforce, cancel or accept surrender of any Space Lease, remove and evict any Space Tenant, increase or decrease Rents under any Space Lease, appear in and defend any action or proceeding purporting to affect the Mortgaged Premises, and perform and discharge each and every obligation, covenant and agreement of Grantors contained in any Space Lease. Neither the entering upon and taking possession of the Mortgaged Premises, nor the collection of any Rents and the application thereof as aforesaid, shall cure or waive any Event of Default theretofore or thereafter occurring, or affect any notice of an Event of Default hereunder or invalidate any act done pursuant to any such notice. Grantee shall not be liable to Grantors, anyone claiming under or through Grantors or any one having an interest in the Mortgaged Premises by reason of anything done or left undone by Grantee hereunder. Nothing contained in this Subsection 19.1.2 shall require Grantee to incur any expense or do any act. If the Rents are not sufficient to

                                      -69-


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meet the costs of taking control of and managing the Mortgaged Premises and/or collecting the Rents, any funds expended by Grantee for such purposes shall become indebtedness of Grantors to Grantee secured by this Deed. Such amounts, together with interest at the Default Rate and attorneys' fees and expenses if applicable shall be immediately due and payable. Notwithstanding Grantee's continuance in possession or receipt and application of Rents, Grantee shall be entitled to exercise every right provided for in this Deed or by law upon or after the occurrence of an Event of Default. Any of the actions referred to in this Subsection 19.1.2 may be taken by Grantee at such time as Grantee is so entitled, without regard to the adequacy of any security for the indebtedness hereby secured. For the purpose of carrying out the provisions of this paragraph, Grantors hereby constitute and appoint Grantee the true and lawful attorney-in-fact of Grantors to do and perform, from time to time, any and all actions necessary and incidental to such purpose and do by these presents, ratify and confirm any and all actions of said attorney in fact in the Premises.

         In the event that all such interest, deposits and principal installments and other sums due under any of the terms, covenants, conditions and agreements of this Deed shall be paid and all Events of Default shall be cured, and as a result thereof Grantee surrenders possession of the Mortgaged Premises to Grantors, the same right herein given to Grantee shall continue to exist if any subsequent Events of Default shall occur.

                   19.1.3 Sell the Mortgaged Premises or any part thereof at one or more public sales before the door of the courthouse of Fulton County, Georgia, without notice except as required or set forth herein (as the Mortgaged Premises is not residential as to Grantors), to the highest bidder for cash, in order to pay the indebtedness, and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all expenses of sale and of all proceedings in connection therewith, including attorney's fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Mortgaged Premises or any part of the Mortgaged Premises in fee simple, with full warranties of title and to this end, Grantors hereby constitute and appoint Grantee the agent and attorney-in-fact of the Grantors to make such sale and conveyance, and thereby to divest the Grantors of all right, title and equity that the Grantors may have in and to the Mortgaged Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon the Grantors. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the indebtedness. In the event of any sale under this Deed by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Mortgaged Premises may be sold as an entirety or in separate parcels and in such manner or order as Grantee in its sole discretion may elect, and if Grantee so elects, Crantee may sell the collateral covered by this Deed at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such posers, until the entire Mortgaged Premises is sold or the indebtedness is paid in full. If the indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts or guaranty, assignments of lease or other security instruments, Grantee may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Grantee may determine.

         Grantee, may, in addition to and not in abrogation of the rights covered under the immediately preceding subparagraph, or elsewhere in this
Article 19, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (a) to enforce payment of the Secured Note, the Guaranties or the performance of any term, covenant, condition or agreement of this Deed or any other right and (b) to pursue any other remedy available to it, all as Grantee in its sole discretion may elect.

                   19.1.4 Upon application to a court of competent jurisdiction Grantee shall be entitled as a matter of strict right and without notice to Grantors or regard to the adequacy of the Mortgaged Premises for the repayment of the indebtedness, or the solvency of any Person liable for payment thereof, for appointment of a receiver of the Mortgaged Premises and the Grantors do hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases as permitted under the laws of the State of Georgia, including the full power to rent, maintain and otherwise operate the Mortgaged Premises upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of
Section 19.9 hereinbelow. Grantors shall pay to Grantee upon demand all expenses, including receiver's fees, attorney's fees and expenses, costs and agent's compensation, incurred pursuant to the provisions of this Section, and any such amounts paid by Grantee shall be added to the indebtedness and shall be secured by this Deed.

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


                   19.1.5 Exercise any and all other rights and remedies granted under this Deed or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

                   19.1.6 Pay, perform or observe any term, covenant or condition of this Deed not paid, performed or observed by Ground Lessor and/or the Owner and all payments made or costs or expenses incurred by Grantee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by the Grantors to Grantee with interest thereon at the Default Rate. Grantee shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Grantee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantors or any person in possession holding under the Grantors.

                   19.1.7 Exercise any and all other rights and remedies granted under any other Financing Document, in such order and priority as the Grantee shall determine in its sole discretion.

              19.2 The Mortgaged Premises may be sold in one or more parcels and in such manner and order as the Grantee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

              19.3 The Grantee shall have all rights, remedies and recourses granted in the Deed and available at law or equity (including specifically those granted by the Uniform Commercial Code) and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantors, or others obligated under the Financing Documents, or against the Mortgaged Premises, or against any one or more of them, at the sole discretion of the Grantee, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantors that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse and (d) are intended to be, and shall be, nonexclusive. Moreover, the Grantee may not be required to proceed hereunder before proceeding against any other security and shall not be required to proceed against any other security before proceeding hereunder, and shall not be precluded from proceeding against any or all of any security in any order or at the same time. Notice is hereby given to all Persons now or hereafter claiming an interest in the Mortgaged Premises subordinate and inferior to this Deed that such Persons shall have no right or claim of right to cause a marshalling of the Grantors' assets or property before proceeding against the security afforded by this Deed or to proceed or to enforce any of the remedies afforded the Grantee hereunder or by law in any order or at the same time or at all.

              19.4 Neither Owner nor any other Person hereafter obligated for payment of all or any part of the indebtedness shall be relieved of such obligation by reason of (a) the failure of Grantee to comply with any request of Owner or Ground Lessor, or of any other person so obligated, to foreclose this Deed or to enforce any provisions of the Financing Documents, (b) the release, regardless of consideration, of the Mortgaged Premises or any other collateral security for the indebtedness or the addition of any other property to the Mortgaged Premises of any other collateral security for the indebtedness, (c) any agreement or stipulations between any subsequent owner of the Mortgaged Premises and the Grantee extending, renewing, rearranging or in any other way modifying the terms of the Financing Documents or any other collateral security for the indebtedness without first having obtained the consent of, given notice to or paid any consideration to Grantors, or such other person, and in such event Grantors and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by the Grantee, or (d) by any other act or occurrence save and except the complete payment of the indebtedness.

              19.5 The Grantee may release, regardless of consideration, any part of the Mortgaged Premises or any other collateral security for the indebtedness without, as to the remainder, in any way impairing, affecting, subordinating or releasing the conveyance, lien or security interests created in or evidenced by this Deed of its stature as a first priority security deed, lien or security interest in and to the Mortgaged Premises. For payment of the indebtedness, the Grantee may resort to any other security therefor held by Grantee in such order and manner as the Grantee may elect. The Grantee may, to the full extent that it may lawfully do so, pursue any one or more remedies permitted hereunder or under applicable law to enforce the provisions of this Deed, to collect the indebtedness secured hereby or to realize the security given therefor at the same time or at different time without in any way impairing or waiving their right to pursue any other remedies so provided.

              19.6 Without notice to or consent of the Grantors and without impairment of the lien and rights created by this Deed, the Grantee may accept (but Grantors shall not be obligated to furnish) from the Ground Lessor, Owner or from any other Person or Persons, additional security for the Secured Note. Neither the giving of this Deed nor the acceptance of any such additional security shall prevent the Grantee from resorting to such additional security, and/or to the security created by this Deed, in any order, separately or together, without affecting the Grantee's lien and rights under this Deed.

              19.7 Grantors agree, to the full extant permitted by law, that in case of an Event of Default hereunder, neither Owner nor Ground Lessor nor anyone claiming through or under Crantor will set up, claln or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed, or the absolute sale of the Mortgaged Premises, the delivery of possession thereof immediately after such sale to the purchaser at such sale, or the exercise of any other remedy hereunder, and the Grantors, for themselves and all who may at any time claim through or under them, hereby waive to the full extent that Grantors may lawfully so do, the benefit of all such laws, and any and all right to have assets subject to the security interest of this Deed marshalled upon any foreclosure or sale in inverse order of alienation.

              19.8 In case the Grantee shall bave proceeded to invoke or enforce any right, remedy or recourse permitted under this Deed and the same shall have been determined adversely to the Grantee, or the Grantee shall thereafter elect to discontinue or abandon same for any reason, the Grantee shall have the unqualified right to do so and, in such an event, (a) Grantors and the Grantee shall be restored to their former positions with respect to the indebtedness, this Deed, the Mortgaged Premises and otherwise, (b) all rights, remedies, recourses and powers of the Grantee shall continue as if same had never been invoked, (c) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall and shall be deemed to be a continuing Event of Default and (d) neither this Deed, nor the Secured Note nor the indebtedness, nor any other Financing Document, shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Grantors hereby expressly waive the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the above.

              19.9 The proceeds of any foreclosure or sale of, and the Rents and other amounts generated by the holding, leasing, operation or other use of, the Mortgaged Premises or any part thereof together with any other moneys at the time held by the Grantee, shall be applied as provided in Section 506 of the Indenture.

              19.10 Grantee, at its option, is authorized to foreclose this Deed subject to the rights of any Space Tenants of the Mortgaged Premises, and the failure to make any such Space Tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by

Grantor, a defense to any proceedings instituted by Grantee to collect the indebtedness.

              19.11 Upon any foreclosure sale or sales of all or any portion of the Mortgaged Premises under the power herein granted, Grantee may bid for and purchase the Mortgaged Premises and shall be entitled to apply all or any part of the indebtedness as a credit to the purchase price.

              19.12 In the event of any such foreclosure sale or sales under the power herein granted, Owner and Ground Lessor shall be deemed tenants holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

              19.13 Grantee shall have the power to institute and maintain such suits and proceedings as it may deem expedient (a) to prevent any impairment of the Mortgaged Premises by any acts which may be unlawful or constitute an Event of Default under this Deed, (b) to preserve or protect its interest in the Mortgaged Premises and in the Space Leases and Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Grantee.

              19.14 In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Ground Lessor or Owner, their creditors or their property, Grantee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Grantee allowed in such proceedings for the entire amount of the indebtedness at the date of the institution of such proceedings and for any additional amount of the indebtedness which may become due and payable after such date.

              19.15 Waiver of Grantors' Rights. BY EXECUTION OF THIS DEED AND BY INITIALING THIS SECTION 19.15, GRANTORS EXPRESSLY: (a) ACKNOWLEDGE THE RIGHT OF GRANTEE TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE SECURED NOTE AND ANY OTHER INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE MORTGAGED PREMISES BY NON-JUDICIAL FORECLOSURE UPON AN EVENT OF DEFAULT HEREUNDER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED: (b) WAIVE ANY AND ALL RIGHTS WHICH GRANTORS MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS

FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (i) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED AND (ii) CONCERNING THE RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION ANY MORATORIUM, REINSTATEMENT, MARSHALLING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS: (c) ACKNOWLEDGE THAT GRANTORS HAVE READ THIS DEED AND ANY AND ALL QUESTIONS OF GRANTORS REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTORS, AND GRANTORS HAVE CONSULTED WITH COUNSEL OF GRANTORS' CHOICE AND HAVE BEEN APPRISED OF AND COUNSELED WITH RESPECT TO POSSIBLE ALTERNATIVE RIGHTS OF GRANTORS PRIOR TO EXECUTING THIS DEED AND INITIALLING THIS SECTION 19.15; AND (d) ACKNOWLEDGE THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTORS' HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTELLIGENTLY, INTENTIONALLY AND WILLINGLY BY GRANTORS AS PART OF A BARGAINED FOR LOAN TRANSACTION AND THAT THIS DEED IS VALID AND ENFORCEABLE BY GRANTEE AGAINST GRANTORS IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

                                           INITIALLED BY GRANTORS:
                                           /s/_____________________
                                           /s/_____________________


         20. SEVERANCE; RELEASE

              20.1 Severance. This Deed and the Secured Note may at any time, at the sole election of the Grantee, be split or divided into two notes and two deeds constituting liens on the Mortgaged Premises or portions thereof in such principal amounts as may be agreed upon, but in no event to exceed the aggregate principal amount evidenced by the Note and secured, or which under any contingency may be secured, by this Deed. The Grantors, upon request of the Grantee, shall execute, acknowledge and deliver to the Grantee and/or its designee or designees such documents as may be necessary to effectuate the foregoing, including such supplemental or substitute deeds to secure debt, assignments of rents and leases and security agreements and supplemental or substitute notes as the Grantee may require. The Grantors shall pay all reasonable expenses in connection with the making and recording of such documents, including, without limitation, recording fees, mortgage recording taxes, if any, note intangible tax, if any, the fees, expenses and disbursements of the Grantee's attorneys, fees and expenses relating to examination of title and title insurance premiums, if any.

              20.2 Release. If (a) the Owner (or such other Person as may be specified in the applicable provisions of the Indenture) shall have elected to effectuate the portion of the Property Release described in Section 1305(1) of the Indenture and shall have so elected in accordance with any of the terms of the Indenture, or (b) if the provisions of this Article 20 shall otherwise be expressly applicable pursuant to any of the other provisions of the Financing Documents, then in any such event the Grantee shall,

                   (i) deliver to the Owner a duly executed satisfaction of this Deed and any of the other recorded Real Estate Security Documents, in recordable form pursuant to which this Deed and such other instruments shall be discharged or recorded together with the original of the Secured Note marked cancelled; and

                   (ii) deliver to the Owner such Uniform Commercial Code termination statements and other instruments as shall be reasonably requested by the Grantors, to terminate the liens and security interests created hereunder or under the Security Agreement, Management Agreement Assignment, Bank Accounts Assignment, or pursuant hereto or thereto, and release to the Grantors or any of its designees any other collateral held by the Grantee hereunder or thereunder, provided, however, that nothing in this Article 20 shall be deemed to require the Collateral Trustee to release any collateral held by it pursuant to Articles Thirteen, Fourteen or Fifteen of the Indenture or under the Principal Guaranty or the Interest/Principal Guaranty or any funds or property held pursuant to Article Four of the Indenture.

         Any release, satisfaction, assignment, endorsement, termination statement or other instrument executed by the Grantee pursuant to (i) above shall be without recourse, representation or warranty.

         21. NO WAIVER

              21.1 No failure or delay or omission on the part of the Grantee in exercising any power or right hereunder shall operate as a waiver thereof or a waiver of any other term, provision or condition hereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder; and all rights and remedies of the Grantee hereunder are cumulative and shall not be deemed exclusive of any rights or remedies provided by law.

              21.2 A consent or waiver in one or more instances of any of the terms, covenants, conditions or provisions hereof or of the indebtedness secured hereby shall apply to the particular instance or instances and at the particular time or times only, and no such consent or waiver shall be deemed a continuing waiver, but all of the terms, covenants and other provisions of this Deed and of the indebtedness secured hereby shall survive and continue to remain in full force and effect; and no consent or waiver shall be effective unless in writing, dated and signed by the Grantee.

         22. MODIFICATION

         No change, amendment, modification, cancellation or discharge hereof, or any part hereof, shall be valid unless in writing, dated and signed by the party against whom such change, amendment, modification, cancellation or discharge is sought to be charged.

         23. NOTICES

         Any notice, direction, request or demand (each a "Notice") which by any provision of this Deed is required or permitted to be given or served by the Grantee to or on the Owner may be given or served only if in writing and either delivered personally with receipt acknowledged, by courier with receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested addressed to the Owner at 10400 Fernwood Road, Bethesda, Maryland, 20058, Attention: Legal Department/Hotel Operations with a copy to John C. Portman, Jr., 225 Peachtree Street, N.E., Atlanta, Georgia 30303,
Attention: Legal Department and a copy to the Guarantor at its address set forth in the Guaranties or as otherwise filed with the Collateral Trustee. In addition, the Grantee shall give or serve copies of all notices of default or Event of Default hereunder (in the manner hereinabove specified) to any Subordinate Lenders, but in no event shall the Grantee be required to give notices of default or Event of Default to more than three (3) Subordinate Lenders. Any Notice which by any provision of the Deed is required or permitted to be given or served by the Grantee to or on the Ground Lessor may be given or served only if in writing and either delivered personally with receipt acknowledged, by courier with receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested addressed to the Ground Lessor at 10400 Fernwood Road, Bethesda, Maryland 20058, Attention: Legal Department/Hotel Operations. Any such Notice or other document shall be deemed given or served as of the date of the delivery to the Owner and/or the Ground Lessor, as the case may be, (and the copies to Portman and the Guarantor as required above), and, if such Notice is a notice of default, then also to the Subordinate Lenders, except that if a Notice or other document is refused delivery or cannot be delivered because of a changed address of which no Notice was given, such Notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver. Any Notice by the Owner or the Ground Lessor to or upon the Grantee shall be deemed to have been sufficiently given or made, for all purposes, if given or made to the Issuer, and, upon the assignment of this Deed to the Collateral Trustee on the date hereof, to the Collateral Trustee, in both cases as provided in the Indenture. All Notices and documents delivered to the Grantee pursuant to this Deed shall be simultaneously delivered to the Administrative Services Representative, 40 West 57th Street, New York, New York 10019, Attention: Stephen T. Burger; provided, however, any failure to so deliver any Notice or other document shall not be a default hereunder.

         24. FURTHER ASSURANCES

              24.1 The Grantors will, at any time and from time to time after the execution and delivery of this Deed, promptly upon request, execute and deliver such further deeds to secure debt, mortgages, instruments of further assurances and other documents and do such further acts and things as the Grantee may reasonably request in order to evidence further and keep valid and effective the lien, security title and security interest of this Deed and otherwise to effect fully the purposes of this Deed.

              24.2 The Grantors shall execute any and all such documents, including Financing Statements pursuant to the Uniform Commercial Code of the State of Georgia, as the Grantee may request, to preserve and maintain the priority of the title granted hereby to property which may reasonably be deemed personal property or fixtures, and shall pay to the Grantee on demand any expenses reasonably incurred by the Grantee in connection with the preparation, execution and filing of any such documents. The Grantors hereby authorize and empower the Grantee to execute and file, on the Grantors' behalf, all Financing Statements, and refilings and continuations thereof as the Grantee reasonably deems necessary or advisable to create, preserve and protect said title. This instrument is hereby made and declared to be a security agreement encumbering each and every item of personal property included herein as a part of the Mortgaged Premises, in compliance with the provisions of the Uniform Commercial Code as enacted in the State of Georgia (the "Code"). The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this instrument shall be (a) as prescribed herein, or (b) as prescribed by general law, or (c) as prescribed by the specific statutory consequences now or hereinafter enacted and specified in the Code, all at the Grantee's election and the discretion of the Grantee. The Grantors and the Grantee agree that everything used in connection with the production of income from the Premises or adopted for use therein or which is described or reflected in this instrument, is, and all times and for all purposes and in all proceedings, legal and equitable, shall be, regarded as part of the real estate conveyed hereby and that the filing of any financing statement or statements in the records normally having to do with personal property shall not in any way affect such agreement. Similarly, the mention of any such financing statement of statements of the rights in and to (i) the proceeds of any insurance policy, or
(ii) any award in eminent domain proeeedings for a Taking or for a loss of value or (iii) the Grantors' interest as lessor in any present or future leases or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to a lease or otherwise, shall not in any way limit any of the rights of the Grantee as determined by this instrument or affect the priority of the Grantee's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement or statements is solely for the protection of the Grantee in the event any court shall at any time hold, with respect thereto, that notice of Grantee's priority of interest, to be effective against all persons or against a particular class of persons, must be filed in the Code records. The names of "Debtors" and "Secured Party" (which are the Grantors and the Grantee, respectively), the address of the Debtors and the Secured Party (which is also the address from which information concerning the security interest created hereby may be obtained from Secured Party) are set forth in Exhibit C, attached hereto. The Grantors agree to furnish the Grantee with notice of any changes in either of their (A) name, identity or corporate structure, (a) residence or principal place of business, or (C) mailing address within ten (10) days after the effective date of any such change.

         25. GROUND LEASE; JOINDER OF GROUND LESSOR

              25.1 The Ground Lessor, being the owner in fee simple of the Land, joins in this Deed for the purpose of subjecting and subordinating its fee estate in and to the Land and its rights, title and interest as landlord under the Ground Lease to the security title of this Deed but, by so doing, does not intend to, and shall not, unless specifically provided, assume any personal liability for the compliance, observance or performance of any of the covenants or conditions of this Deed or for the payment of the Secured Note or of any other sums required to be paid hereunder. However, in the event of the termination of the leasehold estate for any reason whatsoever, the ground Lessor shall be deemed to have made the covenants of the Owner set forth herein and the word "Owner" shall be deemed to refer to the Ground Lessor whenever the sense of this Deed as it affects the Ground Lessor so requires. The Ground Lessor agrees that this Deed shall constitute a "Fee Mortgage" under the Ground Lease, notwithstanding the provisions of Section 6.06 of the Ground Lease or otherwise.

              25.2 The Ground Lessor and the Owner together covenant with the Grantee that, in any foreclosure action or proceeding to exercise the power of sale under this Deed, the Grantee may proceed against either the Land or the leasehold estate therein created by the Ground Lease, or both, and the Land and/or such leasehold estate may be sold to one or more purchasers at the sale. The Owner and the Ground Lessor for themselves and all who may claim under them, hereby waive, to the extent that they lawfully may, all right to have the estates covered by this Deed marshalled upon any sale pursuant to the power of sale granted hereunder.

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


              25.3 The Grantors agree that all of the terms, covenants and conditions of the Ground Lease shall be subject and subordinate to the terms, covenants and conditions of this Deed including, without limitation, the provisions with respect to casualty, Takings, assignment and subletting. Ground Lessor furthermore expressly subordinates any and all claims which Ground
Lessor has or may have in and to the leasehold estate under the Ground Lease or against owner by reason of any default by Owner under the Ground Lease or otherwise, to the rights and claims of the Grantee hereunder or under the Financing Documents. Furthermore, notwithstanding the provisions of Article 27 herein, from and after the occurrence and during the continuance of an Event of Default, the Ground Lessor shall not, without the prior written consent of the Grantee, in each instance, ask, demand, seek, take or receive, directly or indirectly from the Owner, in cash or other property, by set-off or in any other manner, payment of any Ground Rent and the Owner shall not make any such payment as aforesaid to the Ground Lessor.

              25.4 The Owner will pay all Ground Rent and other charges required under the Ground Lease as and when the same are due, and the Owner and Ground Lessor will keep, observe and perform, or cause to be kept, observed and performed, all of the other terms, covenants, provisions and agreements of the Ground Lease on the part of the lessee or lessor, respectively, thereunder to be kept, observed and performed, and will not in any manner, cancel, terminate or surrender, or permit any cancellation, termination or surrender of the Ground Lease, in whole or in part, or modify, amend or permit any modification or amendment either orally or in writing of any of the terms thereof in any material respect, and any attempt on the part of the Owner or the Grantee to exercise any such right shall be null and void. Prior to any modification of the Ground Lease, the Owner shall deliver to the Grantee an Officers' Certificate certifying that the modification (i) does not modify the Ground Lease in any material respect, (ii) does not adversely affect in any material respect the rights of Grantee and (iii) does not affect the provisions of the Ground Lease providing that there shall be no merger of the fee and leasehold interests under the Ground Lease.

              25.5 The Owner will do, or cause to be done, all things necessary to preserve and keep unimpaired the rights of the Owner as lessee under the Ground Lease, and to prevent any default under the Ground Lease, or any termination, surrender, cancellation, forfeiture or impairment thereof, and in the event of the failure of the Owner to make any payment required to be made by the Owner pursuant to the provisions of the Ground Lease or to keep, observe or perform, or cause to be kept, observed or performed, any of the terms, covenants, provisions or agreements of the Ground Lease, the Owner agrees that the Grantee may (but shall not be obligated to) take any action on behalf of the Owner to make or cause to be kept, observed or performed any such terms, covenants, provisions or agreements and to enter upon the Premises and take all such action as may be necessary therefor, to the end that the rights of the owner in and to the Ground Lease shall be kept unimpaired and free from default, and all money so expended by the Grantee, with interest thereon at the Default Rate from the date of each such expenditure, shall be added to the indebtedness and shall be paid by the Owner to the Grantee promptly upon demand by the Grantee. The Ground Lessor hereby agrees to accept from the Grantee any performance of any term, condition, covenant or obligation by the Grantee on behalf of the Owner as performance by the Owner, but the Ground Lessor agrees that in no event shall the Grantee be obligated to render any such performance. In such event the Grantee shall have, in addition to any other remedy of the Grantee, the same rights and remedies in the event of non-payment of any such sum by the Owner as in the case of a default in the payment of any sums due under the Secured Note.

              25.6 The Owner will enforce the obligations of the Ground Lessor to the end that the Owner may enjoy all of the rights granted to it under the Ground Lease, and the Owner and the Ground Lessor will promptly notify the Grantee in writing of any default by the Ground Lessor or by the Owner in the performance or observance of any of the terms, covenants or conditions on the part of the Ground Lessor or the Owner, as the case may be, to be performed or observed under the Ground Lease. If, pursuant to the Ground Lease, the Ground Lessor shall deliver to the Grantee a copy of any notice of default given to the Owner, such notice shall constitute full authority and protection to the Grantee for any action taken or omitted to be taken by the Grantee in good faith in reliance thereon.

              25.7 If any action or proceeding shall be instituted to evict the Owner or to recover possession of the Premises or for any other purpose affecting the Ground Lease or this Deed, the Owner will, immediately upon service thereof on or to the Owner, deliver to the Grantee a true copy of each petition, summons, complaint, notice of motion, order to show cause and of all other provisions, pleadings, and papers, however designated, served in any such action or proceeding.

              25.8 The Owner and Ground Lessor covenant and agree that unless the Grantee shall otherwise expressly consent in writing, the fee title to the Land and any other property demised by the Ground Lease and the leasehold estate granted thereunder shall not merge, but shall always remain separate and distinct, notwithstanding the union of said estates either in the Owner, the Ground Lessor, or a third party by purchase or otherwise.

              25.9 Upon the foreclosure of the security title granted by this Deed pursuant to the provisions hereof or sale of the Premises pursuant to the power of sale granted hereunder, any Space Leases then existing and affecting all or any portion of the Premises shall not be terminated or destroyed by application of the doctrine of merger or as a matter of law or as a result of such foreclosure or sale.


              25.10 No release or forbearance of any of the Owner's obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release the Owner or the Ground Lessor from any obligations under this Deed, including the Owner's obligation with respect to the payment of rent as provided for in the Ground Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Ground Lease, to be kept, performed and complied with by the tenant therein.

              25.ll The Owner will give the Grantee prompt written notice of the commencement of any arbitration or appraisal proceeding under or pursuant to the provisions of the Ground Lease. The Grantee shall have the right to intervene and participate in any such proceeding and the selection of an arbitrator and the Owner shall confer with the Grantee to the extent which the Grantee deems reasonably necessary for the protection of the Grantee. Upon the written request of the Grantee, after default under the Ground Lease and after the expiration of any applicable grace period, the Owner will exercise all rights of arbitration conferred upon it by the Ground Lease.

              25.12 The lien of this Deed shall attach to all of the Owner's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, including, without limitation, all of the Owner's rights to remain in possession of the Premises. Neither Owner nor the Ground Lessor shall, without the Grantee's prior written consent, elect to treat the Ground Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code, 11 U.S.C. ss. 365(h)(1). Any such election made without the Grantee's consent shall be void.

                   25.12.1 The Owner hereby unconditionally assigns, transfers and sets over to the Grantee all of the Owner's claims and rights to the payment of damages arising from any rejection of the Ground Lease by the Ground Lessor or any other fee owner of the Premises under the Bankruptcy Code. The Grantee shall have the right to proceed in its own name or in the name of the Owner or the Ground Lessor in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect to the lessor or any fee owner under the Bankruptcy Code. Unless any Event of Default shall have occurred and be continuing, the Owner shall be entitled to join with the Grantee in such proceedings, provided, however, that in doing so the Owner shall take no actions which are adverse to the interests of the Grantee. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the obligations secured by this Deed shall have been satisfied and discharged in full. Any amounts received by the Grantee as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all costs and expenses of the Grantee (including, without limitation, attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this section. The Owner shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to the Grantee, a UCC Financing Statement (Form UCC-1) and all such additional instruments, agreements and other documents, as may at any time hereafter be required by the Grantee to effectuate and carry out the assignment made pursuant to this section.

                   25.12.2 If pursuant to Subsection 365(h)(2) of the Bankruptcy Code, the Owner shall seek to offset against the rent reserved in the Ground Lease the amount of any damages caused by the nonperformance by the Ground Lessor or any fee owner of any of their obligations under the Ground Lease after the rejection by the Ground Lessor or any fee owner of the Ground Lease under the Bankruptcy Code, the Owner shall, prior to effecting such offset, notify the Grantee of its intent to do so, setting forth the amounts proposed to be so offset and the basis therefor. The Grantee shall have the right to object to all or any part of such offset that, in the reasonable judgment of the Grantee, would constitute a breach of the Ground Lease, and in the event of such objection, the Owner shall not effect any offset of the amounts so objected to by the Grantee. Neither Grantee's failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by the Grantee. The Owner shall pay and protect the Grantee and indemnify and save the Grantee harmless from and against, any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever (including without limitation attorneys' fees and expenses) arising from or relating to any offset by the Owner against the rent reserved in the Ground Lease.

                   25.12.3 If any action, proceeding, motion or notice shall be commenced or filed in respect of the Ground Lessor or any fee owner, the Premises or the Ground Lease in connection with any case under the Bankruptcy Code, the Grantee shall have the option, exercisable upon notice from the Grantee to the Owner, to conduct and control any such litigation with counsel of the Grantee's choice. The Grantee may proceed in its own name or in the name of the Owner in connection with any such litigation, and the Owner agrees to execute any and all powers, authorizations, consents or other documents required by the Grantee in connection therewith. The Owner shall, upon demand, pay to the Grantee all costs and expenses (including attorney's fees and expenses) paid or incurred by the Grantee in connection with the prosecution or conduct of any such proceedings. Any such costs or expenses not paid by the Owner as aforesaid shall be secured by the lien of this Deed and shall be added to the principal amount of the indebtedness secured hereby. Unless an Event of Default shall have occurred and be continuing, the Owner shall be entitled to join with the Grantee in such proceedings, provided, however, that in doing so the Owner shall take no actions which are adverse to the interests of the Grantee. The Owner shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of the Grantee, which consent shall not be unreasonably withheld or delayed.

                   25.12.4 The Owner shall, after obtaining knowledge thereof, promptly notify the Grantee of any filing by or against the Ground Lessor or other fee owner of a petition under the Bankruptcy Code. The Owner shall promptly deliver to the Grantee following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by the Owner in connection with any such petition and any proceedings relating thereto.

                   25.12.5 If there shall be filed by or against the Owner a petition under the Bankruptcy Code and the Owner, as lessee under the Ground Lease, shall determine to reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code, the Owner shall give the Grantee not less than thirty
(30) days' prior notice of the date on which the Owner shall apply to the Bankruptcy Court for authority to reject the Ground Lease. The Grantee shall have the right, but not the obligation, to serve upon the Owner within such thirty (30) days period a notice stating that the Grantee demands that the Owner assume and assign the Ground Lease to the Grantee pursuant to Section 365 of the Bankruptcy Code. If the Grantee shall serve upon the owner the notice described in the preceding sentence, the Owner shall not seek to reject the Ground Lease and shall comply with the demand provided for in the preceding sentence.

         26. MISCELLANEOUS PROVISIONS

         26.1 All sums which, by the terms of this Deed or any other Financing Documents are payable by the Grantors to the Grantee shall, together with the interest thereon provided for herein or in such other Financing Documents, be secured by this Deed and added to and deemed part of the indebtedness secured hereby whether or not the provision which obligates the Grantors to make any such payment to the Grantee specifically so states.

         26.2 Any interest provided to be paid to the Grantee in this Deed, or any other Financing Document, whether or not such interest is on the principal sum of such indebtedness, or on any other sum which is due under Section 26.1 hereof, shall constitute part of the indebtedness secured hereby.

              26.3 The assignment and security interest herein granted shall not be deemed or construed to constitute Grantee as a trustee or trustees in possession of the Mortgaged Premises, to obligate Grantee to lease the Mortgaged Premises or attempt to do same, or to take any action, incur any expenses or perform or discharge any obligation, duty or obligation whatsoever under the Ground Lease, any of the Space Leases or otherwise.

              26.4 By accepting or approving anything required to be observed, performed or fulfilled or to be given to Grantee pursuant to this Deed, including (but not limited to) any Officers' Certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Grantee shall in no event be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Grantee.

              26.5 All obligations contained in this Deed are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Premises.

              26.6 This Deed shall be governed by and construed according to the laws of the State of Georgia, without giving effect to principles of conflicts of law.

              26.7 Non-Recourse.

                   26.7.1 Notwithstanding anything to the contrary in this Deed or in any of the other Real Estate Security Documents, but subject to the provisions of subparagraph 26.7.2 of this Subsection 26.7, by accepting this Deed and the other Real Estate Security Documents, the Grantee agrees that (i) Grantee's source of satisfaction of the indebtedness evidenced by the Secured Note and/or secured by this Deed and Grantee's recourse with respect to the breach of any covenants or other undertakings of the Grantors under this Deed or the other Real Estate Security Documents (subject, however, to Grantee's right to cure the Grantors' defaults in accordance with the provisions of the Real Estate Security Documents, including, without limitation, Article 12 of this Deed; provided, however, such limitation on recourse shall nevertheless apply to the Grantors' obligations under the last sentence of Article 12 and comparable provisions of the other Real Estate Security Documents) is limited to the Mortgaged Premises, the rents, issues, profits therefrom and all other property covered by this Deed, any other collateral or security for the Secured Note and this Deed, and any other assets of the Owner and (ii) neither the Ground Lessor nor any of the partners (or constituent partners in such partners), officers, directors or shareholders of the Grantors or any person comprising or controlling the Grantors (collectively, the "Exculpated Parties") shall have any personal liability for the payment of said indebtedness or for the performance of any other covenant or other undertaking of the Grantors under any of the Real Estate Security Documents, and the Grantee will not seek to enforce out of any assets, other than the Mortgaged Premises and other collateral or security for the Secured Note and this Deed, of the Ground Lessor or the Exculpated Parties, any judgment for any sum of money which is or may be payable under the Secured Note or under any of the other Real Estate Security Documents, or for any deficiency remaining after foreclosure of the Deed or sale pursuant to the power of sale herein, nor shall Grantee bring any action against Owner, Ground Lessor or any of the Exculpated Parties seeking specific performance of any obligations under any of the Real Estate Security Documents, unless and except as may be necessary in order to fully foreclose or to otherwise realize upon the collateral available to Grantee for the satisfaction of the indebtedness secured hereby.

                   26.7.2 (1) Nothing herein contained shall be deemed to be a release, waiver, discharge or impairment of the Secured Note, this Deed or any other collateral or security given or to be given to secure the Secured Note or otherwise in connection therewith or herewith, or shall preclude the Grantee from foreclosing the Deed or exercising its power of sale in case of any default hereunder or under the Real Estate Security Documents, or from enforcing any of its rights or remedies hereunder or under the Secured Note, except as set forth in this Section 26.7, including the appointment of a receiver or putting into effect the assignment of said rents, issues, or profits contained in this Deed or any separate assignment of rents, or from obtaining injunctive relief under the Real Estate Security Documents or from enforcing any of its rights with respect to any other security or collateral.

                          (2) Furthermore, nothing herein contained shall be
taken to prevent recourse to and the enforcement (i) against the Issuer of its obligations to the extent provided for in the Indenture or (ii) against the Guarantor of its obligations to the extent provided for in the Guaranties. It is specifically agreed that the foregoing provisions of this Section 26.7 shall not operate to relieve any of the Grantors or the Exculpated Parties of any liabilities such parties would otherwise have under the Real Estate Security
Documents:

                   (a) For fraud or intentional or willful misrepresentation;

                   (b) For any distribution to the partners of the Owner or the
              Ground Lessor (whether as a capital distribution or a repayment of debt or otherwise) of any monies arising with respect to the Premises collected by the Owner or the Ground Lessor, as the case may be, after a default has occurred under the Deed and the Grantee has given notice to the Grantors of such default, to the full extent of the monies so collected and distributed to any of the partners of the Owner or the Ground Lessor, as the case may be, during the period commencing with the giving of any such notice and continuing until the default has been cured as permitted by and in accordance with the terms of this Deed;

                   (c) For the payment of Ground Rent by the Owner and/or the receipt thereof by the Ground Lessor in violation of Subsection
              25.3 of this Deed;

                   (d) For the fair market value as of the time of the giving of any notice referred to in clause (b) hereinabove of any personal property or fixtures removed or disposed of by the Owner or the Ground Lessor, other than in accordance with the terms of this Deed, during the period commencing with the giving of any such notice and continuing until the default has been cured as permitted by and in accordance with the terms of this Deed;

                   (e) For the misapplication by the Owner, Ground Lessor or
              their agents, employees or Affiliates of any proceeds, to the full extent of said misapplied proceeds, under any insurance policies or awards resulting from condemnation or the exercise of the power of eminent domain or by reason of damage, loss or destruction to any portion of the Premises;

                   (f) For any damage to or destruction of the Premises
              intentionally or recklessly committed by the Ground Lessor or the Owner; and

                   (g) For the Grantors' obligations under the Environmental
              Indemnity, subject to the provisions concerning recourse set forth therein.

              26.8 Grantors hereby waive and renounce all homestead and similar exemption rights provided for by the Constitution and Laws of the United States and/or the State of Georgia in and to the Mortgaged Premises as against the collection of the indebtedness secured by this Deed, or any part thereof.

              26.9 Grantors agree that where, by the terms of this conveyance or the indebtedness secured hereby, a day is named or a time fixed for the payment of any sum of money or the performance of any agreement, the time stated enters the consideration and is of the essence of the whole contract.

              26.10 Any provision of this Deed or any of the other Real Estate Security Documents notwithstanding, the amount of any attorneys' fees payable by the Grantors to the Grantee under this Deed or under any of the other Real Estate Security Documents shall not be governed by the provisions of O.C.G.A.
ss 13-1-11.

              26.11 If the Secured Note is accelerated after an Event of Default, such Event of Default shall be deemed to be "continuing" hereunder unless such Event of Default is waived, rescinded or annulled as contemplated by Sections 502 or 513 of the Indenture or all of the Obligations are paid.

              26.12 The Grantee shall not, by signing this Deed, become or be considered to be an endorser, co-maker or co-obligor on the Secured Note or on any other obligation of the Grantor secured by this Deed.

              26.13 This Deed may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         27. APPLICATION OF FUNDS

         At any time prior to the indefeasible satisfaction in full of all obligations under the Secured Note, the Owner shall not, without the prior consent of the Grantee, apply or distribute any sums other than in any one or more of the following ways (to the extent not prohibited by the Financing Documents): (a) in respect of Deductions (as defined in the Management Agreement), (b) payments from reserve funds of Owner for the purposes for which the reserves were established, (c) payments made to the Ground Lessor to purchase the fee estate in the Land pursuant to the Purchase Option (and customary transaction costs incurred in Connection therewith) but only if and when such option is exercised by the Owner, (d) payments (other than Deductions) for the operation, repair, maintenance, improvement or restoration of the Hotel and (e) payments for the following purposes, as long as such payments are made in accordance with the following priorities:

                   (1) first to the payment of Ground Rent (as presently defined in the Ground Lease) then due and payable;

                   (ii) then to the payment of all interest and any and all
              other sums then due and payable under the Secured Note, this Dead or any other Financing Documents;

                   (iii) then to the payment of all interest and all other sums then due and payable under the Bankers Trust Loan and such other unsecured loans to the Owner made in accordance with Section 7.6.3, if any, to the extent the proceeds thereof are used for the payout of any items required by this Article 27 to be paid pursuant to clauses (a),
              (d), (i) and (ii) above;

                   (iv) then to the payment of all interest and any and all
              other sums then outstanding under Guaranty Loans;

                   (v) then to the full repayment to Marriott of any outstanding
              "Interest Loans" made by Marriott to the Owner pursuant to the Marriott Commitment;

                   (vi) then to the payment of all interest and any and all
              other sums then due and payable under any loans made in accordance with Section 7.6.4, if any;

                   (vii) then to the payment of all interest and any and all
              other sums then due and payable under any other loans made to the Owner other than as described in (viii) below;

                   (viii) then to the payment of all interest and any and all other sums then outstanding under any other loans made by Marriott and by partners in the Owner to the Owner in accordance with the Owner's presently existing partnership agreement; and

                   (ix) then for any purpose whatsoever.

         28. SUCCESSORS AND ASSIGNS

         The covenants and agreements contained in this Deed shall run with the land and bind the Grantors, the heirs, executors, administrators, legal representatives, successors and assigns of the Grantors and all subsequent owners, encumbrancers and tenants of the Mortgaged Premises, or any part thereof (provided that nothing in this Section shall be deemed to constitute the consent of the Grantee to any sale, lease, assignment, conveyance or encumbrance of the Mortgaged Premises by Grantors), and shall bind and inure to the benefit of the Grantee, its successors and assigns and all subsequent beneficial owners of this Deed.

         29. GENDER AND NUMBER; CONSTRUCTION

              29.1 In this Deed, wherever the context so requires, the neuter gender includes the masculine and/or feminine gender and the singular number includes the plural.

              29.2 The words "include" or "including" or words of similar import shall be deemed to be followed by the words "but not limited to" or "without limitation".

         30. INVALIDITY OF PROVISIONS

         If fulfillment of any provision hereof or any transaction related hereto or to the Secured Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained operates or would prospectively operate to invalidate this Deed in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Deed shall remain operative and in full force and effect.

         31. GRANTEE'S REPRESENTATIVE

         The Grantee has, by separate agreement (the "Administrative Services Agreement"), appointed Eastdil Realty, Inc. ("Eastdil"), as the Grantee's representative (referred to herein as the "Administrative Services Representative") in exercising certain consent rights expressly granted in Subsections 4.5, 5.10 and 9.1 of this Deed and performing certain services on behalf of the Collateral Trustee. The Grantors and their representatives shall meet with the Administrative Services Representative and its representatives from time to time, but not less than once per year, as reasonably requested by the Grantee. Any action by the Administrative Services Representative pursuant to this Deed or the other Financing Documents in accordance with the Administrative Services Agreement shall be binding upon the Grantee. The Owner shall pay or cause to be paid all fees and expenses required to be paid to the Administrative Services Representative under the Administrative Services Agreement.

         IN WITNESS THE EXECUTION HEREOF, Grantors and Grantee have executed this Deed as of the day and year first above written.



                                       GRANTORS:

                                       IVY STREET HOTEL LIMITED PARTNERSHIP

Signed, sealed and                     By: Atlanta Marriott Marquis
delivered in the                           Limited Partnership,
presence of:                               General Partner

[N.P. SEAL]

/s/ Carolyn Colton
-----------------------                     By: Marriott Marquis Corporation,
Witness                                         General Partner

/s/ Lisa J. Zydel                               By: /s/ Robert E. Parsons, Jr.
----------------------------                        ---------------------------
Notary Public                                       Name: Robert E. Parsons, Jr.
                                                    Title: President

Commission
Expiration Date:


         LISA J. ZYDEL
NOTARY PUBLIC, State of New York
          No. 4746837
   Qualified in Suffolk County
Commission Expires April 30, 1991



------------------------------                  Attest: Stephen McKenna
    (NOTARIAL SEAL)                                     -----------------------
                                                        Its Assistant Secretary
                                                            -------------------
                                                              (CORPORATE SEAL)


                                                                   [CORP.
                                                                    SEAL]

                                            By: Neal M. Kamin (SEAL)
Signed, sealed and                              -------------------------
delivered in the                                John C. Portman, Jr.,
presence of:                                      General Partner
                                                By: Neal M. Kamin,
[N.P. SEAL]                                         pursuant to a Power
                                                    of Attorney recorded on
/s/ Carolyn Colton                                  July 11, 1990, in the
------------------------------                      Office of the Clerk of
Witness                                             the Superior Court of
                                                    Fulton County, Georgia,
/s/ Sandra I. Schmitt                               in Deed Book 13547 at
------------------------------                      Page 2.
Notary Public



Commission
Expiration Date: 10-2-91



------------------------------
(NOTARIAL SEAL)



      SANDRA I. SCHIMITT
NOTARY PUBLIC, State of New York
       No. 41-4956835
  Qualified in Queens County
  Term Expires Oct 2, 191

                                           ATLANTA MARRIOTT MARQUIS LIMITED
                                                PARTNERSHIP

Signed, sealed and                         By: Marriott Marquis Corporation,
delivered in the                               General Partner
presence of:


/s/ Carolyn Colton                             By: /s/ Robert E. Parsons, Jr.
------------------------------                     ----------------------------
Witness                                            Name: Robert E. Parsons, Jr.
                                                   Title: President

/s/ Lisa J. Zydel
------------------------------                 Attest: /s/ Stephen McKenna
Notary Public                                          ------------------------
                                                       Its Assistant Secretary
                                                           --------------------
                                                           (CORPORATE SEAL)

Commission
Expiration Date:


------------------------------
(NOTARIAL SEAL)

[N.P.
SEAL]

         LISA J. ZYDEL
NOTARY PUBLIC, State of New York
          No. 4746837
   Qualified in Suffolk County
Commission Expires April 30, 1991

                                                                          [CORP.
                                                                           SEAL]

                                            GRANTEE:

Signed, sealed and                          MARRIOTT/PORTMAN FINANCE CORPORATION
delivered in the
presence of:


/s/ Carolyn Colton                             By: /s/ Douglas W. Miller
------------------------------                     ----------------------------
Witness                                            Name: Douglas W. Miller
                                                   Title: Vice President

/s/ Sandra I. Schmitt                              Attest: /s/ Neal M. Kamin
------------------------------                     ---------------------------
Notary Public                                      Its Assistant Secretary
                                                       ----------------------
                                                       (CORPORATE SEAL)

Commission
Expiration Date: 10-2-91


------------------------------
(NOTARIAL SEAL)


      SANDRA I. SCHIMITT
NOTARY PUBLIC, State of New York
        No. 41-4956835
   Qualified in Queens County
    Term Expires Oct 2, 1991

[N.P.                                                                     [CORP.
SEAL]                                                                     SEAL]

                                    EXHIBIT A

                             DESCRIPTION OF THE LAND

ALL THAT TRACT or parcel of land lying and being in Land Lot 51 of the 14th District of Fulton County, Georgia, containing 3.58 acres, same being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at a drill hole set which marks the intersection of the northerly Right-of-Way Line of Harris Street (Sixty (60') foot Right-of-Way) with the easterly Right-of-Way Line of Peachtree Center Avenue (Sixty (60') foot Right-of-Way); thence traveling along the northerly Right-of-Way Line of said Harris Street south 89 degrees 10 minutes 36 seconds east a distance of 207.07 feet to a drill hole set on said Right-of-Way Line which drill hole set is the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING as thus established leaving said Right-of-Way Line and traveling north 00 degrees 49 minutes 24 seconds east a distance of 112.72 feet to a point; thence traveling north 89 degrees 10 minutes 36 seconds west a distance of
206.60 feet to a nail set on the easterly Right-of-Way Line of said Peachtree Center Avenue; thence traveling along said Right-of-Way Line north 01 degree 03 minutes 48 seconds east a distance of 177.30 feet to a drill hole set on said Right-of-Way Line; thence leaving said Right-of-Way Line and traveling south 89 degrees 10 minutes 36 seconds east a distance of 205.92 feet to a point; thence traveling north 00 degrees 49 minutes 24 seconds east a distance of 113.30 feet to a nail set on the southerly Right-of-Way Line of Baker Street (Sixty (60') foot Right-of-Way); thence traveling along said Right-of-Way Line south 89 degrees 19 minutes 51 seconds east a distance of 296.41 feet to a drill hole set on said Right-of-Way Line at its intersection with the westerly Right-of-Way Line of Courtland Street (Seventy (70') foot Right-of-Way); thence traveling along the westerly Right-of-Way Line of said Courtland Street south 01 degree 03 minutes 16 seconds west a distance of 404.12 feet to a drill hole set on said Right-of-Way Line at its intersection with the northerly Right-of-Way Line of said Harris Street; thence traveling along the northerly Right-of-Way Line of said Harris Street north 89 degrees 10 minutes 36 seconds west a distance of
294.84 feet to a drill hole set on said Right-of-Way Line, which drill hole set marks the TRUE POINT OF BEGINNING.

The above described property being shown on that certain Survey entitled "ALTA/ACSM Land Title Survey for Atlanta Marriott Marquis Limited Partnership, Ivy Street Hotel Limited Partnershlp, Marriott/Portman Finance Corporation, The Citizens and Southern National Bank & Ticor Title Insurance Company of California", prepared by Planners and Engineers Collaborative, bearing the seal of Robert Lee White, Georgia Registered Land Surveyor No. 2080, dated January 5, 1990.

TOGETHER WITH the following two (2) easement parcels, on the terms and subject to the conditions set forth with respect thereto in, to and under that certain Declaration of Easements and Restrictions dated on September 1, 1982 and recorded at Deed Book 8291, Page 40, Fulton County, Georgia Records; as amended by First Amendment to Declaration of Easements and Restrictions, dated as of August 4, 1983, recorded at Deed Book 8657, Page 385, aforesaid Records:


                                EASEMENT PARCELS

(Marquis Two Tower)

All that tract or parcel of land lying and being in the City of Atlanta, in Land Lot 51 of the 14th District of Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at the point formed by the intersection of the east right-of-way line of Peachtree Center Avenue (formerly known as Ivy Street) (as presently located) with the south right-of-way line of Baker Street (as presently located); run thence south 89 degrees, 19 minutes, 51 seconds east, as measured along the south right-of-way line of Baker Street (as presently located), a distance of
205.44 feet to a point; run thence south 00 degrees, 49 minutes, 24 seconds west, a distance of 113.30 feet to a point; run thence north 89 degrees, 10 minutes, 36 seconds west, a distance of 205.92 feet to a point lying on the east right-of-way line of Peachtree Center Avenue (formerly known as Ivy Street) (as presently located); run thence north 01 degrees, 03 minutes, 49 seconds east, as measured along the east right-of-way line of Peachtree Center Avenue (formerly known as Ivy Street) (as presently located) a distance of 112.75 feet to a point formed by the intersection of the south right-of-way line of Baker Street (as presently located) with the east right-of-way line of Peachtree Center Avenue (formerly known as Ivy Street) (as presently located) and the POINT OF BEGINNING; being property shown on the plat of survey, to which reference is made for all purposes, prepared for P.C. Towers, L.P., a Georgia limited partnership, by Planners and Engineers Collaborative, bearing the certification of Robert L. White, Georgia Registered Land Surveyor, number 2080, dated July 20, 1988, last revised September 9, 1988.

(Marquis One Tower)

All that tract or parcel of land lying and being in the City of Atlanta, in Land Lot 51, of the 14th District, of Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at the point formed by the intersection of the east right-of-way line of Peachtree Center Avenue (formerly known as Ivy Street) (as presently located) with the north right-of-way line of Harris Street (as presently located); run thence north 01 degrees, 03 minutes, 49 seconds east, as measured along the east right-of-way line of Peachtree Center Avenue (formerly known as Ivy street) (as presently located), a distance of 112.72 feet to a point; run thence south 89 degrees, 10 minutes, 36 seconds east, a distance of 206.60 feet to a point; run thence south 00 degrees, 49 minutes, 24 seconds west, a distance of 112.72 feet to a point located on the north right-of-way line of Harris Street (as presently located); run thence north 89 degrees, 10 minutes, 36 seconds west, as measured along the north right-of-way line of Harris Street (as presently located), a distance of 207.07 feet to a point formed by the intersection of the east right-of-way line of Peachtree Center Avenue (formerly known as Ivy Street) (as presently located) with the north right-of-way line of Harris Street (as presently located) and the POINT OF BEGINNING; being property shown on the plat of survey, to which reference is made for all purposes, prepared for P.C. Towers, L.P., a Georgia limited partnership, by Planners and Engineers Collaborative, bearing the certification of Robert L. White, Georgia Registered Land Surveyor, number 2080, dated July 20, 1988, last revised September 9, 1988.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

1. a. All taxes for the year 1990, liens not yet due or payable, and subsequent years.

   b. The following matters as shown on that certain Survey entitled "ALTA/ACSM Land Title Survey for Atlanta Marriott Marquis Limited Partnership, Ivy Street Hotel Limited Partnership, Marriott/Portman Finance Corporation, The Citizens and Southern National Bank & Ticor Title Insurance Company of California", prepared by Planners and Engineers Collaborative, bearing the seal of Robert Lee White, Georgia Registered Land Surveyor No. 2080, dated January 5, 1990:

      1. Stairs and grate encroaching onto property adjoining to the southwest;

      2. Twelve (12') foot diameter column centered on the southwesterly most boundary line of the Premises;

      3. Three (3) planters encroaching onto property adjoining to the southwest;

      4. Air vent encroaching onto property adjoining to the southwest;

      5. Overhead concrete structures encroaching onto the Rights-of-Way of Peachtree Center Avenue, Baker Street, Courtland Street and Harris Street;

      6. Air vent encroaching onto property adjoining to the west-northwest;

      7. Three (3) planters encroaching onto property adjoining to the west-northwest;

      8. Stairs and grate encroaching onto property adjoining to the northwest;

      9. Five (5') feet of a fifteen (15') foot Georgia Power vault easement traversing a portion of the northerly boundary line of the Premises;

      10. Mechanical vault located in the northerly portion of the Premises and encroaching onto the Right-of-Way of Baker Street;

      11. Two (2) islands located on the northerly portion of the Premises and encroaching onto the Right-of-Way of Baker Street;

      12. Two (2) water meters located on the northeasterly boundary line of the Premises;

      13. Three (3) signs located on the northeasterly boundary line of the Premises;

      14. Seven (7) signs located on the southeasterly and southerly boundary lines of the Premises;

      15. Steel pipe with clean-outs traversing a portion of the southerly boundary line of the Premises and encroaching onto the Rights-of-ways of Courtland Street and Harris Street;

      16. Grate traversing a portion of the southerly boundary line of the Premises; and

      17. Paving and curbing located throughout the Premises and encroaching onto the Rights-of-Ways of Peachtree Center Avenue, Baker Street, Courtland Street and Harris Street.

  c. Easements, Restrictions and Covenants created pursuant to Declaration of Easements and Restrictions between Ivy Street Associates, Ltd. and The
      S. J. Company, dated September 1, 1982, recorded at Deed Book 8291, Page 40, Records of Fulton County, Georgia; as amended by First Amendment to Declaration of Easements and Restrictions dated as of August 4, 1983, and recorded at Deed Book 8657, Page 385 in the aforesaid Records.

  d. Easement Agreement between The S. J. Company, a Georgia limited partnership, and Georgia Power Company, dated September 1, 1982, recorded at Deed Book 8291, Page 76, Records of Fulton County, Georgia.

                                    EXHIBIT C

                         SECURITY AGREEMENT INFOMATION


                                     PART 1

Description of the Debtor and the Secured Party

A. Debtor:

   1. Name and Legal Structure:

      The Debtor is comprised of Ivy Street Hotel Limited Partnership, a Georgia limited partnership, and Atlanta Marriott Marquis Limited Partnership, a Delaware limited partnership.

   2. The principal place of business of the Debtor in the State of Georgia is located at 265 Peachtree Center Avenue, Atlanta, Georgia 30303.

   3. Ivy Street Hotel Limited Partnership has been using or operating under said name and legal structure without change since July 31, 1982 and Atlanta Marriott Marquis Limited Partnership has been using or operating under said name and legal structure without change since May 28, 1985.

B. Secured Party: Marriott/Portman Finance Corporation is a Delaware corporation.

                                     PART 2

           Notice Mailing Addresses of the Debtor and the Secured Party

A. The mailing address of the Debtor is:

       Ivy Street Hotel Limited Partnership

           10400 Fernwood Road
           Bethesda, Maryland 20058
           Attention: Legal Department/Hotel Operations

       with a copy to:

            John C. Portman, Jr.
            c/o Portman Properties
            225 Peachtree Street, N.E.
            Atlanta, Georgia 30303
            Attention: Legal Department

       Atlanta Marriott Marquis Limited Partnership

           10400 Fernwood Road
           Bethesda, Maryland 20058
           Attention: Legal Department/Hotel Operations

B. The mailing address of the Secured Party is:

       Marriott/Portman Finance Corporation

           10400 Fernwood Road
           Bethesda, Maryland 20058

                                    EXHIBIT D

                              EXISTING INDEBTEDNESS

1. Amounts currently owing and amounts which from time to time herafter may be owing by Owner in accordance with the provisions of the following:

        Loan Agreement between Ivy Street Hotel Limited Partnership and Bankers Trust Company dated as of October 15, 1987

        Offering Basis Finance Agreement between Ivy Street Motel Limited Partnership and Bankers Trust Company dated October 15, 1987

2. Amounts currently owing by Owner to Marriott under loans made pursuant to the Marriott Commitment (which loans shall nevertheless be subject to the provisions of Section 7.6.1 hereof).